[LOGO OMITTED]
ALLEGHANY FUNDS

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Semi-Annual
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Report
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ALLEGHANY/MONTAG & CALDWELL GROWTH FUND
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ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND
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ALLEGHANY/TAMRO LARGE CAP VALUE FUND
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ALLEGHANY/CHICAGO TRUST TALON FUND
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ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND
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ALLEGHANY/TAMRO SMALL CAP FUND
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ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND
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ALLEGHANY/VEREDUS SCITECH FUND
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ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND
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ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND
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ALLEGHANY/MONTAG & CALDWELL BALANCED FUND
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ALLEGHANY/CHICAGO TRUST BALANCED FUND
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ALLEGHANY/CHICAGO TRUST BOND FUND
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ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND
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ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND
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APRIL 30, 2001
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
[LOGO OMITTED] ALLEGHANY FUNDS

Dear Fellow Shareholder,

As an old Chinese curse says, "May you live in interesting times." For investors, the first six months of this fiscal year have certainly been interesting, to put it mildly. The "New Economy" became old news, the seemingly-unstoppable U.S. economy almost ground to a halt, and the Federal Reserve aggressively slashed interest rates four times in an attempt to keep the economy from falling into a recession.

These markets are a true test for any investor. Our managers meet this challenge by strictly adhering to their investment process and by keeping their eyes on the long-term horizon. This enables them to avoid the mistakes that can come from second-guessing their time-tested processes in reaction to short-term market fluctuations. I believe that this discipline is what sets Alleghany Funds apart from others in the marketplace.

There also have been some very exciting changes in our fund family since our last annual report. We introduced Alleghany/TAMRO Large Cap Value Fund and Alleghany/TAMRO Small Cap Fund. These funds are managed by the most recent investment advisor to join the Alleghany family, TAMRO Capital Partners LLC.

TAMRO is a value-oriented equity firm based in Alexandria, Virginia. Its investment team focuses on companies that they believe are fundamentally strong but are overlooked in the current market. Like the rest of Alleghany's managers, the firm's principals are seasoned professionals. Philip Tasho, the lead manager for the TAMRO funds, has more than 20 years of experience in the mutual fund industry.

These additions are another step in the continuing evolution of Alleghany Funds, and this year should also bring some very exciting changes for our family. Whatever changes may occur in the market, however, you can be sure that our commitment to a disciplined investment process will remain as strong as ever.

Thank you for entrusting us with your investment needs.

Sincerely,

/S/SIGNATURE
Kenneth Anderson
President



ALLEGHANY FUNDS ARE NO-LOAD MUTUAL FUNDS DISTRIBUTED BY PFPC DISTRIBUTORS, INC., KING OF PRUSSIA, PA 19406. THIS IS NOT AN OFFER TO SELLOR A SOLICITATION OF AN OFFER TO BUY SHARES OF ANY OF THE FUNDS DESCRIBED. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THIS INFORMATION MUST BE ACCOMPANIED OR PRECEDED BY A PROSPECTUS.



Shareholder Services  800 992-8151  www.AlleghanyFunds.com
THE CHICAGO TRUST COMPANY o MONTAG & CALDWELL, INC o VEREDUS ASSET MANAGEMENT LLC o BLAIRLOGIE CAPITAL MANAGEMENT o TAMRO CAPITAL PARTNERS LLC

Table of Contents

SUMMARY INFORMATION                                           2
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PORTFOLIO MANAGER COMMENTARIES:
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  ALLEGHANY/MONTAG & CALDWELL GROWTH FUND                     6
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  ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND                7
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  ALLEGHANY/TAMRO LARGE CAP VALUE FUND                        8
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  ALLEGHANY/CHICAGO TRUST TALON FUND                          9
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  ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND                   10
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  ALLEGHANY/TAMRO SMALL CAP FUND                             11
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  ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND               12
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  ALLEGHANY/VEREDUS SCITECH FUND                             13
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  ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND          14
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  ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND                 15
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  ALLEGHANY/MONTAG & CALDWELL BALANCED FUND                  16
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  ALLEGHANY/CHICAGO TRUST BALANCED FUND                      17
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  ALLEGHANY/CHICAGO TRUST BOND FUND                          18
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  ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND                19
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  ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND                  20
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SCHEDULE OF INVESTMENTS:
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  ALLEGHANY/MONTAG & CALDWELL GROWTH FUND                    21
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  ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND               22
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  ALLEGHANY/TAMRO LARGE CAP VALUE FUND                       23
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  ALLEGHANY/CHICAGO TRUST TALON FUND                         25
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  ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND                   26
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  ALLEGHANY/TAMRO SMALL CAP FUND                             27
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  ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND               29
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  ALLEGHANY/VEREDUS SCITECH FUND                             30
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  ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND          31
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  ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND                 34
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  ALLEGHANY/MONTAG & CALDWELL BALANCED FUND                  37
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  ALLEGHANY/CHICAGO TRUST BALANCED FUND                      40
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  ALLEGHANY/CHICAGO TRUST BOND FUND                          44
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  ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND                47
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ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND                    50
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STATEMENT OF ASSETS AND LIABILITIES                          52
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STATEMENT OF OPERATIONS                                      56
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STATEMENT OF CHANGES IN NET ASSETS                           60
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FINANCIAL HIGHLIGHTS                                         66
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NOTES TO FINANCIAL STATEMENTS                                87
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THE CHICAGO TRUST COMPANY
With roots going back to 1887, Chicago Trust manages portfolios for mutual fund, institutional and high net worth clients.The firm also provides investment, trustee and administrative services for pension, profit sharing and 401(k) plans.

MONTAG & CALDWELL, INC.
Founded in 1945 in Atlanta, Montag & Caldwell is one of the oldest and most well-respected investment counseling firms in the Southeast. The firm manages investments for institutions and retirement plans, as well as for individual clients.

VEREDUS ASSET MANAGEMENT LLC
A specialist in small company growth stocks, Veredus manages institutional accounts, individual client accounts and mutual funds and is based in Louisville, Kentucky. The firm was founded by B. Anthony Weber, a former principal with Fred Alger & Co., a well-known New York-based growth stock research and investment firm.

BLAIRLOGIE CAPITAL MANAGEMENT
Based in Edinburgh, Scotland, Blairlogie specializes in managing international and emerging market portfolios for institutions and mutual funds. The firm is a registered investment advisor in the United States and the United Kingdom.

TAMRO CAPITAL PARTNERS LLC
Headquartered in Alexandria, VA, TAMRO focuses on large-cap and small-cap value equity investments. The firm was founded in June 2000 and is a subsidiary of Alleghany Asset Management.

ALLEGHANY FUNDS
---------------

PERFORMANCE FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)

SUMMARY INFORMATION
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
                                    ALLEGHANY/MONTAG & CALDWELL                          ALLEGHANY/ CHICAGO TRUST
                                            GROWTH FUND                                    GROWTH & INCOME FUND
                                 CLASS N                   CLASS I                     CLASS N              CLASS I
TOTAL RETURNS:
Six Months............               (8.86)%                  (8.72)%                   (12.69)%              (12.61)%
One Year..............              (14.26)%                 (14.01)%                    (7.79)%                N/A
Three Year
  Average Annual ....                 4.45%                    4.75%                     10.87%                 N/A
Five Year
  Average Annual ....                15.94%                    N/A                       18.36%                 N/A
Average Annual
  Since Inception                    19.37%                   15.99%                     18.41%                 N/A
Inception Date........             11/02/94                 06/28/96                   12/13/93             07/31/00

TOP TEN HOLDINGS

as of April 30, 2001
COMPANY AND % OF TOTAL NET ASSETS
Pfizer, Inc. ............................   6.22%
Coca-Cola Co. ...........................   5.67%
Electronic Data Systems Corp. ...........   5.38%
General Electric Co. ....................   5.11%
Pharmacia Corp. .........................   4.83%
Johnson & Johnson .......................   4.70%
American International Group, Inc. ......   4.46%
Citigroup, Inc. .........................   4.22%
Home Depot, Inc. ........................   4.04%
AOL Time Warner, Inc. ...................   3.98%

as of April 30, 2001
COMPANY AND % OF TOTAL NET ASSETS
Sysco Corp. .............................   4.80%
Cardinal Health, Inc. ...................   4.79%
Electronic Data Systems Corp. ...........   4.79%
Federal Home Loan Mortgage Corp. ........   4.31%
General Electric Co. ....................   3.93%
Harley-Davidson, Inc. ...................   3.72%
Walgreen Co. ............................   3.45%
AES Corp. ...............................   3.42%
Pfizer, Inc. ............................   3.00%
EMC Corp. ...............................   2.92%

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
                                          ALLEGHANY/TAMRO                                ALLEGHANY/CHICAGO TRUST
                                       LARGE CAP VALUE FUND                                     TALON FUND
TOTAL RETURNS:
Six Months............                         N/A                                                 11.01%
One Year..............                         N/A                                                 19.11%
Three Year
   Average Annual ....                         N/A                                                 10.91%
Five Year
   Average Annual ....                         N/A                                                 14.81%
Average Annual
   Since Inception ...                         N/A                                                 17.53%
Inception Date........                       11/30/00                                             09/19/94

TOP TEN HOLDINGS

as of April 30, 2001
COMPANY AND % OF TOTAL NET ASSETS
Washington Mutual, Inc........................   2.91%
Berkshire Hathaway, Inc., Class A.............   2.46%
Exelon Corp...................................   2.22%
Baxter International, Inc.....................   2.19%
Philip Morris Cos., Inc.......................   2.17%
General Dynamics Corp.........................   2.17%
UnumProvident Corp............................   2.13%
Fannie Mae....................................   2.07%
BP Amoco, Plc, SP ADR.........................   2.06%
Toys "R" Us, Inc..............................   2.06%

as of April 30, 2001
COMPANY AND % OF TOTAL NET ASSETS
Unisys Corp. .................................   5.69%
Andrew Corp...................................   5.39%
CTS Corp......................................   4.75%
Harris Corp...................................   4.47%
Boston Scientific Corp........................   4.11%
American Power Conversion Corp................   4.10%
Belo (A.H.) Corp., Class A....................   3.92%
Sealed Air Corp...............................   3.67%
Houghton Mifflin Co...........................   3.40%
Mentor Graphics Corp..........................   3.29%

                                        ALLEGHANY/VEREDUS                                     ALLEGHANY/TAMRO
                                      AGGRESSIVE GROWTH FUND                                  SMALL CAP FUND
TOTAL RETURNS:
Six Months..............                         2.78%                                              N/A
One Year................                        (1.13)%                                             N/A
Three Year
   Average Annual ......                          N/A                                               N/A
Five Year
   Average Annual ......                          N/A                                               N/A
Average Annual
   Since Inception .....                        40.52%(a)                                           N/A
Inception Date..........                     06/30/98(a)                                         11/30/00


TOP TEN HOLDINGS

as of April 30, 2001
COMPANY AND % OF TOTAL NET ASSETS
HEALTHSOUTH Corp...................................   4.64%
Cytyc Corp.........................................   3.45%
Genesco, Inc.......................................   3.36%
Respironics, Inc...................................   2.78%
AirTran Holdings, Inc..............................   2.72%
Humana, Inc........................................   2.68%
D.R. Horton, Inc...................................   2.56%
Key Energy Services, Inc...........................   2.53%
Toll Brothers, Inc.................................   2.43%
RehabCare Group, Inc...............................   2.40%


as of April 30, 2001
COMPANY AND % OF TOTAL NET ASSETS
Reebok International Ltd. .........................   2.52%
American Italian Pasta Co., Class A ...............   2.41%
Fleming Cos., Inc. ................................   2.37%
National-Oilwell, Inc. ............................   2.33%
Constellation Brands, Inc. Class A ................   2.31%
Outback Steakhouse, Inc. ..........................   2.18%
Weingarten Realty Investors, REIT .................   2.14%
Hancock Fabrics, Inc. .............................   2.13%
NBTY, Inc. ........................................   2.03%
Quaker Fabric Corp. ...............................   2.02%

                                     ALLEGHANY/CHICAGO TRUST                                ALLEGHANY/VEREDUS
                                       SMALL CAP VALUE FUND                                    SCITECH FUND
TOTAL RETURNS:
Six Months..............                        12.53%                                            (11.90)%
One Year................                        21.23%                                              N/A
Three Year
   Average Annual .....                          N/A                                                N/A
Five Year
   Average Annual .....                          N/A                                                N/A
Average Annual
   Since Inception ....                          8.74%                                              N/A
Inception Date..........                     11/10/98                                            06/30/00

TOP TEN HOLDINGS

as of April 30, 2001
COMPANY AND % OF TOTAL NET ASSETS
Prosperity Bancshares, Inc. ......................   4.39%
Hibernia Corp., Class A ..........................   4.35%
First Financial Holdings, Inc. ...................   3.74%
Pier 1 Imports, Inc. .............................   3.63%
First Health Group Corp. .........................   3.58%
Milacron, Inc. ...................................   3.24%
Applebee's International, Inc. ...................   2.91%
Glatfelter (P.H.) Co. ............................   2.79%
AMETEK, Inc. .....................................   2.63%
Kent Electronics Corp. ...........................   2.62%


as of April 30, 2001
COMPANY AND % OF TOTAL NET ASSETS
Semiconductor HOLDRs Trust .......................   6.46%
Apple Computer, Inc. .............................   5.21%
STERIS Corp. .....................................   4.72%
Cytyc Corp. ......................................   4.45%
Extreme Networks, Inc. ...........................   4.40%
Respironics, Inc. ................................   4.25%
Physiometrix, Inc. ...............................   4.02%
Scios, Inc. ......................................   3.96%
Specialty Laboratories, Inc. .....................   3.81%
Stericycle, Inc. .................................   3.63%

----------------------------------------------
(a) Prior to December 7, 1998, the inception date and performance figures reflected are those of a predecessor fund, Veredus Growth Fund.

ALLEGHANY FUNDS
---------------

PERFORMANCE FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)
SUMMARY INFORMATION - CONTINUED
--------------------------------------------------------------------------------

                                      ALLEGHANY/ BLAIRLOGIE                                ALLEGHANY/BLAIRLOGIE
                                   INTERNATIONAL DEVELOPED FUND                            EMERGING MARKETS FUND
                                 CLASS N                   CLASS I                     CLASS N              CLASS I
TOTAL RETURNS:
Six Months............              (10.64)%                 (10.58)%                     (7.44)%              (7.27)%
One Year..............              (20.14)%                 (19.94)%                    (27.10)%             (26.94)%
Three Year
   Average Annual ....               (2.89)%(a)               (2.59)%(a)                 (9.53)%(b)            (9.33)%(b)
Five Year
   Average Annual ....                2.05%(a)                 2.34%(a)                  (6.22)%(b)            (5.97)%(b)
Average Annual
   Since Inception ...                5.21%(a)                 6.12%(a)                  (8.19)%(b)             0.28%(b)
Inception Date........             11/30/94(a)               06/08/93(a)                10/20/94(b)          06/01/93(b)


TOP TEN HOLDINGS

as of April 30, 2001
COMPANY AND % OF TOTAL NET ASSETS
Nokia Oyj............................................    2.94%
Vodafone AirTouch Plc................................    2.64%
GlaxoSmithKline Plc..................................    2.18%
BP Amoco Plc.........................................    1.80%
Telefonica SA........................................    1.71%
Nippon Telegraph & Telephone Corp....................    1.63%
Mitsubishi Tokyo Financial Group, Inc................    1.61%
HSBC Holdings Plc....................................    1.59%
Toyota Motor Corp....................................    1.56%
SONY Corp............................................    1.45%


as of April 30, 2001
COMPANY AND % OF TOTAL NET ASSETS
Samsung Electronics .................................    4.09%
Taiwan Fund, Inc.....................................    2.46%
Telefonos de Mexico SA, SP ADR ......................    2.20%
China Mobile (Hong Kong) Ltd. .......................    2.15%
OAO Lukoil Holding, SP ADR ..........................    2.05%
Taiwan Semiconductor Manufacturing Co., Ltd. ........    2.05%
Petroleo Brasileiro SA, Pfd. ........................    1.76%
Telecomunicacoes Brasileiras SA,
   Pfd Block, SP ADR ................................    1.71%
Korea Electric Power Corp. ..........................    1.68%
United Microelectronics Corp. .......................    1.68%


                                    ALLEGHANY/MONTAG & CALDWELL                         ALLEGHANY/CHICAGO TRUST
                                           BALANCED FUND                                       BALANCED FUND
                                  CLASS N                 CLASS I
TOTAL RETURNS:
Six Months............              (3.89)%                   (3.76)%                                (6.56)%
One Year..............              (5.83)%                   (5.57)%                                (1.04)%
Three Year
   Average Annual ....               5.28%                      N/A                                   9.04%
Five Year
   Average Annual ....              12.73%                      N/A                                  14.26%
Average Annual
   Since Inception ...              14.79%                     2.26%                                 14.35%
Inception Date........            11/02/94                  12/31/98                               09/21/95


TOP TEN EQUITY HOLDINGS

as of April 30, 2001
COMPANY AND % OF TOTAL NET ASSETS
Pfizer, Inc..........................................    3.71%
Johnson & Johnson....................................    3.42%
Coca-Cola Co.........................................    3.32%
Electronic Data Systems Corp.........................    3.14%
General Electric Co..................................    3.12%
Citigroup, Inc.......................................    3.06%
Pharmacia Corp.......................................    2.82%
American International Group, Inc....................    2.75%
Procter & Gamble Co..................................    2.43%
Bristol-Myers Squibb Co..............................    2.39%




as of April 30, 2001
COMPANY AND % OF TOTAL NET ASSETS
Sysco Corp. .........................................    3.16%
Electronic Data Systems Corp. .......................    3.06%
Federal Home Loan Mortgage Corp. ....................    2.78%
Cardinal Health, Inc. ...............................    2.78%
General Electric Co. ................................    2.50%
Harley-Davidson, Inc. ...............................    2.39%
Walgreen Co. ........................................    2.31%
AES Corp. ...........................................    2.19%
Oracle Corp. ........................................    1.92%
Pzifer, Inc. ........................................    1.86%

--------------------------------------------------
(a) Prior to May 1, 1999, the inception date and performance figures reflected are those of a predecessor fund, PIMCO International Developed Fund.
(b) Prior to May 1, 1999, the inception date and performance figures reflected are those of a predecessor fund, PIMCO Emerging Markets Fund.

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                                               ALLEGHANY/CHICAGO TRUST
                                                       BOND FUND
                                               CLASS N         CLASS I
TOTAL RETURNS:
Six Months........................              5.78%          5.91%
One Year..........................             11.13%           N/A
Three Year Average Annual.........              6.04%           N/A
Five Year Average Annual..........              7.12%           N/A
Average Annual Since Inception....              6.35%           N/A
Inception Date....................            12/13/93       07/31/00

TOP TEN HOLDINGS
as of April 30, 2001
COMPANY AND % OF TOTAL NET ASSETS
U.S. Treasury Inflation Index Note
   3.625%, 07/15/02 ..............................   3.71%
U.S. Treasury Note, 6.125%, 08/15/07 .............   3.33%
Federal National Mortgage Association
   5.250%, 01/15/09 ..............................   2.79%
U.S. Treasury Note, 5.875%, 11/15/04 .............   2.73%
Government National Mortgage Association
    7.000%, 09/15/28, Pool #458926 ...............   2.45%
Government National Mortgage Association
   7.000%, 03/15/31, Pool #547577 ................   2.40%
U.S. Treasury Bond, 6.000%, 02/15/26 .............   2.32%
Federal National Mortgage Association
   6.000%, 12/01/28, Pool #535126 ................   2.24%
U.S. Treasury Bond, 6.250%, 08/15/23 .............   2.03%
U.S. Treasury Inflation Index Note
   3.375%, 01/15/07 ..............................   1.99%

--------------------------------------------------------------------------------

                                      ALLEGHANY/CHICAGO TRUST
                                        MUNICIPAL BOND FUND
TOTAL RETURNS:
Six Months............                         4.17%
One Year..............                         9.34%
Three Year
   Average Annual.....                         4.65%
Five Year
   Average Annual.....                         4.71%
Average Annual
   Since Inception ...                         4.26%
Inception Date .......                       12/13/93


TOP TEN HOLDINGS

as of April 30, 2001
COMPANY AND % OF TOTAL NET ASSETS
District of Columbia, Smithsonian Institute
   Series A, 5.375%, 11/01/15                       3.21%
Indianapolis International Airport Authority
   Revenue, Federal Express Corp. Project
   7.100%, 01/15/17                                 3.11%
Cartersville Developed Authority,
   Water & Wastewater Facilities Revenue
   Series A, 7.375%, 05/01/09                       2.92%
Plano Independent School District, G.O.
   5.000%, 02/15/09                                 2.78%
Frisco Independent School District, Series A,
   G.O., 7.000%, 08/15/10                           2.78%
Indianapolis Public Improvement Revenue,
   Series B, 6.000% 01/10/20                        2.68%
Texas Municipal Power Agency Revenue,
   Series E, 5.500%, 09/01/10                       2.62%
Omaha Public Power District Electric Revenue,
   Series C, 5.400%, 02/01/08                       2.61%
Oklahoma Housing Development Authority
   Revenue Obligation Lease Purchase Program
   Series A, 5.100%, 11/01/05                       2.51%
Massachusetts State, Series C, G.O.
   5.250%, 08/01/17                                 2.50%

ALLEGHANY FUNDS
---------------

ALLEGHANY/MONTAG & CALDWELL GROWTH FUND
PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------

[PHOTO OMITTED]
Ronald E. Canakaris, CFA

Q   How did the Fund perform during the six-month period ended April 30, 2001?

A Alleghany/Montag & Caldwell Growth Fund, Class I and Class N, produced total returns of -8.72% and -8.86%, respectively, for the period. In comparison, the Fund's benchmark, the Standard & Poor's 500 Index ("S&P(R) 500 Index") returned -12.07%, while the Fund's peer group, as measured by the Lipper Large-Cap Core Fund Index, returned -13.04%.

Q   To what do you attribute this performance?

A A severe economic slowdown and weakening corporate profits brought stocks into bear market territory during the period. As might be expected, the technology sector was hardest hit, but almost all areas of the market were adversely affected. Throughout the period, we maintained our investment discipline, finding opportunities created by market volatility to better position the Fund for the long term.

    Our emphasis on high quality multi-nationals in the consumer staples and health care sectors greatly aided performance in the final two months of 2000 as investors sought shelter from the technology shakeout. The situation reversed, however, in early 2001 as investors, tempted by newly reduced valuations, began to move back into the technology sector. We were also adversely affected by a series of company- and industry-specific issues in the consumer staples sector.

Q   What stocks looked attractive as the period came to a close?

A The market downturn brought many technology issues down to valuation levels not seen in more than two years. We found attractive buying opportunities in AOL-Time Warner, Inc. (4.0% of net assets). AOL's unique positioning and the expected cost savings from the merger should support its earnings growth. After observing signs of improvement in interest rate sensitive sectors, such as housing, we initiated a position in Masco Corp. (1.4%), a leading manufacturer of home improvement and building products.

    Early in the period, we trimmed our positions in Gillette Co. (1.5%) and McDonald's Corp. (2.6%), based upon an outlook of more moderate earnings momentum. We also cut back on Wells Fargo & Co. (2.4%), given its large exposure to the energy crisis in California and the potential short-term impact on its operations.

Q   What is your outlook?

A With evidence of improving economic conditions and corporate profit growth later in the year, supported by lower interest rates, tax cuts and moderate inflation, the broader stock market indices should experience an upward bias. It is our view that the shares of the highest quality companies with consistent earnings should benefit most as we move back toward economic growth and stability.

                                                                  APRIL 30, 2001

                      PORTFOLIO ALLOCATION BY MARKET SECTOR

                               [PIE CHART OMITTED]
                            [PLOT POINTS TO FOLLOW:]

                             OTHER COMMON STOCKS 24%
                               PHARMACEUTICALS 17%
                                   FINANCE 14%
                              FOOD AND BEVERAGE 9%
                                  TECHNOLOGY 9%
                               CONSUMER STAPLES 8%
                                    RETAIL 7%
                                  ELECTRICAL 5%
                             HEALTH CARE SERVICES 5%
                          CASH AND OTHER NET ASSETS 2%

                           ALLEGHANY/MONTAG & CALDWELL
                              GROWTH FUND--CLASS N
                                GROWTH OF $10,000

                              [LINE CHART OMITTED]
                            [PLOT POINTS TO FOLLOW:]

       S&P(R)500    LIPPER LARGE-CAP     ALLEGHANY/MONTAG & CALDWELL
         INDEX      CORE FUND INDEX      GROWTH FUND--CLASS N SHARES
11/94    10000          10000                         10000
10/95    12641          12226                         13187
10/96    15685          14857                         17131
10/97    20720          19177                         22925
10/98    25277          22228                         27027
10/99    31761          27824                         34958
10/00    33692          30414                         34623
4/01     29629          26448                         31554

                  Average Annual
              Total Return - Class N
              ----------------------
One Year             (14.26)%
Five Year             15.94%
Since Inception       19.37%

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P(R) 500 INDEX AND LIPPER LARGE-CAP CORE FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

ALLEGHANY FUNDS
---------------

ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND
PORTFOLIO MANAGERS COMMENTARY
--------------------------------------------------------------------------------

[PHOTO OMITTED]
Bernard F. Myszkowski, CFA

[PHOTO OMITTED]
Richard S. Drake, CFA

Q   How did the Fund perform during the six-month period ended April 30, 2001?

A For the six-month period, Alleghany/Chicago Trust Growth & Income Fund, Class I and Class N, produced total returns of -12.61% and -12.69%, respectively. In comparison, the benchmark S&P(R) 500 Index returned -12.07%, while the Fund's peer group, the Lipper Large-Cap Growth Fund Index, returned -25.74%.

Q   How would you describe the investment environment?

A The past six months have been difficult, to put it mildly. An unprecedented number of companies missed earnings targets, sending many sectors tumbling. Technology companies had a particularly difficult quarter, falling quickly from their sky-high valuations. The bursting of the Internet bubble had some repercussions outside of the dot-com world as well, as many large blue chip companies saw many of their technology customers go out of business. Meanwhile, increasing reports of layoffs and bankruptcies caused consumers to fear that their jobs were not secure. While the effect on consumer confidence was not as severe as many had feared, consumers were given pause as they watched their stock portfolios shrink.

    The Federal Reserve Board (the "Fed") responded to the economy's weakness by cutting interest rates four times over the period, for a total reduction of 200 basis points. While investors seemed disappointed by the first three cuts, the last reduction seemed to have the desired effect, sparking an April rally. The Fed made it clear, however, that they were not going to drop rates solely to boost the stock market, and that inflation would have to remain at bay if there were to be any further cuts.

Q   What factors affected the Fund's performance?

A Throughout the period, we diligently maintained our investment style and believe that this discipline will remain our biggest asset, regardless of the market environment. Two aspects of our investment style deserve special attention in this market environment. First, we believe that our focus on the long term will allow us to navigate these turbulent markets. By keeping portfolio turnover to a minimum, we avoid many of the potentially disastrous emotional decisions that sometimes accompany market volatility, and we're able to minimize the tax burden on our shareholders. Second, our diversification greatly aided the portfolio. By maintaining balance, we shield the portfolio from many of the huge swings that can occur in a sector. The past six months, for example, have seen almost a 40% drop in the value of the technology sector in the S&P(R) 500.

Q   What is your outlook?

A We believe that the market is not out of the woods yet and will likely take time to return to the bullishness of earlier periods. During upcoming months, we will continue to stick to our process and believe that our bottom-up approach and analysis of individual stocks will continue to benefit investors in the long term.

                                                                  APRIL 30, 2001
                     PORTFOLIO ALLOCATION BY MARKET SECTOR

                              [PIE CHART OMITTED]
                            [PLOT POINTS TO FOLLOW:]
                            OTHER COMMON STOCKS 21%
                                 TECHNOLOGY 21%
                                  FINANCE 18%
                                   RETAIL 9%
                             CONSUMER CYCLICALS 7%
                                CAPITAL GOODS 5%
                          CASH AND OTHER NET ASSETS 5%
                              FOOD AND BEVERAGE 5%
                            HEALTH CARE SERVICES 5%
                               PHARMACEUTICALS 4%

                            ALLEGHANY/CHICAGO TRUST
                         GROWTH & INCOME FUND--CLASS N
                               GROWTH OF $10,000

                              [LINE CHART OMITTED]
                            [PLOT POINTS TO FOLLOW:]

       S&P(R) 500   LIPPER LARGE-CAP   ALLEGHANY/CHICAGO TRUST GROWTH &
         INDEX     GROWTH FUND INDEX    INCOME FUND -- CLASS N SHARES
DEC-93   10000           10000                    10000
OCT-94   10360           10535                    10173
OCT-95   13096           13371                    13088
OCT-96   16250           16021                    16619
OCT-97   21466           20482                    20801
OCT-98   26185           24417                    26090
OCT-99   32902           33489                    33321
OCT-00   34902           36449                    39858
APR-01   30693           27067                    34800

                  Average Annual
               Total Return - Class N
               ----------------------
One Year              (7.79)%
Five Year             18.36%
Since Inception       18.41%"

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P(R) 500 INDEX AND LIPPER LARGE-CAP GROWTH FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

ALLEGHANY FUNDS
---------------

ALLEGHANY/TAMRO LARGE CAP VALUE FUND
PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------

[PHOTO OMITTED]
Philip D. Tasho, CFA"

Q   How did the Fund perform during the six-month period ended April 30, 2001?

A Alleghany/TAMRO Large Cap Value Fund commenced operations on November 30, 2000 and posted a 5.70% since inception return on April 30, 2001. Our peer group, the Lipper Large-Cap Value Index, returned 1.39%, and our benchmark, the S&P(R) 500 Barra Value Index, returned 4.95%.

Q   What were the major contributors to performance?

A Investors began to move away from the growth stocks that had dominated the markets over the previous few years toward stocks with more reasonable valuations, which helped value investors overall. More specifically, our portfolio benefited from our emphasis on energy and financial stocks, as well as our underweight position in the poorly performing technology sector.

    In the energy sector, reduced infrastructure investment combined with higher regulatory hurdles shifted the demand/supply balance. At the same time that global energy demand rose, increased consolidation and technological advances have made it more economical for energy companies to find new sources and increase supply. The companies that have survived the long lean years are now thriving in the heightened demand for energy. As the sector historically has not sustained a major trend in earnings growth, many investors have overlooked it. At 13.5% of the portfolio, we remain overweighted in this sector.

    We have also increased our exposure to utilities. We believe that increased restructuring and consolidation in the industry will create new opportunities. Exelon Corp.(2.2%), a consolidator in the nuclear power generation, has been our main focus.

    The Fund's largest sector exposure is finance at 20%. We remain overweighted due to attractive valuations, further potential consolidation, and a high degree of confidence in earnings growth.

Q   What are the major investment themes for the Fund?

A Since the Fund's inception, restructuring has been and continues to be a major theme for us. Often, the reason that companies produce disappointing earnings is that the company's management has lost focus. Companies sometimes diversify into areas too far removed from their core businesses, and this can cause problems for the company as a whole. We pay particularly close attention when new management arrives and begins to survey the business environment. Before we will buy the stock, however, we need to understand the steps that the new management plans to take in order to bring focus back to the company.

    Consolidation is another major investment theme. The most attractive consolidation companies are low cost producers who are gaining market share. Consolidation should provide tangible benefits to the marketplace and increase barriers to entry. We look for companies in industries most likely to offer these economies of scale and barriers to entry.

Q   What is your outlook?

A While we're heartened that the Fed has been actively cutting interest rates, we still believe that earnings in 2001 are likely to be weak relative to the strong results posted in 2000. That said, we believe that our value-oriented investment style will work well in this environment.

                                                                  APRIL 30, 2001

                      PORTFOLIO ALLOCATION BY MARKET SECTOR

                               [PIE CHART OMITTED]
                            [PLOT POINTS TO FOLLOW:]

                             OTHER COMMON STOCKS 24%
                                   FINANCE 20%
                           OIL AND GAS EXTRACTION 13%
                                 TECHNOLOGY 8%
                                CAPITAL GOODS 7%
                               COMMUNICATIONS 6%
                              CONSUMER STAPLES 6%
                                  UTILITIES 6%
                          CASH AND OTHER NET ASSETS 5%
                                   RETAIL 5%

                                ALLEGHANY/TAMRO
                              LARGE CAP VALUE FUND
                               GROWTH OF $10,000

                              [LINE CHART OMITTED]
                            [PLOT POINTS TO FOLLOW:]

         ALLEGHANY/TAMRO LARGE   S&P(R)/BARRA   LIPPER LARGE CAP
           CAP VALUE FUND         VALUE INDEX     VALUE INDEX
11/30/00       10000                 10000            10000
4/01           10570                 10495            10139

                  Average Annual
                   Total Return
                  --------------
One Year             N/A
Five Year            N/A
Since Inception      N/A

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P(R)/BARRA VALUE INDEX AND LIPPER LARGE-CAP VALUE INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

ALLEGHANY FUNDS
---------------

ALLEGHANY/CHICAGO TRUST TALON FUND
PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------

[PHOTO OMITTED]
Thyra E. Zerhusen

Q   How did the Fund perform during the six-month period ended April 30, 2001?

A It was another very difficult and volatile period for stocks, but Alleghany/Chicago Trust Talon Fund managed to produce a positive return of 11.01%. By comparison, our benchmark, the S&P(R) 400 Mid-Cap Index, returned -1.40%. The Fund's peer group, thE Lipper Mid-Cap Value Index, returned 5.37%.

Q   What factors affected your performance?

A As evidenced by the performance of our benchmark, the S&P(R) 400 Mid-Cap Index, our investment style fared much better than thE overall market over the past six months. Investors turned away from previously hot growth sectors and began to search for the more reasonably valued stocks we favor. Even as the S&P(R) 500 dropped more than 12%, small- and mid-cap value stocks were undergoing a resurgence.

    In addition to a favorable market climate, we believe that our bottom-up investment style also greatly contributed to our performance during the period. Our stock selection process focuses on mid-cap stocks that are inefficiently priced relative to their earnings growth. We look for companies that have a valuable franchise and proven management. We believe that this process should aid the Fund's performance in both up and down markets.

Q   What stocks looked particularly attractive as the period came to a close?

A Quite a few stocks looked attractive towards the end of the period: American Power Conversion Corp. (4.1% of net assets), Andrew Corp. (5.4%), CTS~Corp. (4.8%), Unisys Corp. (5.7%) and Houghton Mifflin Co. (3.4%). A new addition to the Fund at the end of the period was Alpharma, Inc. (1.5%), a multi-national pharmaceutical company, that fit within our investment parameters and will likely be a good addition to the Fund for the next several periods. We eliminated our holdings in Sigma-Aldrich Corp. as the stock had almost doubled since our purchase a year ago and no longer met our valuation discipline.

Q   What is your outlook?

A While we are certainly concerned about the recent market volatility and the ever-present threat of recession, we are confident that we have a well-positioned stock portfolio and own securities with good fundamentals. On the flipside, market volatility has afforded us many opportunities to fine-tune our portfolio by capitalizing on short-term inefficiencies. The market has evolved from broad-based movements to an environment that rewards careful stock selection. We feel that our style of in-depth analysis and frequent discussions and visits with company management should continue to work well going forward.


                                                                  APRIL 30, 2001

                      PORTFOLIO ALLOCATION BY MARKET SECTOR

                               [PIE CHART OMITTED]
                            [PLOT POINTS TO FOLLOW:]

                             OTHER COMMON STOCKS 21%
                                 TECHNOLOGY 15%
                                 ELECTRONICS 12%
                        TELECOMMUNICATIONS EQUIPMENT 11%
                           PRINTING AND PUBLISHING 10%
                              BUSINESS SERVICES 9%
                        MEDICAL PRODUCTS AND SUPPLIES 7%
                          ENTERTAINMENT AND LEISURE 6%
                             HEALTH CARE SERVICES 5%
                          CASH AND OTHER NET ASSETS 4%

                             ALLEGHANY/CHICAGO TRUST
                                   TALON FUND
                                GROWTH OF $10,000

                              [LINE CHART OMITTED]
                            [PLOT POINTS TO FOLLOW:]

        S&P(R) 400    ALLEGHANY/CHICAGO     LIPPER MID-CAP VALUE
      MID-CAP INDEX   TRUST TALON FUND           FUND INDEX
09-94    10000            10000                    10000
10-94     9921            10250                     9968
10-95    12025            12189                    11451
10-96    14111            15420                    13733
10-97    18721            20582                    17579
10-98    19974            18413                    16281
10-99    24180            18840                    17782
10-00    31833            26201                    21113
4-01     31387            29085                    22247

                  Average Annual
                   Total Return
                  -------------
One Year              19.11%
Five Year             14.81%
Since Inception       17.53%

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P(R) 400 MID-CAP INDEX AND LIPPER MID-CAP VALUE INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

ALLEGHANY FUNDS
---------------

ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND
PORTFOLIO MANAGERS COMMENTARY
--------------------------------------------------------------------------------

[PHOTO OMITTED]
B. Anthony Weber

[PHOTO OMITTED]
Charles P. McCurdy, Jr.

Q   How did the Fund perform during the six-month period ended April 30, 2001?

A Alleghany/Veredus Aggressive Growth Fund produced a total return of 2.78%, outperforming its benchmark, the Russell 2000 Index, which returned -1.77% and significantly outperformed its peer group, the Lipper Small-Cap Growth Index, which returned -18.82%.

Q   How would you describe the investment environment?

A It's been a very difficult six months. The first quarter of 2001 represented the first time in history that the NASDAQ Composite was down four consecutive quarters, and it was the first time since 1973-1974 that the S&P(R) 500 holds that distinction as well. Investors began to understand that money can be lost in so-called blue chip stocks as well as high-flying technology companies.

    Most portfolio managers have never experienced a protracted downturn in technology stocks - or any other kind, for that matter. The brief market breaks in 1995 and 1998 were caused by foreign currency crises, not fundamental problems in the domestic economy. We believe that this downturn could last much longer because of the tremendous debt build-up within the telecommunications sector, which has ballooned from $10 billion to $120 billion over the last decade.

Q   What factors affected your performance?

A The single biggest factor affecting our performance was our avoidance of technology stocks in our portfolio. While technology was a major contributor to performance in 1999 and early 2000, we began to reduce our exposure when we felt that valuations had been stretched to their limits and were no longer supportable through earnings growth. While our relative underweight in technology may have caused us to underperform our peers during the brief April rally, but we continue to believe that the technology sector will take some time to heal.

    The Fund continued to emphasize health care, energy and consumer stocks, with a new emphasis on the housing sector. Although health care suffered early in 2001, the sector should continue to provide leadership because of its recession-resistant characteristics, pricing power and earnings visibility.

Q   What is your outlook?

A We stated at the beginning of the year that 2001 was going to be a difficult year. That prediction has certainly proven true so far, and we anticipate that it will remain the case for the remainder of the year. On a more positive note, however, as long as unemployment remains low and consumer confidence remains strong, we believe that we are getting close to a bottom in the broad market. This should present tremendous opportunities within the small- to mid-cap growth universe.



                                                                  APRIL 30, 2001

                     PORTFOLIO ALLOCATION BY MARKET SECTOR

                              [PIE CHART OMITTED]
                            [PLOT POINTS TO FOLLOW:]
                            HEALTH CARE SERVICES 20%
                           OIL AND GAS EXTRACTION 17%
                             CONSUMER CYCLICALS 15%
                            OTHER COMMON STOCKS 12%
                        MEDICAL PRODUCTS AND SUPPLIES 9%
                                   FINANCE 7%
                                   RETAIL 6%
                          CASH AND OTHER NET ASSETS 5%
                      HEALTH MAINTENANCE ORGANIZATIONS 5%
                                CAPITAL GOODS 4%

                               ALLEGHANY/VEREDUS
                             AGGRESSIVE GROWTH FUND
                               GROWTH OF $10,000

                              [LINE CHART OMITTED]
                            [PLOT POINTS TO FOLLOW:]

         RUSSELL 2000  ALLEGHANY/VEREDUS AGGRESSIVE    LIPPER SMALL-CAP
            INDEX              GROWTH FUND               GROWTH INDEX
06-98       10000                10000                       10000
10-98        8311                 8620                        7915
04-99        9571                12710                        9466
10-99        9547                16630                       11215
4/00        11334                26511                       15682
10-00       11209                25502                       15418
4-01        11011                26211                       12516

            Average Annual
             Total Return
            --------------
One Year         (1.13)%
Five Year         N/A
Since Inception  40.52%


THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (RUSSELL 2000INDEX AND LIPPER SMALL-CAP GROWTH INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

SMALL COMPANY STOCKS MAY BE SUBJECT TO A HIGHER DEGREE OF MARKET RISK THAN THE SECURITIES OF MORE ESTABLISHED COMPANIES BECAUSE THEY TEND TO BE MORE VOLATILE AND LESS LIQUID.

TECHNOLOGY COMPANIES PRESENT SPECIAL RISKS TO INVESTORS INCLUDING SECTOR CONCENTRATION AND SMALL COMPANY STOCK RISK. INVESTMENTS CONCENTRATED IN A SPECIAL INDUSTRY OR SECTOR MAY BE SUBJECT TO GREATER MARKET RISK AND MAY BE MORE VOLATILE.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

ALLEGHANY FUNDS
---------------

ALLEGHANY/TAMRO SMALL CAP FUND
PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------

[PHOTO OMITTED]
Philip D. Tasho, CFA

Q   How did the Fund perform during the six-month period ended April 30, 2001?

A The Alleghany/TAMRO~Small Cap ~Fund commenced operations on November 30, 2000 and posted a since inception return of 14.60% as of April 30, 2001. For the same time period, the benchmark Russell 2000 Index returned of 9.47% and the Fund's peer group, the Lipper Small-Cap Core Index, returned 9.45%.

Q   What factors aided in the positive performance?

A Generally, investors began to pay much closer attention to valuation over the past five months as the growth market tumbled. Our investment style benefited from the market's new appreciation for value. More specifically, our exposure to technology, industrials and health care and an emphasis on energy, retail, homebuilders and finance aided the Fund during the period. Major contributors to performance included Arch Coal, Inc. (1.2% of net assets), IKON Office Solutions, Inc. (1.2%), Hancock Fabrics, Inc. (2.1%) and Lennar Corp.(1.7%). These companies are benefiting from corporate restructuring and an increased level of consolidation taking place within their respective industries.

Q   What economic factors are influencing the Fund?

A Whether we are in a recession or not, the equity index returns are currently discounting one. The annual losses in the large-cap S&P(R) 500 and the small-cap Russell 2000 indices are in excess of 20%, typical recession-type performance. The excess in this economiC cycle was primarily focused on technology and telecommunications capital spending. These two sectors led the market up and are dominating the market down.

    Thus far, the consumer has held up well: new home sales, retail sales and employment numbers do not underscore weakness. Although employment is a lagging economic indicator, it is at an historically high level relative to where we have been prior to other economic downturns. While joblessness may still rise, it is equally possible that the strong employment picture will help the economy rebound from this downturn.

Q   What stocks looked attractive over the period?

A In the recent correction, we had the opportunity to invest in WMS Industries, Inc. (1.6%), a company that provides hardware and software to the gaming markets and is benefiting from the introduction of new products. We also increased our exposure to the financial sector, as we expect the weak economic environment to lead to further interest rate reductions.

    We remain overweighted in the energy sector, as many companies in the industry continue benefiting from the consolidation that has taken place over the past decade. National-Oilwell, Inc. (2.3%) and CrossTimbers Oil Co. (1.9%) were our largest energy holdings at the end of the period.

    We have also increased our portfolio weighting in finance, mainly banks, and maintained a significant position in the dividend-rich real estate investment trust (REIT) industry. First Charter Corp.(1.8%), Hibernia Corp., Class A (1.7%) and Provident Bankshares Corp.(1.5%) are the portfolio's largest bank holdings.

Q   What is your outlook?

A Earnings expectations and valuations dropped sharply during the recent period, while interest rates fell across the board. We moved from an inverted yield curve at the end of the year to a positively sloped one at the end of the first quarter, based on 90-day U.S. Treasury bills to 10-year government bonds. This type of movement typically sows the seeds for a future blossoming of equity prices, and we believe we saw the first evidence of this in April. With lower interest rates providing the nutrients, improving confidence could provide the necessary sunshine for this flower to bloom.



                                                                  APRIL 30, 2001
                     PORTFOLIO ALLOCATION BY MARKET SECTOR

                               [PIE CHART OMITTED]
                            [PLOT POINTS TO FOLLOW:]

                             OTHER COMMON STOCKS 24%
                                  FINANCE 16%
                           OIL AND GAS EXTRACTION 15%
                             CONSUMER CYCLICALS 14%
                              FOOD AND BEVERAGE 7%
                                   RETAIL 7%
                              CAPITAL GOODS 6%
                          CASH AND OTHER NET ASSETS 5%
                             COMMERCIAL SERVICES 5%
                              CONVERTIBLE BOND 1%

                                ALLEGHANY/TAMRO
                                SMALL CAP FUND
                               GROWTH OF $10,000

                              [LINE CHART OMITTED]
                            [PLOT POINTS TO FOLLOW:]

            RUSSELL 2000    ALLEGHANY/TAMRO SMALL         LIPPER SMALL CAP
               INDEX              CAP FUND                   CORE INDEX
11/30/2000     10000               10000                       10000
4-01           10947               11460                       10945

                  Average Annual
                   Total Return
                  --------------
One Year               N/A
Five Year              N/A
Since Inception        N/A



THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (RUSSELL 2000 INDEX AND LIPPER SMALL-CAP CORE INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

SMALL COMPANY STOCKS MAY BE SUBJECT TO A HIGHER DEGREE OF MARKET RISK THAN THE SECURITIES OF MORE ESTABLISHED COMPANIES BECAUSE THEY TEND TO BE MORE VOLATILE AND LESS LIQUID.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

ALLEGHANY FUNDS
---------------

ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND
PORTFOLIO MANAGER COMMENTARY
--------------------------------------------------------------------------------

[PHOTO OMITTED]
Philip D. Tasho, CFA

Q   How did the Fund perform during the six-month period ended April 30, 2001?

A Alleghany/Chicago Trust Small Cap Value Fund produced a total return of 12.53%. Its benchmark, the Russell 2000 Index, returned -1.77% while its peer group, the Lipper Small-Cap Value Index, returned 12.52%.

Q   How would you describe the investment environment?

A Small-cap value stocks were one of the few bright spots in the market over the past six months. As investors began to see that many sectors of the market had become significantly overvalued, they began to migrate toward the formerly-ignored small-cap value sector.

Q   What factors affected your performance?

A The Fund's overweight in finance and underweight in technology significantly helped the Fund throughout the majority of the period. Financial stocks were boosted by falling interest rates while technology stocks remained out of favor, notwithstanding a late period rally.

Q   As the new manager of the Fund, how do you plan to change the portfolio?

A We have already begun to reposition the portfolio to ensure that companies are consistent with our "thematic value" investing style. While we seek stocks that are inexpensive based on various financial metrics, we also look for a catalyst for that value to be realized. The catalyst will fall within one of our three overarching investment themes - consolidation, restructuring, and/or new products. Companies that fit under one of these themes not only have a catalyst for their value to be realized, but also an opportunity to achieve substantial returns over an extended period of time, ideally several years.

    Some of the most attractive companies will be low-cost producers who are gaining market shares in a consolidating industry. This industry consolidation should also provide tangible benefits to the marketplace and increase barriers to entry. In restructurings, we seek companies with a dominant industry position where new management with a successful track record and strong incentives can come in and achieve significant earnings improvement by improving sub-par operating ratios. On the new product front, we look for companies where new products will accelerate revenue and earnings growth to new levels, but the market valuation doesn't yet reflect this improved growth rate.

Q   What is your outlook?

A While we're heartened that the Fed has been actively cutting interest rates, we still believe that earnings in 2001 are likely to be weak relative to the strong results posted in 2000. That said, valuations in the small-cap universe are attractive across the board, which should work in their favor even in a turbulent market environment.


                                                                  APRIL 30, 2001


                      PORTFOLIO ALLOCATION BY MARKET SECTOR

                               [PIE CHART OMITTED]
                            [PLOT POINTS TO FOLLOW:]

                                   FINANCE 25%
                             OTHER COMMON STOCKS 20%
                                CAPITAL GOODS 15%
                          CASH AND OTHER NET ASSETS 9%
                            OIL AND GAS EXTRACTION 8%
                             COMMERCIAL SERVICES 6%
                                 RESTAURANTS 6%
                              CONSUMER CYCLICALS 5%
                                  TECHNOLOGY 4%
                              INVESTMENT COMPANY 2%

                             ALLEGHANY/CHICAGO TRUST
                              SMALL CAP VALUE FUND
                                GROWTH OF $10,000

                              [LINE CHART OMITTED]
                            [PLOT POINTS TO FOLLOW:]

        RUSSELL 2000   ALLEGHANY/CHICAGO TRUST     LIPPER SMALL CAP
          INDEX          SMALL-CAP VALUE FUND         VALUE INDEX
11-98     10000                 10000                   10000
04-99     11517                  9854                   10499
10-99     11487                  9193                   10223
 4/00     13637                 10144                   11271
10-00     13487                 10929                   12169
 4-01     13248                 12298                   13693

                  Average Annual
                   Total Return
                  --------------
One Year              21.23%
Five Year              N/A
Since Inception        8.74%



THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (RUSSELL 2000 INDEX AND LIPPER SMALL-CAP INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

SMALL COMPANY STOCKS MAY BE SUBJECT TO A HIGHER DEGREE OF MARKET RISK THAN THE SECURITIES OF MORE ESTABLISHED COMPANIES BECAUSE THEY TEND TO BE MORE VOLATILE AND LESS LIQUID.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

ALLEGHANY FUNDS
---------------

ALLEGHANY/VEREDUS SCITECH FUND
PORTFOLIO MANAGERS COMMENTARY

[PHOTO OMITTED]
B. Anthony Weber

[PHOTO OMITTED]
Charles P. McCurdy, Jr.

Q   How did the Fund perform during the six-month period ended April 30, 2001?

A For the six-month period, Alleghany/Veredus SciTech Fund produced a total return of -11.90%, comparing favorably to the Fund's benchmark, the Pacific Stock Exchange ("PSE") Technology Index, which returned -20.75% over the same period. The Fund's peer group, the Lipper Science and Technology Fund Index, returned -38.99%.

Q   What factors affected your performance?

A Although many technology stocks have been brought down substantially in price over the past six months, we have resisted the urge to go "bottom fishing." Therefore, our cash holdings, at more than 35% of assets, shielded us from much of the technology downturn.

    Unfortunately, our cash holdings also minimized our participation in an April rally. The rally occurred in large part because of comments that came from Dell Computer Corp. and Intel Corp. regarding improving market conditions. While we certainly admit that we didn't predict this strong of a rally, we believe that this was a contra-trend rally, as opposed to marking the bottom.

Q   What stocks did you find attractive during the period?

    A We continue to be very deliberate in adding new names to our portfolio. While we would prefer to be more fully invested, we will not force names to fit into the portfolio if the weight of the evidence does not support ownership. There is indeed widespread downward pressure on earnings estimates, coupled with market technicals that are confirming our very cautious posture. We are looking to increase exposure, but only on a stock by stock basis. The technical damage done, even to good names, will require time to mend.

Q   What is your outlook?

A Our job is to identify what will lead the market upward once the bear market ends. Recently, small-cap stocks have outperformed the large-cap market. We are confident that this relationship will continue once the bear market is over. Part of the rationale is that investors now understand that money can also be lost investing in so-called blue chip stocks.

    We stated at the beginning of the year that 2001 was going to be difficult. As long as unemployment stays low and the consumer stays active, then we believe that we are getting close to a bottom in the broad market. This presents tremendous opportunities within the science and technology sectors.

                                                                  APRIL 30, 2001

                     PORTFOLIO ALLOCATION BY MARKET SECTOR

                              [PIE CHART OMITTED]
                            [PLOT POINTS TO FOLLOW:]

                             U.S. TREASURY BILL 27%
                        MEDICAL PRODUCTS AND SUPPLIES 18%
                             TELECOMMUNICATIONS 11%
                             OTHER COMMON STOCKS 10%
                          CASH AND OTHER NET ASSETS 8%
                                  COMPUTERS 7%
                              INVESTMENT COMPANY 6%
                                SEMICONDUCTORS 5%
                             HEALTH CARE SERVICES 4%
                               PHARMACEUTICALS 4%

                               ALLEGHANY/VEREDUS
                                  SCITECH FUND
                               GROWTH OF $10,000

                              [LINE CHART OMITTED]
                            [PLOT POINTS TO FOLLOW:]

         PSE TECHNOLOGY        ALLEGHANY/VEREDUS     LIPPER SCIENCE &
              INDEX               SCITECH FUND     TECHNOLOGY FUND INDEX
06-00           10000                10000                10000
10-00            8821                 8939                 8716
04-01            6991                 7875                 5318

           Average Annual
        Total Return - Class N
        ----------------------
One Year           N/A
Five Year          N/A
Since Inception    N/A


THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO A $10,000 INVESTMENT MADE IN THE INDICES (PSE~TECHNOLOGY INDEX AND LIPPER SCIENCE &~TECHNOLOGY FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

SMALL COMPANY STOCKS MAY BE SUBJECT TO A HIGHER DEGREE OF MARKET RISK THAN THE SECURITIES OF MORE ESTABLISHED COMPANIES BECAUSE THEY TEND TO BE MORE VOLATILE AND LESS LIQUID.

TECHNOLOGY COMPANIES PRESENT SPECIAL RISKS TO INVESTORS INCLUDING SECTOR CONCENTRATION AND SMALL COMPANY STOCK RISK. INVESTMENTS CONCENTRATED IN A SPECIAL INDUSTRY OR SECTOR MAY BE SUBJECT TO GREATER MARKET RISK AND MAY BE MORE VOLATILE.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

ALLEGHANY FUNDS
---------------

ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND
PORTFOLIO MANAGER COMMENTARY

[PHOTO OMITTED]
James G. S. Smith

Q   How did the Fund perform during the six-month period ended April 30, 2001?

A Alleghany/Blairlogie International Developed Fund, Class I and Class N, produced total returns of -10.58% and -10.64%, respectively. The Fund's benchmark, the MSCI EAFE Index, returned -7.86%, while its peer group, the Lipper International Fund Index, returned -8.35%.

Q   How would you describe the investment environment?

A As the old saying says, "When the U.S. sneezes, the rest of the world catches a cold." Despite easing monetary policy led by the Fed that cut short-term interest rates two full percentage points, global equity markets suffered badly over the past six months. While April began to show signs of a recovery, it's too early to determine if that strength will continue.

Q   Describe your view of the Asia/Pacific region of the world.

A The consensus view of Japan is gloomy and it is easy to see why. Growth is slowing, the government appears to be in turmoil, and the banking sector's debts are huge. However, we would argue that much pessimism is already reflected in share prices. At the sector level, we were above index in technology and banks at the expense of defensive stocks such as food and pharmaceuticals. This contrarian approach has been costly over the near term, although we believe it will prove fruitful if the Japanese market recovers as we anticipate.

    We believe that Hong Kong should benefit strongly from falling U.S. interest rates and strong economic results from China. Our data suggests that Hong Kong offers good value, with the lowest price/book of any developed market. Supply/demand dynamics for the important real estate sector are healthy and the finance sector is one of the safest in Asia. Thus, we took the opportunity of relative weakness to increase our overweight position in Hong Kong.

Q   What is your view of Europe?

A Late in the period, we implemented a significant shift in strategy within Europe. At the country level, we sold out of Norway and most of our holdings in Belgium, both of which had done well, and we overweighted our United Kingdom exposure. Along with the Fed, The Bank of England is cutting interest rates, which should help cushion any decline in an already relatively healthy economy. Elsewhere our technology overweighting in Germany hurt us.

Q   What is your outlook?

A We were struck over the course of the past six months by the breadth of weakness in global stocks. Previously, we had seen sharp but fairly narrow declines, particularly in technology, telecommunications and media stocks, which erased earlier gains. Late in the period, however, there was no hiding place as so-called defensive stocks were dumped unceremoniously along with technology.

    That said, we have been heartened by the concerted easing of central banks and believe that the monetary stimulus will help both the world economy and stock markets continue the upward movements that began in April.

                                                                  APRIL 30, 2001

                      PORTFOLIO ALLOCATION BY MARKET SECTOR

                               [PIE CHART OMITTED]
                            [PLOT POINTS TO FOLLOW:]

                             OTHER COMMON STOCKS 24%
                                   FINANCE 23%
                             TELECOMMUNICATIONS 15%
                                 INDUSTRIAL 14%
                              CONSUMER CYCLICALS 7%
                            OIL AND GAS EXTRACTION 5%
                                    RETAIL 4%
                              FOOD AND BEVERAGE 4%
                           CASH & CASH EQUIVALENTS 3%
                              PREFERRED STOCKS 1%

                              ALLEGHANY/BLAIRLOGIE
                     INTERNATIONAL DEVELOPED FUND--CLASS I
                              GROWTH OF $1,000,000

                              [LINE CHART OMITTED]
                            [PLOT POINTS TO FOLLOW:]
         ALLEGHANY/BLAIRLOGIE INTERNATIONAL      MSCI EAFE  LIPPER INTERNATIONAL
           DEVELOPED FUND - CLASS I SHARES         INDEX         FUND INDEX
06-93                 1,000,000                   1,000,000      1,000,000
10-93                 1,074,047                   1,082,035      1,127,417
10-94                 1,199,760                   1,191,260      1,257,130
10-95                 1,245,270                   1,186,830      1,251,260
10-96                 1,373,450                   1,311,100      1,409,240
10-97                 1,424,990                   1,371,800      1,597,600
10-98                 1,628,810                   1,504,120      1,671,820
10-99                 1,907,650                   1,850,570      2,057,130
10-00                 1,787,880                   1,801,340      2,128,100
4-01                  1,598,670                   1,657,600      1,950,404

                  Average Annual
              Total Return - Class I
              ----------------------
One Year              (19.94)%
Five Year               2.34%
Since Inception         6.12%


THIS CHART COMPARES A $1,000,000 INVESTMENT MADE IN CLASS I SHARES OF THE FUND ON ITS INCEPTION DATE TO $1,000,000 INVESTMENTS MADE IN THE INDICES (MSCI EAFE INDEX AND LIPPER INTERNATIONAL FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

INVESTING IN FOREIGN SECURITIES MAY INVOLVE CERTAIN ADDITIONAL RISKS, INCLUDING EXCHANGE RATE FLUCTUATIONS, LESS LIQUIDITY, GREATER VOLATILITY AND LESS REGULATION.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

ALLEGHANY FUNDS
---------------

ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND
PORTFOLIO MANAGER COMMENTARY

[PHOTO OMITTED]
James G. S. Smith

Q   How did the Fund perform during the six-month period ended April 30, 2001?

A Despite reasonably healthy economic growth rates, emerging markets have not escaped the global bear market of the past year. Alleghany/Blairlogie Emerging Markets Fund, Class I and Class N, produced total returns of -7.27% and -7.44%, respectively. The Fund's benchmark, the MSCI Emerging Markets Free Index, returned -7.26%, while its peer group, the Lipper Emerging Markets Fund Index, returned -7.76%.

Q   Describe your view of the Asia/Pacific region of the world.

A Foreign investors appeared to have grown disenchanted with Asia. Although economic revisions have been trimmed, growth rates should still be respectable at 4% plus for the region. A major threat is the weakness of the yen and its impact on export revenues and global competitiveness. Slowing demand in the U.S. and Japan will certainly take its toll. However, markets and currencies have weakened to levels that we find interesting, and we have used this as an opportunity to add to our allocations in Indonesia and Thailand.

Q   What is your view of Eastern Europe?

A In Eastern Europe, a political spat between the President and Prime Minister was the unlikely catalyst for a run on the Turkish Lira and an eventual 30% devaluation. On a deeper level, investors had become impatient with the stalemate on reforms and doubted the will of the coalition government to see them to completion. Although stock prices bounced sharply, in local terms the situation remains precarious. We have remained overweighted in appreciation of the anti-inflationary achievements of the authorities and the belief that too much progress has been made for it to be thrown away lightly. If the situation stabilizes, then, we expect Turkish stocks to be rewarded in due course.

Q   What is your view on Latin America?

A Latin America remains a highly volatile region. Investors shied away after fears about Argentina's debt default intensified. The embattled government appointed the highly respected Lopez Murphy to the role of economic doctor only to see him resign within a couple of weeks and be replaced by the even more highly respected Domingo Cavallo. He was the architect of the currency peg and the widely hailed conqueror of hyperinflation back in the 90's. This news gave the market a boost but in our view, the hard work is still to be done.

Q   What is your outlook?

A We're cautiously optimistic about the remainder of the year. The active monetary easing by central banks should help ease pressures during the course of the year. In the meantime, all eyes will remain mainly on U.S. and Japanese economic demand. Given the extreme cheapness of emerging markets, we plan to remain fully invested.

                                                                  APRIL 30, 2001

                      PORTFOLIO ALLOCATION BY MARKET SECTOR

                              [PIE CHART OMITTED]
                            [PLOT POINTS TO FOLLOW:]

                            OTHER COMMON STOCKS 27%
                             TELECOMMUNICATIONS 16%
                                  FINANCE 11%
                                 INDUSTRIAL 10%
                               BASIC MATERIALS 8%
                                 TECHNOLOGY 8%
                           CASH & CASH EQUIVALENTS 8%
                              PREFERRED STOCKS 8%
                                TIME DEPOSIT 3%
                           FOREIGN INDEX SECURITY 1%

                              ALLEGHANY/BLAIRLOGIE
                         EMERGING MARKETS FUND--CLASS I
                              GROWTH OF $1,000,000

                              [LINE CHART OMITTED]
                            [PLOT POINTS TO FOLLOW:]
        ALLEGHANY/BLAIRLOGIE EMERGING MARKETS    MSCI EMERGING MARKETS
                FUND - CLASS I SHARES                  FREE INDEX
06-93                1,000,000                         1,000,000
10-93                1,255,220                         1,294,605
10-94                1,711,690                         1,674,680
10-95                1,237,060                         1,349,320
10-96                1,286,280                         1,436,830
10-97                1,246,552                         1,314,950
10-98                  902,252                           907,486
10-99                1,200,610                         1,312,390
10-00                1,102,440                         1,196,770
4-01                 1,022,320                         1,108,450

                  Average Annual
              Total Return - Class I
              ----------------------
One Year              (26.94)%
Five Year              (5.97)%
Since Inception         0.28%

THIS CHART COMPARES A $1,000,000 INVESTMENT MADE IN CLASS I SHARES OF THE FUND ON ITS INCEPTION DATE TO A $1,000,000 INVESTMENT MADE IN THE INDEX (MSCI EMERGING MARKETS FREE INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

INVESTING IN FOREIGN SECURITIES MAY INVOLVE CERTAIN ADDITIONAL RISKS, INCLUDING EXCHANGE RATE FLUCTUATIONS, LESS LIQUIDITY, GREATER VOLATILITY AND LESS REGULATION.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

ALLEGHANY FUNDS
---------------

ALLEGHANY/MONTAG & CALDWELL BALANCED FUND
PORTFOLIO MANAGER COMMENTARY

[PHOTO OMITTED]
Ronald E. Canakaris, CFA

Q   How did the Fund perform during the six-month period ended April 30, 2001?

A A strong showing from bonds helped offset a weakness in stock returns during the period. For the six-month period, Alleghany/Montag & Caldwell Balanced Fund, Class I and Class N, produced total returns of -3.76% and -3.89%, respectively. The Fund's benchmark, a 60%/40% blend of the S&P(R) 500 Index and the Lehman Brothers Government/Credit Bond Index, returned -4.78%, while the Fund's peer group, the Lipper Balanced Fund Index, returned -2.25%.

Q   How would you describe the investment environment?

A The past six months have been exceedingly difficult for stocks, particularly growth stocks, which experienced sizable losses as the visibility and timing of better economic times remained uncertain. The Fed responded to the economy's weakness by cutting interest rates four times over the period, for a total reduction of 200 basis points. Bond yields followed suit, sending their prices higher.

Q   What factors affected the Fund's performance?

A The fixed income portion of the Fund turned in strong results during the period. Much of those favorable returns stemmed from the corporate bond holdings, which outpaced Treasury securities. After being battered by recession fears in late 2000, corporate bonds outperformed Treasury securities primarily because corporates were perceived to benefit from an eventual economic recovery. During the early part of 2001, the Fund reduced its weighting in long-term Treasury bonds, which boosted performance since they did not keep pace with their short-term counterparts as short-term interest rates declined.

    For the stock portion of the Fund, our adherence to a time-tested investment process and disciplines led to an underweighting in technology stocks, which helped performance. Conversely, the Fund was overweighted in the consumer staples and health care sectors, with a mixed effect on performance. Company- and industry-specific issues muted the returns of our consumer staples holdings, while economic pressures and negative market sentiment impacted the health care and finance sectors.

Q   What is your outlook?

A The bond market appears to be factoring at least one more rate cut. If that proves to be the case, bonds should benefit. With evidence of improving economic conditions and corporate profit growth later in the year, supported by lower interest rates, tax cuts and moderate inflation, the broader stock market indices should experience an upward bias. It is our view that the shares of the highest quality companies with consistent earnings should benefit most as we move back toward economic growth and stability.

                                                                  APRIL 30, 2001
                     PORTFOLIO ALLOCATION BY MARKET SECTOR

                              [PIE CHART OMITTED]
                            [PLOT POINTS TO FOLLOW:]
                               COMMON STOCKS 59%
                    U.S GOVERNMENT AND AGENY OBLIGATIONS 19%
                         CORPORATE NOTES AND BONDS 13%
                          CASH AND OTHER NET ASSETS 6%
                           ASSET-BACKED SECURITIES 3%

                          ALLEGHANY/MONTAG & CALDWELL
                             BALANCED FUND--CLASS N
                               GROWTH OF $10,000

                              [LINE CHART OMITTED]
                            [PLOT POINTS TO FOLLOW:]

         LIPPER BALANCED  40% LEHMAN BROTHERS GOVERNMENT  ALLEGHANY/MONTAG & CALDWELL
              FUND                CREDIT BOND INDEX/            BALANCED FUND --
             INDEX              60% S&P 500(R) INDEX             CLASS N SHARES
11-94       10000                       10000                        10000
10-95       11759                       12229                        12375
10-96       13462                       14238                        14895
10-97       16168                       17469                        18509
10-98       17887                       20519                        21185
10-99       20132                       23537                        24962
10-00       21718                       25133                        25472
4-01        21229                       23942                        24480



                  Average Annual
              Total Return - Class N
              ----------------------
One Year              (5.83)%
Five Year             12.73%
Since Inception       14.79%

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (60% S&P(R) 500 INDEX/40% LEHMAN BROTHERS GOVERNMENT CREDIT BOND INDEX AND LIPPER BALANCED FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

ALLEGHANY FUNDS
---------------

ALLEGHANY/CHICAGO TRUST BALANCED FUND
PORTFOLIO MANAGERS COMMENTARY

[PHOTO OMITTED]
Bernard F. Myszkowski, CFA

[PHOTO OMITTED]
Thomas J. Marthaler, CFA

Q   How did the Fund perform during the six-month period ended April 30, 2001?

A For the six-month period, Alleghany/Chicago Trust Balanced Fund produced a total return of -6.56%. The Fund's benchmark, a 60%/40% blend of the S&P(R) 500 Index and the Lehman Brothers Aggregate Bond Index, returned -4.79%, while the Fund's peer group, the Lipper Balanced Fund Index, returned -2.25%.

Q   How would you describe the investment environment?

A For the stock market, the past six months have been difficult, to put it mildly. An unprecedented number of companies missed earnings targets, sending many sectors tumbling. Technology companies had a particularly difficult quarter, falling quickly from their sky-high valuations. The bursting of the Internet bubble had some repercussions outside of the dot-com world as well, as many large, blue chip companies saw many of their technology customers go out of business. Meanwhile, increasing reports of layoffs and bankruptcies caused consumers to fear that their jobs were not secure. While the effect on consumer confidence was not as severe as many had feared, consumers were given pause as they watched their stock portfolios shrink.

    The Fed responded to the economy's weakness by cutting interest rates four times over the period, for a total reduction of 200 basis points. While stock investors seemed disappointed by the first three cuts, the last reduction seemed to have the desired effect, sparking an April rally.

Q   What factors affected the Fund's performance?

A Throughout the period, we diligently maintained our investment style and believe that this discipline will remain our biggest asset, regardless of the market environment. Two aspects of our stock investment style deserve special attention in this market environment. First, we believe that our focus on the long term will allow us to navigate these turbulent markets. By keeping portfolio turnover to a minimum, we avoid many of the potentially disastrous emotional decisions that sometimes accompany market volatility, and we're able to minimize the tax burden on our shareholders. Second, our diversification greatly aided the portfolio. By maintaining a diverse portfolio, we shield the portfolio from many of the huge swings that can occur in a sector. The past six months, for example, have seen almost a 40% drop in the value of the technology sector in the S&P(R) 500. On the bond side, the economic decline, falling interest rates and stock market weakness helped boost bonds to one of their best showings in years.

Q   What is your outlook?

A We believe that the market is not out of the woods yet and will likely take time to return to the bullishness of earlier periods. During upcoming months, we will continue to stick to our process and believe that our bottom-up approach and analysis of individual stocks will continue to benefit investors in the long term. For bonds, our forecast calls for the Fed to continue cutting rates to prevent a serious recession, which should continue to provide a boost for the fixed income sector.

                                                                  APRIL 30, 2001
                      PORTFOLIO ALLOCATION BY MARKET SECTOR

                               [PIE CHART OMITTED]
                            [PLOT POINTS TO FOLLOW:]
                               COMMON STOCKS 61%
                    U.S GOVERNMENT AND AGENY OBLIGATIONS 18%
                         CORPORATE NOTES AND BONDS 16%
                          CASH AND OTHER NET ASSETS 3%
                     NON-AGENCY/CMO MORTGAGE SECURITIES 1%
                                YANKEE BONDS 1%

                             ALLEGHANY/CHICAGO TRUST
                                  BALANCED FUND
                                GROWTH OF $10,000

                              [LINE CHART OMITTED]
                            [PLOT POINTS TO FOLLOW:]

            40% LEHMAN BROTHERS      LIPPER          ALLEGHANY/CHICAGO
         AGGREGATE BOND INDEX/60%   BALANCED          TRUST BALANCED
             S&P(R) 500 INDEX      FUND INDEX             FUND
09-95            10000                10000               10000
10-96            11625                11420               11847
10-97            14237                13715               14229
10-98            17368                15511               16862
10-99            20016                17458               19772
10-00            21387                18834               22701
 4-01            20371                18410               21212

                  Average Annual
                   Total Return
                  -------------
One Year              (1.04)%
Five Year             14.26%
Since Inception       14.35%

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (60% S&P(R) 500 INDEX/40% LEHMAN BROTHERS AGGREGATE BOND INDEX AND LIPPER BALANCED FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

ALLEGHANY FUNDS
---------------

ALLEGHANY/CHICAGO TRUST BOND FUND
PORTFOLIO MANAGER COMMENTARY

[PHOTO OMITTED]
Thomas J. Marthaler, CFA

Q   How did the Fund perform during the six-month period ended April 30, 2001?

A For the six month period, Alleghany/Chicago Trust Bond Fund, Class I and Class N, produced total returns of 5.91% and 5.78%, respectively. In comparison, the unmanaged Lehman Brothers Aggregate Bond Index, which includes no expenses, returned 6.22% for the same period, while the Fund's peer group, the Lipper Intermediate Investment Grade Index, returned 6.32%.

Q   What factors contributed to the Fund's performance?

A During the six-month period, a steep economic decline, falling interest rates and rapidly deteriorating stock prices generally helped boost bonds to one of their best showings in years. By the second half of 2000, it had become clear that rate hikes were working as annualized economic growth slumped in the fourth quarter. Investors began to anticipate that the Fed would cut interest rates in 2001 to stem the economy's decline. Amid hopes for lower interest rates and eroding corporate profits, the demand for bonds grew dramatically while the demand for stocks waned significantly.

    To prevent the economy from plunging into a recession, the Fed slashed interest rates by a total of two full percentage points in the first four months of 2001. Those rate cuts, plus continued strong demand from investors seeking a haven from stock market volatility, generally boosted bond returns.

Q Which bond sectors performed the -best as rates declined? Which performed the worst?

A U.S. Treasury bonds and asset-backed securities performed well during much of the period as interest rates declined. Mortgage-backed securities posted more muted price appreciation than their Treasury counterparts due to concerns about accelerating mortgage prepayment rates. Mortgage investors typically dislike a wave of prepayment because it potentially forces them to reinvest the proceeds at lower interest rates. On the flip side were corporate bonds, which struggled under the weight of weak economic conditions and eroding corporate profits, and high-yield bonds, which posted some of their worst returns in more than a decade.

Q Given the relative cheapness among high-yield investments, did you find any opportunities there?

A Yes, we did. Our view is that the relative weakness of the corporate and high-yield markets provided us an opportunity to purchase good corporate bonds at very attractive prices and yields. But we were extremely selective. We believe there are probably going to be more opportunities in the second quarter as investors worry about rising high-yield default rates. Furthermore, we're not expecting a quick rebound from the current profit recession.

Q   What's your outlook?

A Our forecast calls for the Fed to continue cutting rates to prevent a serious recession, which should continue to provide a boost for bonds, even if most of another half-point rate cut had already been factored into bond prices at the end of the period. In terms of sectors, we believe that corporate and mortgage bonds will reward investors with patience and a longer-term horizon.

                                                                  APRIL 30, 2001

                      PORTFOLIO ALLOCATION BY MARKET SECTOR

                               [PIE CHART OMITTED]
                            [PLOT POINTS TO FOLLOW:]
                    U.S GOVERNMENT AND AGENY OBLIGATIONS 47%
                         CORPORATE NOTES AND BONDS 46%
                                YANKEE BONDS 3%
                          CASH AND OTHER NET ASSETS 2%
                     NON-AGENCY/CMO MORTGAGE SECURITIES 2%

                             ALLEGHANY/CHICAGO TRUST
                               BOND FUND--CLASS N
                                GROWTH OF $10,000

                              [LINE CHART OMITTED]
                            [PLOT POINTS TO FOLLOW:]

              LEHMAN BROTHERS    LIPPER INTERMEDIATE  ALLEGHANY/CHICAGO TRUST
                 AGGREGATE           INVESTMENT            BOND FUND --
                BOND INDEX          GRADE INDEX          CLASS N SHARES
12-93              10000               10000                 10000
10-94               9535                9537                  9677
10-95              11026               10885                 11117
10-96              11671               11465                 11758
10-97              12709               12388                 12797
10-98              13895               13378                 13778
10-99              13969               13416                 13919
10-00              14989               14265                 14891
4-01               15921               15167                 15751

                  Average Annual
              Total Return - Class N
              ----------------------
One Year              11.13%
Five Year              7.12%
Since Inception        6.35%

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (LEHMAN BROTHERS AGGREGATE BOND INDEX AND LIPPER INTERMEDIATE INVESTMENT GRADE INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.



                  LEHMAN BROTHERS AGGREGATE
                      BOND INDEX RETURNS
                      10/31/00-04/30/01
                  -------------------------

U.S. Government ........  5.52%
Corporate ..............  7.22%
High Yield .............  2.82%
Mortgage-Backed ........  6.10%
Asset-Backed ...........  6.90%
Emerging Markets .......  5.22%

ALLEGHANY FUNDS
---------------

ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND
PORTFOLIO MANAGER COMMENTARY

[PHOTO OMITTED]
Dawn Daggy-Mangerson

Q   How did the Fund perform during the six-month period ended April 30, 2001?

A For the six-month period, Alleghany/Chicago Trust Municipal Bond Fund provided a total return of 4.17%. In comparison, the benchmark Lehman Brothers Five-Year General Obligation Bond Index returned 4.30%, while the Fund's peer group, the Lipper Intermediate Municipal Fund Index, returned 3.87%. For taxpayers in the top federal tax bracket, these results equate to a taxable equivalent of more than 6.9%, a return that is virtually unmatched by any other fixed income group for the same six-month period.

Q   How would you describe the investment environment?

A During the period, the Fed aggressively cut short-term interest rates four times for a total of two full percentage points. These actions were undertaken to prop up rapidly deteriorating economic growth and avert a recession. Falling interest rates provided a positive environment for fixed-income securities of all types, pushing bond yields lower and their prices higher. While the long-term credit stability of municipalities in general improved significantly during the past few years and most states remain in good financial condition, there were some concerns with regard to dwindling state budget surpluses and more indications of state revenue shortfalls as the economy slows.

Q   How did that development affect your strategy?

A It really didn't have any impact because the Fund maintained its longer-term focus on high quality municipal securities in the general obligation, water and sewer and education sectors, which again contributed significantly to its strong performance. For some time now, it has not been beneficial to reduce credit quality because the incremental amount of yield lower-quality securities offered would not adequately compensate investors for the additional credit risk associated with lower-rated securities. As the economy slowed, investors became more quality conscious, boosting prices for these relatively safe sectors. Meanwhile, investors soured on the more speculative sectors, such as waste management, hospitals and housing, muting their returns. At the end of the period, the Fund's average credit quality remained high at AA.

Q   What other strategies did you employ?

A We continued to look for opportunities among high-quality, high-coupon, non-callable bonds. High-coupon bonds allow the Fund to pay an attractive yield while providing a competitive return. Non-callable bonds help protect the portfolio against falling interest rates when the issuer would call (redeem before maturity) and refinance at lower rates. Investors generally dislike calls because they potentially force them to reinvest at lower interest rates.

Q   What's your outlook?

A Some municipalities may encounter financial strain as the economy slows and state and local tax receipts fall. Against that backdrop, our long-standing commitment to thorough credit analysis will be even more important as we move through these challenging economic times. As for the performance of municipal bonds, we believe they continue to offer investors an excellent tax-exempt return.

                                                                  APRIL 30, 2001
                     PORTFOLIO ALLOCATION BY QUALITY RATING

                               [PIE CHART OMITTED]
                            [PLOT POINTS TO FOLLOW:]

                                    AAA 49%
                                     AA 27%
                                     A 10%
                                     BAA 7%
                                  NOT RATED 7%

                            ALLEGHANY/CHICAGO TRUST
                              MUNICIPAL BOND FUND
                               GROWTH OF $10,000

                              [LINE CHART OMITTED]
                            [PLOT POINTS TO FOLLOW:]
         LEHMAN BROTHERS FIVE-YEAR    ALLEGHANY/CHICAGO  LIPPER INTERMEDIATE
            GENERAL OBLIGATIONS        TRUST MUNICIPAL        MUNICIPAL
               BOND INDEX                 BOND FUND           FUND INDEX
12-93           10000                     10000                    10000
10-94            9838                      9808                     9808
10-95           10855                     10719                    10880
10-96           11368                     11103                    11369
10-97           12107                     11673                    12155
10-98           12897                     12393                    12983
10-99           13040                     12173                    12823
10-00           13792                     13062                    13649
4-01            14385                     13607                    14177

                  Average Annual
                   Total Return
                  --------------
One Year               9.34%
Five Year              4.71%
Since Inception        4.26%

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (LEHMAN BROTHERS FIVE-YEAR GENERAL OBLIGATIONS BOND INDEX AND LIPPER INTERMEDIATE MUNICIPAL FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

ALLEGHANY FUNDS
---------------

ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND
PORTFOLIO MANAGER COMMENTARY

[PHOTO OMITTED]
Karen Van Cleave

Q   How did the Fund perform during the six-month period ended April 30, 2001?

A Alleghany/Chicago Trust Money Market Fund produced a 7-day average yield of 4.39% and a 30-day average yield of 4.51%. In comparison, its benchmark, the iMoneyNet First Tier Index, yielded 4.21% and 4.37%, respectively. In addition to the yield, the Fund accomplished the goals of conservatism, safety and liquidity for money market fund investors.

Q   How would you describe the market environment?

A A dramatic slowdown in the economy prompted the Fed to cut its key rate, the Federal Funds rate, from 6.5% to 4.5% since the beginning of 2001. They did this through four separate rate cuts, each done in 0.5% increments. Additionally, the market believes that the Fed is not yet finished reducing rates based on the shape of the short-term yield curve.

    In addition, the commercial paper market saw several negative credit events occur at formerly stable, "old economy" corporations. Companies such as Lucent Technologies, Xerox Corp., JCPenney, and Motorola, Inc. all saw financial deterioration that led to credit rating downgrades. Also, two large California electric utilities, Southern California Edison and Pacific Gas & Electric Co., both defaulted on their commercial paper obligations. The market environment was particularly difficult for money market funds that rely heavily (and sometimes exclusively) on the opinions and ratings of the nationally recognized rating agencies.

Q   Against that backdrop, what aided the Fund's performance?

A Several purchases of longer maturity securities helped the performance as interest rates declined. That said, the Fund's average maturity was still shorter than many of its peers.

    Additionally, we didn't own any of the companies that experienced credit downgrades or defaults. We have developed an independent credit research process that each security must pass before we put it on our approved list. The qualifications for inclusion are stringent and each credit must pass multiple tests regarding financial leverage, sufficient liquidity to backstop the commercial paper they issue, and overall financial strength.

Q   What is your outlook?

A Our forecast calls for more interest rate cuts by the Fed. Because of that, the average maturity of the portfolio will gradually lengthen - although not at the expense of credit quality or liquidity needs. In order to continue to serve our shareholders well as interest rates decline and negative company-specific credit events occur, we'll maintain our conservative stance, selecting only the highest creditworthy securities."

                                                                  APRIL 30, 2001

                     PORTFOLIO ALLOCATION BY MARKET SECTOR

                              [PIE CHART OMITTED]
                            [PLOT POINTS TO FOLLOW:]

                             COMMERCIAL PAPER 98%
                        GIC WITHIN FUNDING AGREEMENT 2%

AN INVESTMENT IN THE FUND IS NOT INSURED OR GURARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND."

ALLEGHANY FUNDS
---------------

ALLEGHANY/MONTAG & CALDWELL GROWTH FUND                           APRIL 30, 2001
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------

COMMON STOCKS - 97.88%
              ADVERTISING - 2.36%
  1,500,000   Interpublic Group
                 of Companies, Inc. .......... $   50,925,000
                                               --------------
              CAPITAL GOODS - 1.40%
  1,308,900   Masco Corp. ....................     30,104,700
                                               --------------
              COMMUNICATIONS - 3.98%
  1,700,000   AOL Time Warner, Inc.* .........     85,850,000
                                               --------------
              CONSUMER STAPLES - 7.82%
    978,500   Colgate-Palmolive Co. ..........     54,649,225
  1,165,300   Gillette Co. ...................     33,047,908
  1,350,000   Procter & Gamble Co. ...........     81,067,500
                                               --------------
                                                  168,764,633
                                               --------------
              ELECTRICAL - 5.11%
  2,271,300   General Electric Co. ...........    110,226,189
                                               --------------
              ENTERTAINMENT AND LEISURE - 3.50%
  2,500,000   Walt Disney Co. (The) ..........     75,625,000
                                               --------------
              FINANCE - 14.49%
  1,175,400   American International
                 Group, Inc. .................     96,147,720
  1,850,000   Citigroup, Inc. ................     90,927,500
    765,700   Marsh & McLennan Cos., Inc. ....     73,844,108
  1,100,000   Wells Fargo & Co. ..............     51,667,000
                                               --------------
                                                  312,586,328
                                               --------------
              FOOD AND BEVERAGES - 9.25%
  2,650,000   Coca-Cola Co. ..................    122,403,500
  1,760,700   PepsiCo, Inc. ..................     77,136,267
                                               --------------
                                                  199,539,767
                                               --------------
              HEALTH CARE SERVICES - 4.70%
  1,050,000   Johnson & Johnson ..............    101,304,000
                                               --------------
              LODGING - 3.14%
  1,475,000   Marriott International, Inc.,
                 Class A .....................     67,673,000
                                               --------------
              MEDICAL PRODUCTS AND
              SUPPLIES - 3.18%
  1,540,200   Medtronic, Inc. ................     68,692,920
                                               --------------
              PHARMACEUTICALS - 16.73%
  1,500,000   Bristol-Myers Squibb Co. .......     84,000,000
  3,100,000   Pfizer, Inc. ...................    134,230,000
  1,993,300   Pharmacia Corp. ................    104,169,858
  1,000,000   Schering-Plough Corp. ..........     38,540,000
                                               --------------
                                                  360,939,858
                                               --------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------
              RESTAURANTS - 2.63%
  2,066,200   McDonald's Corp. ............... $   56,820,500
                                               --------------
              RETAIL - 7.11%
  1,900,000   Costco Wholesale Corp.* ........     66,367,000
  1,850,000   Home Depot, Inc. ...............     87,135,000
                                               --------------
                                                  153,502,000
                                               --------------
              TECHNOLOGY - 9.32%
    600,000   Electronic Arts, Inc.* .........     33,972,000
  1,800,000   Electronic Data Systems Corp. ..    116,100,000
  2,000,000   Solectron Corp.* ...............     50,900,000
                                               --------------
                                                  200,972,000
                                               --------------
              TELECOMMUNICATIONS
              EQUIPMENT - 3.09%
  1,950,000   Nokia Corp., SP ADR ............     66,670,500
                                               --------------
              TRANSPORTATION - 0.07%
     25,000   United Parcel Service, Inc.,
                 Class B .....................      1,436,250
                                               --------------
              TOTAL COMMON STOCKS ............  2,111,632,645
                                               --------------
                 (Cost $1,964,922,270)

INVESTMENT COMPANIES - 1.74%
 37,503,789   Deutsche Institutional
                 Cash Management Fund ........     37,503,789
         15   Deutsche Institutional
                 Treasury Money Fund .........             15
                                               --------------
              TOTAL INVESTMENT COMPANIES .....     37,503,804
                                               --------------
                 (Cost $37,503,804)
TOTAL INVESTMENTS - 99.62% ...................  2,149,136,449
                                               --------------
    (Cost $2,002,426,074)**
NET OTHER ASSETS AND LIABILITIES - 0.38% .....      8,093,361
                                               --------------
NET ASSETS - 100.00% ......................... $2,157,229,810
                                               ==============

----------------------------------
        *  Non-income producing security.
       **  Aggregate cost for Federal income tax purposes is $2,002,426,074.

           Gross unrealized appreciation ..... $  264,972,754
           Gross unrealized depreciation .....   (118,262,379)
                                               --------------
           Net unrealized appreciation ....... $  146,710,375
                                               ==============

   SP ADR  Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND                      APRIL 30, 2001
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                  MARKET
SHARES                                             VALUE
-------                                           -------

COMMON STOCKS - 94.98%
              ADVERTISING - 2.57%
    166,737   Omnicom Group, Inc. ............ $   14,647,845
                                               --------------
              CAPITAL GOODS - 5.29%
    216,948   Illinois Tool Works, Inc. ......     13,750,164
    226,316   Johnson Controls, Inc. .........     16,385,278
                                               --------------
                                                   30,135,442
                                               --------------
              CHEMICALS - 1.57%
    189,027   Praxair, Inc. ..................      8,946,648
                                               --------------
              COMMERCIAL SERVICES - 2.47%
    371,147   Ecolab, Inc. ...................     14,040,491
                                               --------------
              CONSUMER CYCLICALS - 6.50%
    361,233   Cintas Corp. ...................     15,825,618
    460,190   Harley-Davidson, Inc. ..........     21,210,157
                                               --------------
                                                   37,035,775
                                               --------------
              ELECTRICAL - 3.93%
    461,939   General Electric Co. ...........     22,417,900
                                               --------------
              FINANCE - 18.36%
    438,736   AFLAC, Inc. ....................     13,951,805
    197,831   American International
                 Group, Inc. .................     16,182,576
    208,495   Citigroup, Inc. ................     10,247,529
    372,811   Federal Home Loan
                 Mortgage Corp. ..............     24,530,964
    108,500   Marsh & McLennan Cos., Inc. ....     10,463,740
    281,776   MBNA Corp. .....................     10,045,314
    332,581   Schwab (Charles) Corp. .........      6,585,104
    594,500   U.S. Bancorp ...................     12,591,510
                                               --------------
                                                  104,598,542
                                               --------------
              FOOD AND BEVERAGES - 4.80%
    972,146   Sysco Corp. ....................     27,336,746
                                               --------------
              HEALTH CARE SERVICES - 4.79%
    404,843   Cardinal Health, Inc. ..........     27,286,384
                                               --------------
              OIL AND GAS EXTRACTION - 2.64%
    198,101   Schlumberger, Ltd. .............     13,134,096
     35,351   Transocean Sedco Forex, Inc. ...      1,918,852
                                               --------------
                                                   15,052,948
                                               --------------
              PHARMACEUTICALS - 4.44%
    108,002   Merck & Co., Inc. ..............      8,204,912
    394,287   Pfizer, Inc. ...................     17,072,627
                                               --------------
                                                   25,277,539
                                               --------------
              RETAIL - 9.16%
    243,000   Home Depot, Inc. ...............     11,445,300
    245,896   Kohl's Corp.* ..................     15,014,410
    314,000   Starbucks Corp.* ...............      6,075,900
    458,995   Walgreen Co. ...................     19,635,806
                                               --------------
                                                   52,171,416
                                               --------------

                                                  MARKET
SHARES                                             VALUE
-------                                           -------
              TECHNOLOGY - 21.26%
    165,080   Computer Sciences Corp.* ....... $    5,881,800
    588,012   Dell Computer Corp.* ...........     15,429,435
    423,000   Electronic Data Systems Corp. ..     27,283,500
    419,500   EMC Corp.* .....................     16,612,200
    424,000   Intel Corp. ....................     13,105,840
    193,594   Microsoft Corp.* ...............     13,115,994
  1,005,000   Oracle Corp.* ..................     16,240,800
    348,000   Texas Instruments, Inc. ........     13,467,600
                                               --------------
                                                  121,137,169
                                               --------------
              TELECOMMUNICATIONS
              EQUIPMENT - 3.78%
    503,706   Cisco Systems, Inc.* ...........      8,552,928
    380,000   Nokia Corp., SP ADR ............     12,992,200
                                               --------------
                                                   21,545,128
                                               --------------
              UTILITY - 3.42%
    408,386   AES Corp.* .....................     19,467,761
                                               --------------
              TOTAL COMMON STOCKS ............    541,097,734
                                               --------------
                 (Cost $388,384,258)
 PAR VALUE
----------

REPURCHASE AGREEMENT - 4.93%
$28,117,000   Bank One 4.630%, dated 04/30/01
                 to be repurchased on 05/01/01
                 at $28,120,616 (Collateralized by
                 U.S. Government Agency
                 Obligations with interest rates
                 from 5.125% to 6.460%
                 and maturities from
                 04/15/03 to 02/25/08;
                 Total Par $27,925,000) ......     28,117,000
                                               --------------
              TOTAL REPURCHASE AGREEMENT .....     28,117,000
                                               --------------
                 (Cost $28,117,000)
TOTAL INVESTMENTS - 99.91% ...................    569,214,734
                                               --------------
    (Cost $416,501,258)**
NET OTHER ASSETS AND LIABILITIES - 0.09% .....        493,042
                                               --------------
NET ASSETS - 100.00% ......................... $  569,707,776
                                               ==============

-----------------------------------
        *  Non-income producing security.
       **  Aggregate cost for Federal income tax purposes is $416,501,258.

           Gross unrealized appreciation ..... $  191,814,096
           Gross unrealized depreciation .....    (39,100,620)
                                               --------------
           Net unrealized appreciation ....... $  152,713,476
                                               ==============

   SP ADR  Sponsored American Depositary Receipt


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/TAMRO LARGE CAP VALUE FUND                              APRIL 30, 2001
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                  MARKET
SHARES                                             VALUE
-------                                           -------

COMMON STOCKS - 95.35%
              BASIC MATERIALS - 1.64%
      1,100   Alcoa, Inc. .................... $       45,540
                                               --------------
              CAPITAL GOODS - 7.47%
        400   Agilent Technologies, Inc.* ....         15,604
        900   Dover Corp. ....................         35,163
        780   General Dynamics Corp. .........         60,122
        825   Tyco International Ltd. ........         44,030
        665   United Technologies Corp. ......         51,923
                                               --------------
                                                      206,842
                                               --------------
              COMMERCIAL SERVICES - 1.47%
      2,300   Cendant Corp.* .................         40,802
                                               --------------
              COMMUNICATIONS - 5.69%
      4,400   Global Crossing Ltd.* ..........         55,132
        275   Network Appliance, Inc.* .......          6,256
      1,310   SBC Communications, Inc. .......         54,038
      1,650   Sprint Corp. (PCS Group)* ......         42,289
                                               --------------
                                                      157,715
                                               --------------
              CONSUMER CYCLICALS - 1.85%
      3,170   Mattel, Inc. ...................         51,195
                                               --------------
              CONSUMER STAPLES - 6.27%
        950   Clorox Co. .....................         30,238
      1,600   Fortune Brands, Inc. ...........         49,840
      1,245   Newell Rubbermaid, Inc. ........         33,565
      1,200   Philip Morris Cos., Inc. .......         60,132
                                               --------------
                                                      173,775
                                               --------------
              FINANCE - 20.24%
        810   Axa, SP ADR ....................         47,385
          1   Berkshire Hathaway, Inc.,
                 Class A* ....................         68,000
         18   Berkshire Hathaway, Inc.,
                 Class B* ....................         40,950
      1,066   Citigroup, Inc. ................         52,394
      1,600   Duke-Weeks Realty Corp., REIT ..         36,864
        715   Fannie Mae .....................         57,386
      1,970   UnumProvident Corp. ............         58,923
      1,520   U.S. Bancorp ...................         32,194
        700   USA Education, Inc. ............         49,770
      1,615   Washington Mutual, Inc. ........         80,637
        770   Wells Fargo & Co. ..............         36,167
                                               --------------
                                                      560,670
                                               --------------
              FOOD AND BEVERAGES - 1.74%
      1,100   PepsiCo, Inc. ..................         48,191
                                               --------------
              HEALTH CARE SERVICES - 4.78%
          1   Cardinal Health, Inc. ..........             34
      1,400   HCA-The Healthcare Co. .........         54,180
      1,020   Tenet Healthcare Corp.* ........         45,533
        500   UnitedHealth Group, Inc. .......         32,740
                                               --------------
                                                      132,487
                                               --------------

                                                  MARKET
SHARES                                             VALUE
-------                                           -------
              MEDICAL PRODUCTS AND
              SUPPLIES - 3.84%
        665   Baxter International, Inc. ..... $       60,615
        475   Johnson & Johnson ..............         45,828
                                               --------------
                                                      106,443
                                               --------------
              OIL AND GAS EXTRACTION - 13.47%
        710   Anadarko Petroleum Corp. .......         45,880
      1,055   BP Amoco Plc, SP ADR ...........         57,054
        461   El Paso Corp. ..................         31,717
        505   Exxon Mobil Corp. ..............         44,743
        850   Nabors Industries, Inc.* .......         50,677
        725   Texaco, Inc. ...................         52,403
      1,065   Tosco Corp. ....................         49,043
      1,300   USX-Marathon Group .............         41,548
                                               --------------
                                                      373,065
                                               --------------
              PHARMACEUTICALS - 3.61%
        830   American Home Products Corp. ...         47,932
      1,200   Pfizer, Inc. ...................         51,960
                                               --------------
                                                       99,892
                                               --------------
              RESTAURANTS - 1.39%
      1,400   McDonald's Corp. ...............         38,500
                                               --------------
              RETAIL - 4.84%
      2,080   Circuit City Stores-
                 Circuit City Group ..........         31,304
      2,800   Staples, Inc.* .................         45,556
      2,300   Toys "R" Us, Inc.* .............         57,040
                                               --------------
                                                      133,900
                                               --------------
              TECHNOLOGY - 7.62%
      1,410   Apple Computer, Inc.* ..........         35,941
        325   Computer Sciences Corp.* .......         11,580
      1,550   Dell Computer Corp.* ...........         40,672
        650   Electronic Data Systems Corp. ..         41,925
        800   Microsoft Corp.* ...............         54,200
        720   PeopleSoft, Inc.* ..............         26,669
                                               --------------
                                                      210,987
                                               --------------
              TELECOMMUNICATIONS
              EQUIPMENT - 1.85%
      1,450   ADC Telecommunications, Inc.* ..         10,890
      1,850   Motorola, Inc. .................         28,768
        750   Nortel Networks Corp. ..........         11,475
                                               --------------
                                                       51,133
                                               --------------
              UTILITIES - 5.66%
        700   Dominion Resources, Inc. .......         47,943
        890   Exelon Corp. ...................         61,455
      1,560   FirstEnergy Corp. ..............         47,268
                                               --------------
                                                      156,666
                                               --------------
              WASTE MANAGEMENT - 1.92%
      2,175   Waste Management, Inc. .........         53,092
                                               --------------
              TOTAL COMMON STOCKS ............      2,640,895
                                               --------------
                 (Cost $2,449,401)


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/TAMRO LARGE CAP VALUE FUND                              APRIL 30, 2001
SCHEDULE OF INVESTMENTS - CONTINUED (UNAUDITED)
--------------------------------------------------------------------------------

                                                  MARKET
SHARES                                             VALUE
-------                                           -------

INVESTMENT COMPANIES - 5.81%
    133,091   Deutsche Institutional
                 Cash Management Fund ........ $      133,091
     27,802   Deutsche Institutional
                 Treasury Money Fund .........         27,802
                                               --------------
              TOTAL INVESTMENT COMPANIES .....        160,893
                                               --------------
                 (Cost $160,893)
TOTAL INVESTMENTS - 101.16% ..................      2,801,788
                                               --------------
    (Cost $2,610,294)**
LIABILITIES NET OF CASH
    AND OTHER ASSETS - (1.16%) ...............        (32,104)
                                               --------------
NET ASSETS - 100.00% ......................... $    2,769,684
                                               ==============

---------------------------------
        *  Non-income producing security.
       **  Aggregate cost for Federal income tax purposes is $2,610,294.

           Gross unrealized appreciation ..... $      223,251
           Gross unrealized depreciation .....        (31,757)
                                               --------------
           Net unrealized appreciation ....... $      191,494
                                               ==============

     REIT  Real Estate Investment Trust
   SP ADR  Sponsored American Depositary Receipt


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/CHICAGO TRUST TALON FUND                                APRIL 30, 2001
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                  MARKET
SHARES                                             VALUE
-------                                           -------

COMMON STOCKS - 95.63%
              AUTOMOTIVE - 2.54%
     16,000   Magna International, Inc.,
                 Class A ..................... $      833,280
                                               --------------
              BUSINESS SERVICES - 9.40%
    301,000   Comdisco, Inc. .................        927,080
    155,000   Unisys Corp. * .................      1,866,200
     16,300   Wallace Computer Services, Inc.         291,770
                                               --------------
                                                    3,085,050
                                               --------------
              CAPITAL GOODS - 3.67%
     31,000   Sealed Air Corp.* ..............      1,202,800
                                               --------------
              CONSUMER NON-DURABLES - 1.33%
     27,000   Mattel, Inc. ...................        436,050
                                               --------------
              ELECTRONICS - 11.76%
     65,000   CTS Corp. ......................      1,560,000
     59,900   Sensormatic Electronics Corp.* .        868,550
     28,500   Symbol Technologies, Inc. ......        897,750
     22,000   Tektronix, Inc. ................        532,400
                                               --------------
                                                    3,858,700
                                               --------------
              ENTERTAINMENT AND LEISURE - 6.23%
     48,000   Brunswick Corp. ................        962,880
     20,700   Hearst-Argyle Television, Inc.*         476,100
     29,600   Metro-Goldwyn-Mayer Inc.* ......        604,728
                                               --------------
                                                    2,043,708
                                               --------------
              FOOD AND BEVERAGES - 1.35%
     12,000   Dean Foods Co. .................        444,000
                                               --------------
              HEALTH CARE SERVICES - 4.94%
     27,000   IMS Health, Inc. ...............        741,150
     28,500   McKesson HBOC, Inc. ............        878,940
                                               --------------
                                                    1,620,090
                                               --------------
              MEDICAL PRODUCTS AND
              SUPPLIES - 7.21%
     85,000   Boston Scientific Corp.* .......      1,349,800
     47,000   Edwards Lifesciences Corp. * ...      1,017,550
                                               --------------
                                                    2,367,350
                                               --------------
              PHARMACEUTICALS - 1.52%
     22,000   Alpharma, Inc., Class A ........        497,640
                                               --------------
              PRINTING AND PUBLISHING - 10.21%
     73,000   Belo (A.H.) Corp., Class A .....      1,287,720
     24,500   Houghton Mifflin Co. ...........      1,114,995
     18,000   New York Times Co., Class A ....        738,540
      5,000   Scholastic Corp.* ..............        208,700
                                               --------------
                                                    3,349,955
                                               --------------
              RETAIL - 4.65%
     43,000   Borders Group, Inc.* ...........        799,800
     61,000   Saks, Inc.* ....................        725,900
                                               --------------
                                                    1,525,700
                                               --------------

                                                  MARKET
SHARES                                             VALUE
-------                                           -------
              TECHNOLOGY - 15.26%
     95,000   American Power Conversion Corp.* $    1,344,250
     30,000   Apple Computer, Inc.* ..........        764,700
     23,000   Diebold, Inc. ..................        749,570
     81,000   Legato Systems, Inc.* ..........      1,071,630
     41,000   Mentor Graphics Corp.* .........      1,078,710
                                               --------------
                                                    5,008,860
                                               --------------
              TELECOMMUNICATIONS
              EQUIPMENT - 11.41%
     15,700   Alcatel SA, ADR ................        509,622
    101,000   Andrew Corp.* ..................      1,769,520
     51,000   Harris Corp. ...................      1,466,250
                                               --------------
                                                    3,745,392
                                               --------------
              TRANSPORTATION - 4.15%
     34,000   CNF, Inc. ......................      1,042,440
     17,500   Southwest Airlines Co. .........        318,675
                                               --------------
                                                    1,361,115
                                               --------------
              TOTAL COMMON STOCKS ............     31,379,690
                                               --------------
                 (Cost $27,993,962)

INVESTMENT COMPANIES - 8.62%
  1,615,124   Deutsche Institutional
                 Cash Management Fund ........      1,615,124
  1,213,748   Deutsche Institutional
                 Treasury Money Fund .........      1,213,748
                                               --------------
              TOTAL INVESTMENT COMPANIES .....      2,828,872
                                               --------------
                 (Cost $2,828,872)
 PAR VALUE
----------

REPURCHASE AGREEMENT - 2.53%
$   831,000   Bankers Trust 4.250%, dated 04/30/01
                 to be repurchased on 05/01/01
                 at $831,098 (Collateralized by
                 U.S. Government Agency
                 Obligations 9.250% due 02/15/16;
                 Total Par $625,000) .........        831,000
                                               --------------
              TOTAL REPURCHASE AGREEMENT .....        831,000
                                               --------------
                 (Cost $831,000)
TOTAL INVESTMENTS - 106.78% ..................     35,039,562
                                               --------------
    (Cost $31,653,834)**
LIABILITIES NET OF CASH
    AND OTHER ASSETS - (6.78%) ...............     (2,224,971)
                                               --------------
NET ASSETS - 100.00% ......................... $   32,814,591
                                               ==============

--------------------------------
     *  Non-income producing security.
    **  Aggregate cost for Federal income tax purposes is $31,653,834.

        Gross unrealized appreciation ........ $    4,865,891
        Gross unrealized depreciation ........     (1,480,163)
                                               --------------
        Net unrealized appreciation .......... $    3,385,728
                                               ==============

   ADR  American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND                          APRIL 30, 2001
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------

COMMON STOCKS - 94.73%
              AIRLINES - 2.72%
    722,800   AirTran Holdings, Inc.* ........ $    6,722,040
                                               --------------
              BIOTECHNOLOGY - 2.26%
    313,800   Serologicals Corp.* ............      5,576,226
                                               --------------
              CAPITAL GOODS - 3.61%
    113,200   Precision Castparts Corp. ......      4,229,152
     49,600   Shaw Group, Inc. (The)* ........      2,827,200
     86,300   URS Corp.* .....................      1,855,450
                                               --------------
                                                    8,911,802
                                               --------------
              COMMUNICATION SERVICES - 1.46%
    130,100   Insight Communications Co., Inc.*     3,610,275
                                               --------------
              CONSUMER CYCLICALS - 14.78%
    260,850   D.R. Horton, Inc. ..............      6,317,787
    184,400   KB HOME ........................      5,572,568
    290,800   Phillips-Van Heusen Corp. ......      4,362,000
     93,200   Pulte Corp. ....................      4,359,896
     82,800   Ryland Group, Inc. (The) .......      3,933,828
     33,900   Superior Industries
                 International, Inc. .........      1,364,475
    169,300   Toll Brothers, Inc.* ...........      6,010,150
    258,200   Wolverine World Wide, Inc. .....      4,595,960
                                               --------------
                                                   36,516,664
                                               --------------
              FINANCE - 6.88%
    180,500   Heller Financial, Inc. .........      5,759,755
    161,450   Leucadia National Corp. ........      5,174,472
    205,100   Roslyn Bancorp, Inc. ...........      5,232,101
     81,400   Waypoint Financial Corp. .......        835,164
                                               --------------
                                                   17,001,492
                                               --------------
              HEALTH CARE SERVICES - 20.29%
    115,700   AmSurg Corp., Class A* .........      2,180,945
    131,700   Apria Healthcare Group, Inc.* ..      3,420,249
    719,500   Beverly Enterprises, Inc.* .....      5,252,350
    207,300   Community Health Systems, Inc. *      5,916,342
    277,700   DaVita, Inc.* ..................      4,887,520
    816,700   HEALTHSOUTH Corp.* .............     11,474,635
     70,100   LifePoint Hospitals, Inc.* .....      2,433,872
    169,300   Province Healthcare Co.* .......      4,337,466
    157,700   RehabCare Group, Inc.* .........      5,921,635
    128,700   Specialty Laboratories, Inc.* ..      4,298,580
                                               --------------
                                                   50,123,594
                                               --------------
              HEALTH MAINTENANCE
              ORGANIZATIONS - 4.96%
    669,000   Humana, Inc.* ..................      6,609,720
    181,800   Oxford Health Plans, Inc.* .....      5,653,980
                                               --------------
                                                   12,263,700
                                               --------------
              MEDICAL PRODUCTS AND
              SUPPLIES - 9.05%
    361,800   Cytyc Corp.* ...................      8,520,390
    200,700   Physiometrix, Inc.* ............      1,029,591
    216,300   Respironics, Inc.* .............      6,865,362
    282,700   STERIS Corp.* ..................      5,139,486
     34,100   Urologix, Inc.* ................        807,147
                                               --------------
                                                   22,361,976
                                               --------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------
              OIL AND GAS EXTRACTION - 17.16%
    655,000   Chesapeake Energy Corp.* ....... $    5,436,500
    138,800   Cross Timbers Oil Co. ..........      3,768,420
    658,400   Grey Wolf, Inc.* ...............      4,213,760
    121,900   Hanover Compressor Co.* ........      4,437,160
    474,500   Key Energy Services, Inc.* .....      6,249,165
    159,300   Marine Drilling Cos., Inc.* ....      4,774,221
     62,600   Parker Drilling Co.* ...........        391,250
    101,000   Patterson Energy, Inc.* ........      3,481,470
     41,800   Smith International, Inc.* .....      3,393,742
    363,200   Ultra Petroleum Corp.* .........      2,033,920
    180,200   Varco International, Inc.* .....      4,213,076
                                               --------------
                                                   42,392,684
                                               --------------
              RESTAURANTS - 3.08%
    147,700   Brinker International, Inc.* ...      4,238,990
    163,000   Buca, Inc.* ....................      3,365,950
                                               --------------
                                                    7,604,940
                                               --------------
              RETAIL - 5.74%
    652,000   Charming Shoppes, Inc.* ........      3,983,720
    290,200   Genesco, Inc.* .................      8,299,720
     57,100   Hot Topic, Inc.* ...............      1,908,282
                                               --------------
                                                   14,191,722
                                               --------------
              TECHNOLOGY - 0.95%
    251,000   Read-Rite Corp.* ...............      1,390,540
    433,900   3DO Company (The)* .............        958,920
                                               --------------
                                                    2,349,460
                                               --------------
              WASTE DISPOSAL - 1.79%
    105,400   Stericycle, Inc.* ..............      4,416,260
                                               --------------
              TOTAL COMMON STOCKS ............    234,042,835
                                               --------------
                 (Cost $214,254,184)
 PAR VALUE
----------

REPURCHASE AGREEMENT - 4.78%
$11,800,831   Morgan Stanley 4.300%, dated 04/30/01
                 to be repurchased on 05/01/01
                 at $11,802,241 (Collateralized by
                 U.S. Treasury Note 5.75% maturing
                 04/30/03; Total Par $11,775,748)  11,800,831
                                               --------------
              TOTAL REPURCHASE AGREEMENT .....     11,800,831
                                               --------------
                 (Cost $11,800,831)
TOTAL INVESTMENTS - 99.51% ...................    245,843,666
                                               --------------
    (Cost $226,055,015)**
NET OTHER ASSETS AND LIABILITIES - 0.49% .....      1,216,659
                                               --------------
NET ASSETS - 100.00% ......................... $  247,060,325
                                               ==============

---------------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is $226,055,015.

    Gross unrealized appreciation ............ $   28,341,902
    Gross unrealized depreciation ............     (8,553,251)
                                               --------------
    Net unrealized appreciation .............. $   19,788,651
                                               ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/TAMRO SMALL CAP FUND                                    APRIL 30, 2001
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------

COMMON STOCKS - 93.98%
              AIRLINES - 1.40%
        420   Ryanair Holdings Plc, SP ADR* .. $       21,672
                                               --------------
              BASIC MATERIALS - 3.76%
        625   Arch Coal, Inc. ................         19,344
      1,820   Cadiz, Inc.* ...................         16,871
      1,550   Steel Dynamics, Inc.* ..........         22,227
                                               --------------
                                                       58,442
                                               --------------
              CAPITAL GOODS - 5.75%
        325   Alliant Techsystems, Inc.* .....         30,615
        650   Bel Fuse, Inc., Class B ........         16,412
      2,000   General Cable Corp. ............         23,820
        755   Maverick Tube Corp.* ...........         18,422
                                               --------------
                                                       89,269
                                               --------------
              COMMERCIAL SERVICES - 5.20%
      4,100   Proxicom, Inc.* ................         23,124
      3,045   Rent-Way, Inc.* ................         23,294
      1,200   Steiner Leisure, Ltd.* .........         16,704
      5,500   ValueClick, Inc.* ..............         17,710
                                               --------------
                                                       80,832
                                               --------------
              CONSUMER CYCLICALS - 13.74%
      3,300   Gymboree Corp. (The)* ..........         23,133
        955   Hughes Supply, Inc. ............         14,440
        900   KB HOME ........................         27,198
        600   Lennar Corp. ...................         26,262
      3,660   Quaker Fabric Corp.* ...........         31,366
      1,525   Reebok International Ltd.* .....         39,086
      1,300   Standard Pacific Corp. .........         26,520
      1,225   WMS Industries, Inc.* ..........         25,566
                                               --------------
                                                      213,571
                                               --------------
              CONSUMER STAPLES - 2.04%
      2,550   NBTY, Inc.* ....................         31,620
                                               --------------
              FINANCE - 15.97%
      1,170   Allied Capital Corp. ...........         27,226
        675   Apartment Investment &
                 Management Co., Class A, REIT         30,091
      1,570   Entertainment Properties Trust,
                 REIT ........................         24,806
      1,775   First Charter Corp. ............         28,400
        750   First Industrial Realty Trust, Inc.,
                 REIT ........................         23,062
      1,575   Hibernia Corp., Class A ........         25,704
        575   Protective Life Corp. ..........         17,204
      1,034   Provident Bankshares Corp. .....         23,147
        535   SL Green Realty Corp., REIT ....         15,306
        785   Weingarten Realty Investors, REIT        33,268
                                               --------------
                                                      248,214
                                               --------------
              FOOD AND BEVERAGES - 7.08%
      1,050   American Italian Pasta Co., Class A*     37,380
        550   Constellation Brands, Inc., Class A*     35,888
      1,250   Fleming Cos., Inc. .............         36,813
                                               --------------
                                                      110,081
                                               --------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------
              MEDICAL TECHNOLOGIES - 1.49%
        560   Applera Corp. -
                 Celera Genomics Group* ...... $       23,100
                                               --------------
              OIL AND GAS EXTRACTION - 14.50%
      1,102   Cross Timbers Oil Co. ..........         29,919
        530   Lone Star Technologies, Inc.* ..         27,931
        915   National-Oilwell, Inc.* ........         36,188
        680   Precision Drilling Corp.* ......         28,757
      1,735   Pride International, Inc.* .....         46,203
        630   Tidewater, Inc. ................         29,528
      1,300   Vintage Petroleum, Inc. ........         26,858
                                               --------------
                                                      225,384
                                               --------------
              PHARMACEUTICALS - 2.55%
        800   Noven Pharmaceuticals, Inc.* ...         17,176
      1,150   Pharmacopeia* ..................         22,425
                                               --------------
                                                       39,601
                                               --------------
              RESTAURANTS - 4.29%
        840   CBRL Group, Inc. ...............         16,590
      1,170   Outback Steakhouse, Inc.* ......         33,918
      1,800   Steak n Shake Co. (The)* .......         16,128
                                               --------------
                                                       66,636
                                               --------------
              RETAIL - 7.25%
      1,200   Buckle, Inc. (The)* ............         24,300
      4,000   Hancock Fabrics, Inc. ..........         33,040
      5,000   Jos. A. Bank Clothiers, Inc.* ..         31,500
      2,150   Pier 1 Imports, Inc. ...........         23,865
                                               --------------
                                                      112,705
                                               --------------
              TECHNOLOGY - 4.22%
      3,500   CIBER, Inc.* ...................         21,525
      3,000   IKON Office Solutions, Inc. ....         18,600
      2,235   Quantum Corp. - DLT &
                 Storage Systems* ............         25,479
                                               --------------
                                                       65,604
                                               --------------
              UTILITIES - 4.74%
        685   DQE, Inc. ......................         20,845
        730   Energen Corp. ..................         27,120
      1,030   NorthWestern Corp. .............         25,750
                                               --------------
                                                       73,715
                                               --------------
              TOTAL COMMON STOCKS ............      1,460,446
                                               --------------
                 (Cost $1,277,452)

INVESTMENT COMPANIES - 9.34%
     77,886   Deutsche Institutional
                 Cash Management Fund ........         77,886
     39,092   Deutsche Institutional
                 Treasury Money Fund .........         39,092
      2,500   meVC Draper Fisher
                 Jurvetson Fund I ............         28,075
                                               --------------
              TOTAL INVESTMENT COMPANIES .....        145,053
                                               --------------
                 (Cost $146,673)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/TAMRO SMALL CAP FUND                                    APRIL 30, 2001
SCHEDULE OF INVESTMENTS - CONTINUED (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
PAR VALUE                                           VALUE
----------                                        --------

CONVERTIBLE BONDS - 0.95%
$    26,000   Aether Systems, Inc., Convertible
                 6.000% due 03/22/05 ......... $       14,756
                                               --------------
              TOTAL CONVERTIBLE BONDS ........         14,756
                                               --------------
                 (Cost $14,358)
TOTAL INVESTMENTS - 104.27% ..................      1,620,255
                                               --------------
    (Cost $1,438,483)**
LIABILITIES NET OF CASH
    AND OTHER ASSETS - (4.27%) ...............        (66,283)
                                               --------------
NET ASSETS - 100.00% ......................... $    1,553,972
                                               ==============

----------------------------------
        *  Non-income producing security.
       **  Aggregate cost for Federal income tax purposes is $1,438,483.

           Gross unrealized appreciation ..... $      206,450
           Gross unrealized depreciation .....        (24,678)
                                               --------------
           Net unrealized appreciation ....... $      181,772
                                               ==============

     REIT  Real Estate Investment Trust
   SP ADR  Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND                      APRIL 30, 2001
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------

COMMON STOCKS - 89.08%
              BASIC MATERIALS - 2.79%
     75,200   Glatfelter (P.H.) Co. .......... $    1,082,880
                                               --------------
              CAPITAL GOODS - 15.26%
      9,000   Alliant Techsystems, Inc.* .....        847,800
     36,900   AMETEK, Inc. ...................      1,018,809
     21,600   Ball Corp. .....................        993,600
     18,300   Bel Fuse, Inc., Class B ........        462,075
     27,000   General Cable Corp. ............        321,570
     47,100   Kent Electronics Corp.* ........      1,017,360
     68,800   Milacron, Inc. .................      1,255,600
                                               --------------
                                                    5,916,814
                                               --------------
              COMMERCIAL SERVICES - 5.56%
     26,700   First Health Group Corp.* ......      1,388,400
     72,000   Rent-Way, Inc.* ................        550,800
     67,000   ValueClick, Inc.* ..............        215,740
                                               --------------
                                                    2,154,940
                                               --------------
              CONSUMER CYCLICALS - 4.50%
     25,800   KB HOME ........................        779,676
     46,200   WMS Industries, Inc.* ..........        964,194
                                               --------------
                                                    1,743,870
                                               --------------
              CONSUMER STAPLES - 2.75%
     25,400   Church & Dwight Co., Inc. ......        609,346
     37,000   NBTY, Inc.* ....................        458,800
                                               --------------
                                                    1,068,146
                                               --------------
              FINANCE - 24.74%
     33,800   CBL & Associates Properties, Inc.,
                 REIT ........................        931,190
    118,300   Fidelity National Corp. ........        792,610
     71,900   First Financial Holdings, Inc. .      1,448,785
     31,100   GBC Bancorp ....................        772,835
    103,400   Hibernia Corp., Class A ........      1,687,488
     35,900   MAF Bancorp, Inc. ..............        967,505
     80,000   Prosperity Bancshares, Inc. ....      1,703,200
     16,900   Raymond James Financial, Inc. ..        512,915
     21,900   Triad Guaranty, Inc.* ..........        775,479
                                               --------------
                                                    9,592,007
                                               --------------
              FOOD AND BEVERAGES - 3.84%
      8,000   Constellation Brands, Inc.,
                 Class A* ....................        522,000
     26,100   Dean Foods Co. .................        965,700
                                               --------------
                                                    1,487,700
                                               --------------
              HEALTH CARE SERVICES - 1.36%
     23,700   Omnicare, Inc. .................        526,140
                                               --------------
              OIL AND GAS EXTRACTION - 7.97%
    101,100   Chesapeake Energy Corp.* .......        839,130
      9,000   Lone Star Technologies, Inc.* ..        474,300
     40,000   Pioneer Natural Resources Co.* .        764,400
     38,000   Pride International, Inc.* .....      1,011,940
                                               --------------
                                                    3,089,770
                                               --------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------
              RESTAURANTS - 5.69%
     26,900   Applebee's International, Inc. . $    1,127,110
     55,900   Ryan's Family Steakhouses, Inc.*        669,682
     45,600   Steak n Shake Co. (The)* .......        408,576
                                               --------------
                                                    2,205,368
                                               --------------
              RETAIL - 3.63%
    126,900   Pier 1 Imports, Inc. ...........      1,408,590
                                               --------------
              TECHNOLOGY - 4.37%
     69,000   CIBER, Inc.* ...................        424,350
     82,300   IKON Office Solutions, Inc. ....        510,260
     66,600   Quantum Corp. - DLT &
                 Storage Systems* ............        759,240
                                               --------------
                                                    1,693,850
                                               --------------
              TRANSPORTATION - 3.60%
     24,500   Arkansas Best Corp.* ...........        481,425
     29,800   CNF, Inc. ......................        913,668
                                               --------------
                                                    1,395,093
                                               --------------
              UTILITIES - 3.02%
     11,000   Peoples Energy Corp. ...........        437,250
     29,700   Western Resources, Inc. ........        735,669
                                               --------------
                                                    1,172,919
                                               --------------
              TOTAL COMMON STOCKS ............     34,538,087
                                               --------------
                 (Cost $29,227,348)
 PAR VALUE
----------

REPURCHASE AGREEMENT - 3.87%
$ 1,500,000   Bank One 4.630%, dated 04/30/01
                 to be repurchased on 05/01/01
                 at $1,500,193 (Collateralized by
                 U.S. Government Agency
                 Obligations with zero coupon rates
                 and maturities from 05/01/01 to
                 05/30/01; Total Par $1,533,000)    1,500,000
                                               --------------
              TOTAL REPURCHASE AGREEMENT .....      1,500,000
                                               --------------
                 (Cost $1,500,000)

INVESTMENT COMPANY - 2.16%
     74,500   meVC Draper Fisher
                 Jurvetson Fund I ............        836,635
                                               --------------
              TOTAL INVESTMENT COMPANY .......        836,635
                                               --------------
                 (Cost $844,342)
TOTAL INVESTMENTS - 95.11% ...................     36,874,722
                                               --------------
    (Cost $31,571,690)**
NET OTHER ASSETS AND LIABILITIES - 4.89% .....      1,896,341
                                               --------------
NET ASSETS - 100.00% ......................... $   38,771,063
                                               ==============

---------------------------------
     *  Non-income producing security.
    **  Aggregate cost for Federal income tax purposes is $31,571,690.

        Gross unrealized appreciation ........ $    5,773,622
        Gross unrealized depreciation ........       (470,590)
                                               --------------
        Net unrealized appreciation .......... $    5,303,032
                                               ==============

  REIT  Real Estate Investment Trust

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/VEREDUS SCITECH FUND                                    APRIL 30, 2001
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------

COMMON STOCKS - 58.52%
              BIOTECHNOLOGY - 3.21%
      4,600   Serologicals Corp.* ............ $       81,742
                                               --------------
              COMPUTERS - 6.83%
      5,200   Apple Computer, Inc.* ..........        132,548
      7,400   Read-Rite Corp.* ...............         40,996
                                               --------------
                                                      173,544
                                               --------------
              CAPITAL GOODS - 3.60%
      2,000   Planar Systems, Inc.* ..........         46,720
      1,200   Precision Castparts Corp. ......         44,832
                                               --------------
                                                       91,552
                                               --------------
              HEALTH CARE SERVICES - 3.81%
      2,900   Specialty Laboratories, Inc.* ..         96,860
                                               --------------
              MEDICAL PRODUCTS AND
              SUPPLIES - 17.71%
      4,800   Cytyc Corp.* ...................        113,040
     19,900   Physiometrix, Inc.* ............        102,087
      3,400   Respironics, Inc.* .............        107,916
      6,600   STERIS Corp.* ..................        119,988
        300   Urologix, Inc.* ................          7,101
                                               --------------
                                                      450,132
                                               --------------
              PHARMACEUTICALS - 3.96%
      3,700   Scios, Inc.* ...................        100,684
                                               --------------
              SEMICONDUCTORS - 4.71%
      3,500   Genesis Microchip, Inc.* .......         45,185
      3,900   PRI Automation, Inc.* ..........         74,529
                                               --------------
                                                      119,714
                                               --------------
              TELECOMMUNICATIONS - 11.06%
      3,400   Extreme Networks, Inc.* ........        111,860
      5,800   Foundry Networks, Inc.* ........         86,130
      5,000   Metawave Communications Corp.* .         18,500
      1,800   ONI Systems Corp. ..............         64,674
                                               --------------
                                                      281,164
                                               --------------
              WASTE DISPOSAL - 3.63%
      2,200   Stericycle, Inc.* ..............         92,180
                                               --------------
              TOTAL COMMON STOCKS ............      1,487,572
                                               --------------
                 (Cost $1,512,198)


                                                   MARKET
SHARES                                              VALUE
-------                                           --------

U.S. GOVERNMENT OBLIGATIONS (A) - 27.40%
              U.S. TREASURY BILLS - 27.40%
$   100,000   4.905% due 05/24/01 ............ $       99,783
    600,000   4.520% due 06/14/01 ............        596,913
                                               --------------
                                                      696,696
                                               --------------
              TOTAL U.S. GOVERNMENT
              OBLIGATIONS ....................        696,696
                                               --------------
                 (Cost $696,696)

REPURCHASE AGREEMENT - 5.96%
    151,517      Morgan Stanley 4.300%, dated 4/30/01
                   to be repurchased on 05/01/01
                   at $151,535 (Collateralized by
                   U.S. Treasury Note 5.75% due
                 04/30/03; Total Par $155,318)        151,517
                                               --------------
              TOTAL REPURCHASE AGREEMENT .....        151,517
                                               --------------
                 (Cost $151,517)
 SHARES
-------

INVESTMENT COMPANY - 6.46%
      3,200   Semiconductor HOLDRs Trust .....        164,160
                                               --------------
              TOTAL INVESTMENT COMPANY .......        164,160
                                               --------------
                 (Cost $164,144)
TOTAL INVESTMENTS - 98.34% ...................      2,499,945
                                               --------------
    (Cost $2,524,555)**
NET OTHER ASSETS AND LIABILITIES - 1.66% .....         42,125
                                               --------------
NET ASSETS - 100.00% ......................... $    2,542,070
                                               ==============

---------------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is $2,524,555.

(A) Rate noted represents annualized discount yield at time of purchase.

    Gross unrealized appreciation ............ $      185,272
    Gross unrealized depreciation ............       (209,882)
                                               --------------
    Net unrealized depreciation .............. $      (24,610)
                                               ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND                 APRIL 30, 2001
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------

COMMON STOCKS - 95.94%
              BELGIUM - 0.18%
      1,300   Solvay SA ...................... $       66,846
                                               --------------
              DENMARK - 0.63%
      5,275   Novozymes  AS, Class B .........        105,897
      2,600   Vestas Wind Systems AS .........        121,379
                                               --------------
                                                      227,276
                                               --------------
              FINLAND - 3.73%
     32,224   Nokia Oyj ......................      1,065,591
      3,028   Okobank, Class A ...............         34,549
      1,470   Oyj Hartwall Abp ...............         23,197
      8,080   Sanoma WSOY Oyj, Class B .......         89,541
      6,890   Talentum .......................         39,093
        729   Viking Line Oyj ................         13,572
      7,250   YIT-Yhtyma Oyj .................         83,557
                                               --------------
                                                    1,349,100
                                               --------------
              FRANCE - 10.14%
      2,835   Assurances Generales de France
                 (AGF) .......................        168,521
      3,600   BNP Paribas SA .................        319,796
        734   Cap Gemini SA ..................        106,003
      1,520   Castorama Dubois
                 Investissement SA ...........        324,760
      1,630   Compagnie Francaise d'Etudes et
                 de Construction SA (Technip)         253,610
      1,450   Hermes International ...........        208,250
      1,708   Lafarge SA .....................        163,991
     30,355   Orange SA* .....................        319,705
      2,070   Pechiney SA, Class A ...........        108,825
      2,260   Pernod-Ricard SA ...............        156,581
      6,529   Preussag AG ....................        218,797
        810   PSA Peugeot Citroen ............        231,158
      3,000   Sanofi -Synthelabo SA ..........        179,792
      2,731   Schneider Electric SA ..........        186,309
      3,402   Sodexho Alliance SA ............        167,390
      1,648   Total Fina SA, Class B .........        245,453
      1,289   Vinci ..........................         75,422
      5,403   Vivendi Environnement ..........        236,435
                                               --------------
                                                    3,670,798
                                               --------------
              GERMANY - 7.74%
        527   Allianz AG .....................        151,610
      6,471   Bayer AG .......................        271,353
      4,000   Bayerische Hypo- und
                 Vereinsbank AG ..............        221,282
      7,338   Bayerische Motoren Werke
                 (BMW) AG ....................        244,607
      4,227   Deutsche Bank AG ...............        343,828
     18,149   Deutsche Telekom AG ............        473,045
      5,477   KarstadtQuelle AG ..............        168,976
      1,186   Muenchener Rueckversicherungs-
                 Gesellschaft AG .............        335,937
      3,429   Siemens AG .....................        252,318
      3,680   Veba AG ........................        184,821
      3,130   Volkswagen AG ..................        154,284
                                               --------------
                                                    2,802,061
                                               --------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------
              HONG KONG - 3.80%
     21,000   Cheung Kong (Holdings) Ltd. .... $      234,261
     14,000   Hang Seng Bank Ltd. ............        165,150
     38,000   Henderson Land
                 Development Co. Ltd.                 174,433
     32,000   Hutchison Whampoa Ltd. .........        345,686
     49,000   New World Development Co. Ltd. .         60,944
     70,840   Pacific Century CyberWorks Ltd. *        24,525
     31,000   Sun Hung Kai Properties Ltd. ...        288,178
     15,000   Swire Pacific Ltd., Class A ....         82,703
                                               --------------
                                                    1,375,880
                                               --------------
              IRELAND - 2.11%
     11,480   Allied Irish Banks Plc .........        126,202
     17,835   CRH Plc ........................        300,104
      4,010   Elan Corp. Plc, SP ADR* ........        201,102
     13,000   Ryanair Holdings Plc* ..........        136,227
                                               --------------
                                                      763,635
                                               --------------
              ITALY - 5.05%
      6,777   Assicurazioni Generali .........        218,696
     29,906   Banca Intesa SpA ...............        112,151
     14,871   Bulgari SpA ....................        175,345
     40,000   Cementir SpA ...................         59,931
     36,326   ENI SpA ........................        248,621
      5,600   Fiat SpA .......................         76,406
      1,075   Olivetti SpA, Warrants
                 expiring 12/15/02* ..........            390
     17,200   Riunione Adriatica di
                 Sicurta SpA (RAS) ...........        226,442
      1,258   Seat Pagine Gialle SpA* ........          1,372
     47,430   Telecom Italia Mobile SpA ......        325,880
     13,380   Telecom Italia SpA .............        148,631
     18,100   Telecom Italia SpA-RNC .........        112,807
     25,979   UniCredito Italiano SpA ........        122,528
                                               --------------
                                                    1,829,200
                                               --------------
              JAPAN - 25.58%
     70,000   Asahi Chemical Industry Co. Ltd.        360,384
     10,000   Canon, Inc. ....................        392,601
     27,000   Dai Nippon Printing Co. Ltd. ...        366,965
      6,300   Fanuc Ltd. .....................        352,394
     37,000   Fujitsu Ltd. ...................        509,167
     28,000   Hitachi Ltd. ...................        271,534
      3,000   Honda Motor Co. Ltd. ...........        120,695
      5,000   Ito-Yokado Co. Ltd. ............        278,868
     37,000   Kirin Brewery Co. Ltd. .........        356,118
     24,000   Matsushita Electric Industrial
                 Co. Ltd. ....................        400,210
     26,000   Mitsubishi Estate Co. Ltd. .....        262,873
     92,000   Mitsubishi Heavy Industries Ltd.        376,088
         57   Mitsubishi Tokyo Financial
                 Group, Inc.  (MTFG)* ........        581,374
      3,300   Murata Manufacturing Co. Ltd. ..        277,549
     25,000   NEC Corp. ......................        456,348
    146,000   Nippon Steel Corp. .............        269,462
         93   Nippon Telegraph &
                 Telephone Corp. .............        590,966
     16,000   Nomura Securities Co. Ltd. .....        338,042

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND                 APRIL 30, 2001
SCHEDULE OF INVESTMENTS - CONTINUED (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------
              JAPAN (CONTINUED)
      7,000   Secom Co. Ltd. ................. $      424,981
     30,000   Sharp Corp. ....................        412,596
      7,000   SONY Corp. .....................        523,576
     28,000   Sumitomo Bank Ltd. .............        261,561
     21,200   Tokyo Electric Power Co. .......        506,253
     17,000   Toyota Motor Corp. .............        565,589
                                               --------------
                                                    9,256,194
                                               --------------
              NETHERLANDS - 2.97%
     11,187   Koninklijke (Royal) Philips
                 Electronics NV ..............        328,379
     10,900   KPN NV .........................        133,161
      4,808   Royal Dutch Petroleum Co. ......        287,294
      5,758   Unilever NV ....................        325,683
                                               --------------
                                                    1,074,517
                                               --------------
              SINGAPORE - 1.08%
     21,000   Capitaland Ltd. ................         26,517
      8,000   City Developments Ltd. .........         28,109
     11,000   DBS Group Holdings Ltd. ........         96,020
      6,000   Oversea-Chinese Banking
                 Corp. Ltd. ..................         36,234
      8,000   Overseas Union Bank Ltd. .......         31,183
      4,000   Singapore Airlines Ltd. ........         31,842
      5,000   Singapore Press Holdings Ltd. ..         57,371
     28,000   Singapore Technologies
                 Engineering Ltd. ............         41,966
      6,000   United Overseas Bank Ltd. ......         39,857
                                               --------------
                                                      389,099
                                               --------------
              SPAIN - 3.56%
     16,206   Banco Bilbao Vizcaya
                 Argentaria SA ...............        230,166
     15,336   Banco Santander Central
                 Hispano SA ..................        152,276
      6,722   Endesa SA ......................        113,169
     18,090   Sol Melia SA ...................        170,320
     36,689   Telefonica SA* .................        620,607
                                               --------------
                                                    1,286,538
                                               --------------
              SWEDEN - 1.54%
      5,480   Atlas Copco AB, Class B ........        117,379
     11,790   Electrolux AB, Class B .........        194,567
     16,930   Svenska Handelsbanken AB,
                 Class B .....................        245,601
                                               --------------
                                                      557,547
                                               --------------
              SWITZERLAND - 4.26%
      1,150   Charles Voegele Holding AG .....        125,949
        130   Kudelski SA* ...................        123,643
        193   Novartis AG ....................        299,930
         60   Roche Holding AG ...............        430,936
         75   Schindler Holding AG ...........        117,158
      2,928   UBS AG .........................        445,572
                                               --------------
                                                    1,543,188
                                               --------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------
              UNITED KINGDOM - 23.57%
     12,222   Abbey National Plc ............. $      216,845
     35,532   BAE Systems Plc* ...............        168,280
     11,100   Barclays Plc ...................        357,347
     17,600   Berkeley Group Plc (The) .......        200,200
     38,055   BG Group Plc ...................        149,737
     72,506   BP Amoco Plc ...................        650,469
     18,500   British Sky Broadcasting
                 Group Plc* ..................        231,614
     56,100   British Telecommunications Plc .        447,901
     15,800   Cadbury Schweppes Plc ..........         97,436
     61,100   Centrica Plc ...................        206,974
      5,934   CGU Plc ........................         82,358
     33,700   Diageo Plc .....................        354,407
     32,800   Dixons Group Plc ...............        114,511
     29,869   GlaxoSmithKline Plc ............        789,355
     19,900   Hays Plc .......................         94,531
     43,716   HSBC Holdings Plc ..............        576,083
     21,600   HSBC Holdings Plc
                 (HK Registered) .............        274,189
     38,055   Lattice Group Plc ..............         71,057
     85,800   Legal & General Group Plc ......        202,254
     11,300   Marconi Plc ....................         66,209
    123,600   MFI Furniture Group Plc ........        195,419
     19,600   Misys Plc ......................        178,641
      6,400   Next Plc .......................         83,423
     19,600   Reuters Group Plc ..............        287,452
     11,600   Rio Tinto Plc ..................        235,021
     20,100   Royal Bank of Scotland Group Plc        465,616
      5,800   Royal Bank of Scotland Group Plc,
                 Value Shares* ...............          7,158
     23,000   Sage Group Plc (The) ...........         97,328
     25,200   Selfridges Plc .................        128,001
     22,300   Shell Transport & Trading Co. Plc       186,179
     50,845   Tesco Plc ......................        181,875
    315,020   Vodafone AirTouch Plc ..........        956,689
     27,100   Wolseley Plc ...................        174,682
                                               --------------
                                                    8,529,241
                                               --------------
              TOTAL COMMON STOCKS ............     34,721,120
                                               --------------
                 (Cost $37,142,404)

PREFERRED STOCKS - 1.20%
              GERMANY - 1.19%
      2,705   SAP AG .........................        431,660
                                               --------------
              UNITED KINGDOM - 0.01%
      2,695   BAE Systems Plc ................          3,085
                                               --------------
              TOTAL PREFERRED STOCKS .........        434,745
                                               --------------
                 (Cost $444,690)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND                 APRIL 30, 2001
SCHEDULE OF INVESTMENTS - CONTINUED (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
PAR VALUE                                           VALUE
-------                                           --------

FOREIGN NOTES AND BONDS - 0.04%
              UNITED KINGDOM - 0.04%
              BG Transco Holdings Plc
$     3,000   7.057%, 12/14/09 ............... $        4,344
      3,000   4.188%, 12/14/22 ...............          4,325
      3,000   7.000%, 12/16/24 ...............          4,378
                                               --------------
                                                       13,047
                                               --------------
              TOTAL FOREIGN NOTES AND BONDS ..         13,047
                                               --------------
                 (Cost $14,640)
TOTAL INVESTMENTS - 97.18% ...................     35,168,912
                                               --------------
    (Cost $37,601,734)**
NET OTHER ASSETS AND LIABILITIES - 2.82% .....      1,020,071
                                               --------------
NET ASSETS - 100.00% ......................... $   36,188,983
                                               ==============

----------------------------------
        *  Non-income producing security.
       **  Aggregate cost for Federal income tax purposes is $37,601,734.

           Gross unrealized appreciation ..... $    1,915,471
           Gross unrealized depreciation .....     (4,348,293)
                                               --------------
           Net unrealized depreciation ....... $   (2,432,822)
                                               ==============

   SP ADR  Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND                        APRIL 30, 2001
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------

COMMON STOCKS - 79.85%
              BRAZIL - 0.33%
  1,775,700   Companhia Siderurgica Nacional . $       42,053
        109   Telesp Celular Participacoes SA               1
                                               --------------
                                                       42,054
                                               --------------
              CHILE - 3.79%
      3,400   Banco Santander Chile, SP ADR ..         57,868
      1,830   Compania Cervecerias Unidas SA,
                 SP ADR ......................         44,469
      6,871   Compania Telecomunicaciones
                 de Chile SA, SP ADR* ........         98,118
      2,670   Distribucion y Servicio D&S SA,
                 ADR .........................         38,715
      4,000   Embotelladora Andina SA,
                 ADR, Series A ...............         53,400
      7,172   Empresa Nacional de
                 Electricidad SA, SP ADR .....         79,968
      4,302   Enersis SA, SP ADR .............         70,596
      1,877   Madeco SA, SP ADR* .............          9,385
      1,090   Maderas y Sinteticos SA, SP ADR          14,824
        430   Sociedad Quimica y Minera
                 de Chile SA, SP ADR, Class A           9,701
        210   Vina Concha Y Toro SA, SP ADR ..          8,652
                                               --------------
                                                      485,696
                                               --------------
              CZECH REPUBLIC - 1.51%
      7,460   Ceska Sporitelena AS* ..........         43,253
     30,990   Ceske Energeticke Zavody AS* ...         82,164
      7,340   Cesky Telecom AS* ..............         68,234
                                               --------------
                                                      193,651
                                               --------------
              EGYPT - 0.86%
        820   Al-Ahram Beverages Co. SAE,
                 GDR* ........................          8,221
      2,250   Commercial International Bank ..         21,636
        520   Eastern Co. for Tobacco
                 & Cigarettes ................          6,604
      2,780   Egyptian Co. for Mobile Services
                 (MobiNil)* ..................         43,792
      1,750   Orascom Construction Industries
                 (OCI)* ......................         14,596
      1,750   Suez Cement Co.* ...............         14,753
                                               --------------
                                                      109,602
                                               --------------
              HONG KONG - 3.76%
     56,000   China Mobile (Honk Kong) Ltd.* .        275,010
     16,000   China Unicom Ltd.* .............         22,464
     29,000   Citic Pacific, Ltd. ............         83,479
     60,000   Cosco Pacific, Ltd. ............         37,120
     81,000   Legend Holdings Ltd. ...........         64,393
                                               --------------
                                                      482,466
                                               --------------
              HUNGARY - 1.16%
        335   Danubius Hotel and Spa, Rights .          4,339
        369   Gedeon Richter, Rights .........         20,625
     20,220   Magyar Tavkozlesi, Rights ......         64,322

                                                   MARKET
SHARES                                              VALUE
-------                                           --------
              HUNGARY (CONTINUED)
      2,325   MOL Magyar Olaj-es
                 Gazipari, Rights ............ $       32,006
        580   OTP Bank, Rights ...............         27,320
                                               --------------
                                                      148,612
                                               --------------
              INDIA - 6.28%
      1,500   Bajaj Auto Ltd., SP GDR* .......          8,625
      6,400   BSES Ltd., GDR .................         82,400
      3,600   Gujarat Ambuja Cement Ltd.,
                 SP GDR ......................         12,780
      2,810   Hindalco Industries Ltd., SP GDR         56,270
      4,225   Indian Rayon & Industries Ltd.,
                 SP GDR ......................          7,183
      2,900   ITC Ltd., GDR ..................         57,275
      7,080   Larsen and Tourbo, GDR* ........         74,163
     21,000   Mahanagar Telephone
                 Nigam Ltd., GDR .............        142,380
      9,100   Reliance Industries Ltd.,
                 SP GDR (A)* .................        145,828
     10,100   State Bank of India, GDR .......        104,030
      4,124   Tata Engineering & Locomotive
                 Co., Ltd., SP GDR ...........          6,908
      7,950   Videsh Sanchar Nigam  Ltd., ADR         107,325
                                               --------------
                                                      805,167
                                               --------------
              INDONESIA - 1.66%
    128,000   PT Astra International Tbk* ....         15,448
     43,000   PT Gudang Garam Tbk ............         42,444
    540,000   PT Indofood Sukses Makmur Tbk* .         34,914
    579,000   PT Telekomunikasi Indonesia ....        119,793
                                               --------------
                                                      212,599
                                               --------------
              ISRAEL - 3.40%
     18,075   Bank Hapoalim ..................         45,352
     13,500   Bank Leumi Le-Israel ...........         28,450
     24,480   Bezeq Israeli Telecommunications
                 Corp. Ltd.* .................         34,650
      2,285   Check Point Software
                 Technologies Ltd.* ..........        143,327
        305   Elite Industries Ltd. ..........         11,571
        310   Koor Industries Ltd. ...........         12,436
      6,860   Makhteshim-Agan Industries Ltd.*         14,889
        480   NICE Systems Ltd., SP ADR* .....          5,544
        460   Orbotech, Ltd. * ...............         15,842
      7,170   Supersol Ltd. ..................         27,046
        420   Taro Pharmaceutical
                 Industries Ltd.* ............         20,983
      1,390   Teva Pharmaceuticals
                 Industries Ltd. .............         76,008
                                               --------------
                                                      436,098
                                               --------------
              MALAYSIA - 3.50%
     13,000   Commerce Asset-Holdings Berhad .         17,618
     36,000   Malayan Banking Berhad .........         92,841
     41,000   Malaysia International Shipping
                 Corp. Berhad ................         70,670
     74,100   Public Bank Berhad .............         51,089
     11,000   Resorts World Berhad ...........         15,052

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND                        APRIL 30, 2001
SCHEDULE OF INVESTMENTS - CONTINUED (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------

              MALAYSIA (CONTINUED)
     30,000   RHB Capital Berhad ............. $       15,079
     25,000   Telekom Malaysia Berhad ........         59,210
     50,000   Tenaga Nasional Berhad .........        127,630
                                               --------------
                                                      449,189
                                               --------------
              MEXICO - 9.24%
     16,600   Alfa SA de CV, Class A .........         21,645
      9,147   America Movil, SA de CV,
                 Class L, ADR* ...............        168,305
      3,004   Cemex SA de CV, SP ADR .........         69,603
     46,400   Desc SA de CV, Series B ........         20,067
      1,530   Fomento Economico Mexicano
                 SA de CV, SP ADR ............         58,446
     15,500   Grupo Carso SA de CV, Series A1*         38,545
     58,800   Grupo Financiero Banamex
                 Accival SA de CV, Series O ..        109,729
     16,173   Grupo Industrial Bimbo SA
                 de CV, Series A .............         23,816
     14,560   Grupo Mexico SA, Series B ......         38,096
     30,810   Grupo Modelo SA de CV, Series C          84,945
      1,907   Grupo Televisa SA, SP GDR* .....         72,523
      5,200   Industrias Penoles SA ..........          5,791
     20,700   Kimberley-Clark de Mexico SA,
                 Class A .....................         55,281
      8,147   Telefonos de Mexico SA, SP ADR .        281,886
     56,237   Wal-Mart de Mexico SA de CV,
                 Series V ....................        135,591
                                               --------------
                                                    1,184,269
                                               --------------
              PHILIPPINES - 0.04%
     21,800   Ayala Land, Inc. ...............          2,290
      2,200   Manila Electric Co., Class B* ..          2,268
                                               --------------
                                                        4,558
                                               --------------
              POLAND - 1.76%
        490   Agora SA* ......................          8,050
        440   Bank Polska Kasa Opieki
                 Grupa Pekao SA* .............          7,440
      1,533   Bank Polska Kasa Opieki SA,
                 ADR (A)* ....................         25,984
        590   BRE Bank SA ....................         17,867
      1,551   Elektrim Spolka Akcyjna SA* ....         10,764
      4,972   Polski Koncern Naftowy SA, GDR .         46,985
        405   Powszechny Bank Kredytowy ......         10,578
        560   Prokom .........................         16,323
     15,180   Telekomunikacja Polska SA, GDR .         81,668
                                               --------------
                                                      225,659
                                               --------------
              RUSSIA - 5.27%
        812   Mobile Telesystems, SP ADR* ....         23,304
      6,320   OAO Lukoil Holding, SP ADR .....        262,912
     14,155   RAO Unified Energy Systems, GDR         155,280
      3,805   Rostelecom, SP ADR .............         18,226
     16,590   Surgutneftegaz, SP ADR .........        189,126
      3,105   Tatneft, SP ADR* ...............         27,200
                                               --------------
                                                      676,048
                                               --------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------
              SOUTH AFRICA - 6.79%
      5,780   ABSA Group Ltd. ................ $       25,348
      2,140   Anglo American Platinum
                 Corp. Ltd. ..................         96,120
      1,100   AngloGold Ltd. .................         39,114
      3,900   Barloworld Ltd. ................         27,006
      2,930   De Beers .......................        123,122
      7,200   Dimension Data Holdings Plc* ...         33,462
     39,270   FirstRand Ltd. .................         40,323
      5,100   Gold Fields Ltd. ...............         22,303
        870   Impala Platinum Holdings Ltd. ..         41,790
      1,786   Imperial Holdings Ltd.* ........         14,707
      5,000   Johnnic Holdings Ltd. ..........         41,485
      4,510   Liberty Group Ltd. .............         29,541
     15,463   Nampak Ltd. ....................         20,836
      5,700   Naspers Ltd., Class N ..........         18,846
      2,670   Nedcor Ltd. ....................         48,969
     10,240   Rembrandt Group Ltd. ...........         23,252
      4,970   Remgro Ltd. ....................         32,058
     35,190   Sanlam Ltd. ....................         42,368
      6,310   Sasol Ltd. .....................         56,684
     11,570   South African Breweries Plc ....         78,962
      3,700   Standard Bank Investment
                 Corp. Ltd. ..................         14,842
                                               --------------
                                                      871,138
                                               --------------
              SOUTH KOREA - 13.34%
      8,500   Hyundai Motor Co. Ltd. .........        132,954
      7,900   Kookmin Bank ...................         93,576
     12,500   Korea Electric Power Corp. .....        215,926
      1,500   Korea Telecom Corp. ............         71,754
      1,562   LG Chem Investment, Ltd. .......         18,502
      5,730   LG Chem, Ltd.* .................         55,690
      1,389   LG Household & Health Care Ltd.*         18,984
      5,400   Pohang Iron & Steel Ltd., SP ADR        108,054
      2,400   Samsung Electro-Mechanics Co. ..         75,900
      3,019   Samsung Electronics ............        524,944
     15,000   Samsung Heavy Industries Co., Ltd.*      62,073
      1,500   Samsung SDI Co. Ltd. ...........         62,301
      8,700   Shinhan Bank ...................         77,289
      6,600   SK Corp. .......................         69,658
        710   SK Telecom Co. Ltd. ............        122,107
                                               --------------
                                                    1,709,712
                                               --------------
              TAIWAN - 10.30%
     11,645   Advanced Semicondutor
                 Engineering, Inc.,
                 Series E., ADR* .............         46,580
     20,958   Asia Cement Corp., SP GDR* .....         83,832
     27,336   Asustek Computer, Inc., GDR ....        125,746
     14,254   China Steel Corp., SP GDR ......        163,565
     15,746   Evergreen Marine Corp., SP GDR*          79,124
      1,958   Standard Foods Taiwan Ltd., GDR           3,427
     95,000   Taiwan Semiconductor
                 Manufacturing Co., Ltd.* ....        262,658
      6,272   Taiwan Semiconductor
                 Manufacturing Co., Ltd.,
                 SP ADR* .....................        152,033
    135,000   United Microelectronics Corp.* .        215,337
     16,043   Winbond Electronic Corp., GDR* .        188,505
                                               --------------
                                                    1,320,807
                                               --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------
ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND                        APRIL 30, 2001
SCHEDULE OF INVESTMENTS - CONTINUED (UNAUDITED)
--------------------------------------------------------------------------------

                                                     MARKET
  SHARES                                              VALUE
  ------                                            --------

              THAILAND - 3.57%
      9,700   Advanced Info Service Public
                 Co. Ltd. ...................... $     98,265
     78,500   Bangkok Bank Public Co. Ltd.* ....       86,926
     10,100   BEC World Public Co. Ltd. ........       50,494
     38,700   PTT Exploration and Production
                 Public Co. Ltd. ...............       89,102
      4,000   Siam Cement Public Co. Ltd.* .....       34,382
     55,000   TelecomAsia Corp. Public Co. Ltd.*       23,517
     17,368   TelecomAsia Corp. Public Co. Ltd.,
                 Rights* (B) ...................           --
    145,900   Thai Farmers Bank Public Co. Ltd.*       74,382
                                               --------------
                                                      457,068
                                               --------------
              TURKEY - 3.29%
  1,985,600   Adana Cimento Sanayii Turk
                 Anomin Sirketi, Class A .......       15,207
    206,481   Anadolu Efes Biracilik ve
                 Malt Sanayii AS ...............       10,360
    853,500   Arcelik AS .......................       11,833
    724,000   Aygaz AS .........................       18,482
    496,000   Brisa Bridgestone Sabanci
                 Lastik San. ve Tic AS .........       15,500
  2,593,800   Haci Omer Sabanci Holding AS .....       13,015
    734,909   Haci Omer Sabanci Holding AS,
                 Rights ........................        3,687
    469,000   Koc Holdings AS ..................       20,230
    214,600   Migros Turk TAS ..................       17,191
    231,600   Netas Northern Electric
                 Telekomunikasyon AS ...........       15,494
  3,820,185   Trakya Cam Sanayii AS ............       19,841
  1,005,000   Tupras-Turkiye Petrol
                 Rafinerileri AS ...............       33,176
    787,000   Turkcell Iletisim Hizmetleri AS* .       13,509
  7,809,000   Turkiye Garanti Bankasi AS* ......       40,557
  7,689,800   Turkiye Is Bankasi, Class C ......      101,538
  6,755,000   Vestel Elektronik Sanayi
                 ve Ticaret AS* ................       23,191
 10,626,431   Yapi ve Kredi Bankasi SA* ........       49,577
                                               --------------
                                                      422,388
                                               --------------
              TOTAL COMMON STOCKS ..............   10,236,781
                                               --------------
                 (Cost $12,077,887)

PREFERRED STOCKS - 8.04%
              BRAZIL - 8.04%
     32,400   Aracruz Celulose SA, Class B .....       47,790
 10,152,192   Banco Bradesco SA ................       58,364
    805,200   Banco Itau SA ....................       65,470
 10,994,694   Bradespar SA .....................        4,634
  8,192,620   Centrais Electricas Brasileiras
                 SA, Class B ...................      125,720
  1,167,700   Companhia Brasileira de
                 Distribuicao Grupo Pao
                 de Acucar .....................       33,271
     12,728   Companhia Brasileira de
                 Distribuicao Grupo Pao
                 de Acucar, Rights (B) .........           --

                                                     MARKET
  SHARES                                              VALUE
  ------                                            --------
              BRAZIL (CONTINUED)
    364,500   Companhia de Bebidas
                 das Americas .................. $     89,996
  4,220,655   Companhia Energetica de
                 Minas Geraus ..................       48,876
      4,262   Companhia Vale do Rio Doce,
                 Class A .......................       99,568
      9,290   Petroleo Brasileiro SA ...........      225,543
    109,365   Tele Norte Leste Participacoes SA         1,914
        588   Tele Norte Leste Participacoes SA,
                 ADR ...........................       10,278
      4,290   Telecomunicacoes Brasileiras
                 SA, Pfd Block, SP ADR .........      219,820
                                               --------------
                                                    1,031,244
                                               --------------
              TOTAL PREFERRED STOCKS ...........    1,031,244
                                               --------------
                 (Cost $983,734)

INVESTMENT COMPANY - 2.46%
     27,000   Taiwan Fund, Inc.* ...............      315,900
                                               --------------
              TOTAL INVESTMENT COMPANY .........      315,900
                                               --------------
                 (Cost $327,504)

FOREIGN INDEX SECURITY - 1.36%
      2,000   MSCI Taiwan OPALS ................      173,730
                                               --------------
              TOTAL FOREIGN INDEX SECURITY .....      173,730
                                               --------------
                 (Cost $263,000)
 PAR VALUE
 ---------

TIME DEPOSIT - 2.50%
$   321,000   Eurodollar Time Deposit
                 3.000% due 05/01/01 ...........      321,000
                                               --------------
              TOTAL TIME DEPOSIT ...............      321,000
                                               --------------
                 (Cost $321,000)
TOTAL INVESTMENTS - 94.21% .....................   12,078,655
                                               --------------
    (Cost $13,973,125)**
              NET OTHER ASSETS AND
                LIABILITIES - 5.79% ............      742,292
                                               --------------
NET ASSETS - 100.00% ..........................$   12,820,947
                                               ==============

------------------------
       * Non-income producing security.
      ** Aggregate cost for Federal income tax purposes is $13,973,125.

         Gross unrealized appreciation ....... $    1,228,217
         Gross unrealized depreciation .......     (3,122,687)
                                               --------------
         Net unrealized depreciation ......... $   (1,894,470)
                                               ==============

     (A) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities are purchased in accordance with guidelines approved by the Fund's Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2001, these securities amounted to $171,812 or 1.34% of net assets.
     (B) Less than $1 in Market Value.

     ADR American Depositary Receipt
     GDR Global Depositary Receipt
   OPALS Optimised Portfolio As Listed Security
  SP ADR Sponsored American Depositary Receipt
  SP GDR Sponsored Global Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/MONTAG & CALDWELL BALANCED FUND                         APRIL 30, 2001
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------
                                                   MARKET
SHARES                                              VALUE
-------                                           --------

COMMON STOCKS - 59.41%
              ADVERTISING - 1.35%
    127,930   Interpublic Group
                 of Companies, Inc. .........  $    4,343,223
                                               --------------
              CAPITAL GOODS - 0.83%
    115,700   Masco Corp. ...................       2,661,100
                                               --------------
              COMMUNICATIONS - 2.38%
    151,000   AOL Time Warner, Inc.* ........       7,625,500
                                               --------------
              CONSUMER STAPLES - 4.75%
     80,550   Colgate-Palmolive Co. .........       4,498,717
    104,300   Gillette Co. ..................       2,957,948
    130,000   Procter & Gamble Co. ..........       7,806,500
                                               --------------
                                                   15,263,165
                                               --------------
              ELECTRICAL - 3.12%
    206,490   General Electric Co. ..........      10,020,960
                                               --------------
              ENTERTAINMENT AND LEISURE - 1.81%
    191,840   Walt Disney Co. (The) .........       5,803,160
                                               --------------
              FINANCE - 9.35%
    107,800   American International
                 Group, Inc. ................       8,818,040
    200,200   Citigroup, Inc. ...............       9,839,830
     69,600   Marsh & McLennan Cos., Inc. ...       6,712,224
     99,090   Wells Fargo & Co. .............       4,654,257
                                               --------------
                                                   30,024,351
                                               --------------
              FOOD AND BEVERAGES - 5.29%
    231,000   Coca-Cola Co. .................      10,669,890
    143,770   PepsiCo, Inc. .................       6,298,564
                                               --------------
                                                   16,968,454
                                               --------------
              HEALTH CARE SERVICES - 3.42%
    113,960   Johnson & Johnson .............      10,994,861
                                               --------------
              LODGING - 2.18%
    152,460   Marriott International, Inc.,
                 Class A ....................       6,994,865
                                               --------------
              MEDICAL PRODUCTS AND
              SUPPLIES - 1.87%
    134,780   Medtronic, Inc. ...............       6,011,188
                                               --------------
              PHARMACEUTICALS - 10.20%
    136,950   Bristol-Myers Squibb Co. ......       7,669,200
    275,000   Pfizer, Inc. ..................      11,907,500
    172,950   Pharmacia Corp. ...............       9,038,367
    106,920   Schering-Plough Corp. .........       4,120,697
                                               --------------
                                                   32,735,764
                                               --------------
              RESTAURANTS - 1.45%
    168,740   McDonald's Corp. ..............       4,640,350
                                               --------------

                                                     MARKET
  SHARES                                              VALUE
  -------                                           --------
              RETAIL - 3.74%
    150,590   Costco Wholesale Corp.* .......  $    5,260,109
    143,540   Home Depot, Inc. ..............       6,760,734
                                               --------------
                                                   12,020,843
                                               --------------
              TECHNOLOGY - 5.60%
     55,300   Electronic Arts, Inc.* ........       3,131,086
    156,100   Electronic Data Systems Corp. .      10,068,450
    188,100   Solectron Corp.* ..............       4,787,145
                                               --------------
                                                   17,986,681
                                               --------------
              TELECOMMUNICATIONS
              EQUIPMENT - 1.98%
    185,830   Nokia Corp., SP ADR ...........       6,353,528
                                               --------------
              TRANSPORTATION - 0.09%
      5,000   United Parcel Service, Inc.,
                 Class B ....................         287,250
                                               --------------
              TOTAL COMMON STOCKS ...........     190,735,243
                                               --------------
                 (Cost $177,869,650)
 PAR VALUE
 ---------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 18.95%
              FEDERAL HOME LOAN BANK - 0.31%
$ 1,000,000   5.890%, 06/30/08,
                 Series GJ08 ................       1,005,101
                                               --------------
              FEDERAL HOME LOAN MORTGAGE
              CORPORATION - 4.04%
  4,400,000   6.250%, 10/15/02 ..............       4,509,204
    750,000   6.400%, 12/13/06,
                 Debenture ..................         782,191
  1,750,000   6.700%, 01/05/07 ..............       1,850,422
    600,000   7.500%, 03/15/07, CMO,
                 Class J ....................         621,594
    128,860   6.000%, 04/15/08, CMO,
                 Class K ....................         130,138
  4,250,000   6.625%, 09/15/09 ..............       4,436,936
    235,064   6.500%, 07/15/20, CMO,
                 Class F ....................         235,746
    400,000   6.500%, 11/15/20, CMO,
                 Class H ....................         406,184
                                               --------------
                                                   12,972,415
                                               --------------
              FEDERAL NATIONAL
              MORTGAGE ASSOCIATION - 4.29%
  5,500,000   5.750%, 04/15/03 ..............       5,611,122
  6,000,000   7.000%, 07/15/05 ..............       6,373,608
  1,742,767   7.250%, 01/17/21,
                 CMO, REMIC, Class P ........       1,766,433
                                               --------------
                                                   13,751,163
                                               --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/MONTAG & CALDWELL BALANCED FUND                         APRIL 30, 2001
SCHEDULE OF INVESTMENTS - CONTINUED (UNAUDITED)
--------------------------------------------------------------------------------
                                                     MARKET
  PAR VALUE                                           VALUE
  ----------                                         -------
              GOVERNMENT NATIONAL
              MORTGAGE ASSOCIATION - 0.00%
$        87   8.500%, 06/15/01 ..............  $           91
      1,382   9.000%, 09/15/08 ..............           1,445
                                               --------------
                                                        1,536
                                               --------------
              U.S. TREASURY BONDS - 8.75%
  3,000,000   6.500%, 02/15/10 ..............       3,232,305
  5,225,000   7.250%, 05/15/16 ..............       5,976,099
  4,400,000   8.125%, 08/15/19 ..............       5,494,984
  4,350,000   8.000%, 11/15/21 ..............       5,416,433
  5,500,000   6.250%, 08/15/23 ..............       5,718,900
  2,000,000   6.875%, 08/15/25 ..............       2,244,160
                                               --------------
                                                   28,082,881
                                               --------------
              U.S. TREASURY NOTES - 1.56%
  3,800,000   5.750%, 08/15/03 ..............       3,910,907
  1,000,000   7.875%, 11/15/04 ..............       1,100,157
                                               --------------
                                                    5,011,064
                                               --------------
              TOTAL U.S. GOVERNMENT AND
              AGENCY OBLIGATIONS ............      60,824,160
                                               --------------
                 (Cost $59,405,128)
CORPORATE NOTES AND BONDS - 12.86%
              CONSUMER NON-DURABLES - 0.63%
  2,000,000   NIKE, Inc.
                 6.375%, 12/01/03 ...........       2,034,732
                                               --------------
              FINANCE - 4.92%
  3,000,000   American Express Co., Senior Notes
                 6.750%, 06/23/04 ...........       3,110,712
  3,000,000   Ford Motor Credit Co., Inc.
                 Senior Notes
                 7.000%, 09/25/01 ...........       3,029,367
  1,350,000   Household Finance Corp., MTN
                 7.300%, 07/30/12 ...........       1,349,298
  4,300,000   National Rural Utilities
                 Cooperative Finance Corp.,
                 Collateral Trust
                 6.200%, 02/01/08 ...........       4,198,580
  3,500,000   NationsBank Corp.,
                 Subordinated Notes
                 6.875%, 02/15/05 ...........       3,591,455
    500,000   Salomon, Inc., Senior Notes
                 7.300%, 05/15/02 ...........         513,789
                                               --------------
                                                   15,793,201
                                               --------------
              INDUSTRIAL - 1.01%
  3,000,000   Honeywell International, Inc.
                 7.500%, 03/01/10 ...........       3,228,537
                                               --------------


                                                   MARKET
PAR VALUE                                           VALUE
----------                                         -------
              OIL AND GAS EXTRACTION - 1.26%
$ 4,000,000   Conoco Inc., Senior Notes
                 5.900%, 04/15/04 ...........  $    4,061,336
                                               --------------
              PHARMACEUTICALS - 1.45%
  2,100,000   Amgen, Inc.
                 6.500%, 12/01/07 ...........       2,122,942
  2,500,000   Warner-Lambert Co.
                 5.750%, 01/15/03 ...........       2,531,567
                                               --------------
                                                    4,654,509
                                               --------------
              RETAIL - 2.15%
  2,750,000   Sears Roebuck Acceptance Corp.
                 6.700%, 11/15/06 ...........       2,753,831
  4,000,000   Wal-Mart Stores, Inc., Senior Notes
                 6.875%, 08/10/09 ...........       4,160,904
                                               --------------
                                                    6,914,735
                                               --------------
              UTILITY - 1.44%
  4,300,000   BellSouth Capital Funding Corp.
                 7.750%, 02/15/10 ...........       4,613,221
                                               --------------
              TOTAL CORPORATE NOTES AND BONDS      41,300,271
                                               --------------
                 (Cost $40,630,684)

ASSET-BACKED SECURITIES - 3.39%
  5,000,000   Discover Card Master Trust 1,
                 Series 1998-7, Class A
                 5.600%, 05/16/06 ...........       5,057,368
  1,750,000   First USA Credit Card Master
                 Trust, Series 1997-6, Class A
                 6.420%, 03/17/05 ...........       1,788,144
  4,000,000   PECO Energy Transition Trust,
                 Series 1999-A, Class A-6
                 6.050%, 03/01/09 ...........       4,032,584
                                               --------------
              TOTAL ASSET-BACKED SECURITIES .      10,878,096
                                               --------------
                 (Cost $10,479,944)

REPURCHASE AGREEMENT - 4.88%
 15,678,000   Bankers Trust 4.250%, dated
                 04/30/01 to be repurchased
                 on 05/01/01 at $15,679,851
                 (Collateralized by U.S.
                 Treasury Bill 9.250% due
                 02/15/16; Total Par
                 $11,799,000) ...............      15,678,000
                                               --------------
              TOTAL REPURCHASE AGREEMENT ....      15,678,000
                                               --------------
                 (Cost $15,678,000)


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/MONTAG & CALDWELL BALANCED FUND                         APRIL 30, 2001
SCHEDULE OF INVESTMENTS - CONTINUED (UNAUDITED)
--------------------------------------------------------------------------------

                                                     MARKET
  SHARES                                              VALUE
  ------                                             -------

INVESTMENT COMPANIES - 0.01%
     16,976   Deutsche Institutional
                 Cash Management Fund .........  $     16,976
         35   Deutsche Institutional
                 Treasury Money Fund ..........            35
                                               --------------
              TOTAL INVESTMENT COMPANIES ......        17,011
                                               --------------
                 (Cost $17,011)
TOTAL INVESTMENTS - 99.50% ....................   319,432,781
                                               --------------
    (Cost $304,080,417)**
NET OTHER ASSETS AND LIABILITIES - 0.50% ......     1,613,278
                                               --------------
NET ASSETS - 100.00% ..........................$  321,046,059
                                               ==============

-------------------------------------
       * Non-income producing security.
      ** Aggregate cost for Federal income tax purposes is $304,080,417.

         Gross unrealized appreciation ........$   23,763,079
         Gross unrealized depreciation ........    (8,410,715)
                                               --------------
         Net unrealized appreciation ..........$   15,352,364
                                               ==============

     CMO Collateralized Mortgage Obligation
     MTN Medium Term Note
   REMIC Real Estate Mortgage Investment Conduit

    PORTFOLIO COMPOSITION (MOODY'S RATINGS)
Common Stocks .......................................      60%
Repurchase Agreement ................................       5%
U.S. Government Obligations .........................      10%
U.S. Government Agency Obligations ..................       9%
Corporate Notes and Bonds:
Aaa .................................................       4%
Aa ..................................................       5%
A ...................................................       7%
                                                        ------
                                                          100%
                                                        ======


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------
ALLEGHANY/CHICAGO TRUST BALANCED FUND                             APRIL 30, 2001
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                     MARKET
  SHARES                                              VALUE
  ------                                             -------
COMMON STOCKS - 60.69%
              ADVERTISING - 1.51%
     50,000   Omnicom Group, Inc. .............$    4,392,500
                                               --------------
              CAPITAL GOODS - 3.16%
     65,000   Illinois Tool Works, Inc. .......     4,119,700
     70,000   Johnson Controls, Inc. ..........     5,068,000
                                               --------------
                                                    9,187,700
                                               --------------
              CHEMICALS - 0.97%
     60,000   Praxair, Inc. ...................     2,839,800
                                               --------------
              COMMERCIAL SERVICES - 1.62%
    125,000   Ecolab, Inc. ....................     4,728,750
                                               --------------
              CONSUMER CYCLICALS - 3.97%
    105,000   Cintas Corp. ....................     4,600,050
    151,000   Harley-Davidson, Inc. ...........     6,959,590
                                               --------------
                                                   11,559,640
                                               --------------
              ELECTRICAL - 2.50%
    150,000   General Electric Co. ............     7,279,500
                                               --------------
              FINANCE - 12.06%
    144,000   AFLAC, Inc. .....................     4,579,200
     66,000   American International
                 Group, Inc. ..................     5,398,800
     71,000   Citigroup, Inc. .................     3,489,650
    123,000   Federal Home Loan
                 Mortgage Corp. ...............     8,093,400
     39,000   Marsh & McLennan Cos., Inc. .....     3,761,160
     95,000   MBNA Corp. ......................     3,386,750
    110,000   Schwab (Charles) Corp. ..........     2,178,000
    200,000   U.S. Bancorp ....................     4,236,000
                                               --------------
                                                   35,122,960
                                               --------------
              FOOD AND BEVERAGES - 3.16%
    327,000   Sysco Corp. .....................     9,195,240
                                               --------------
              HEALTH CARE SERVICES - 2.78%
    120,000   Cardinal Health, Inc. ...........     8,088,000
                                               --------------
              OIL AND GAS EXTRACTION - 1.89%
     71,000   Schlumberger, Ltd. ..............     4,707,300
     14,520   Transocean Sedco Forex, Inc. ....       788,146
                                               --------------
                                                    5,495,446
                                               --------------
              PHARMACEUTICALS - 2.80%
     36,000   Merck & Co., Inc. ...............     2,734,920
    125,000   Pfizer, Inc. ....................     5,412,500
                                               --------------
                                                    8,147,420
                                               --------------
              RETAIL - 5.86%
     72,000   Home Depot, Inc. ................     3,391,200
     82,000   Kohl's Corp.* ...................     5,006,920
    100,000   Starbucks Corp.* ................     1,935,000
    157,000   Walgreen Co. ....................     6,716,460
                                               --------------
                                                   17,049,580
                                               --------------

                                                     MARKET
  SHARES                                              VALUE
  ------                                             -------
TECHNOLOGY - 13.74%
     50,000   Computer Sciences Corp.* ........$    1,781,500
    197,887   Dell Computer Corp.* ............     5,192,555
    138,000   Electronic Data Systems Corp. ...     8,901,000
    135,000   EMC Corp.* ......................     5,346,000
    148,000   Intel Corp. .....................     4,574,680
     63,000   Microsoft Corp.* ................     4,268,250
    346,000   Oracle Corp.* ...................     5,591,360
    112,000   Texas Instruments, Inc. .........     4,334,400
                                               --------------
                                                   39,989,745
                                               --------------
              TELECOMMUNICATIONS
              EQUIPMENT - 2.48%
    160,000   Cisco Systems, Inc.* ............     2,716,800
    132,000   Nokia Corp., SP ADR .............     4,513,080
                                               --------------
                                                    7,229,880
                                               --------------
              UTILITY - 2.19%
    134,000   AES Corp.* ......................     6,387,780
                                               --------------
              TOTAL COMMON STOCKS .............   176,693,941
                                               --------------
                 (Cost $120,168,152)

  PAR VALUE
  ---------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 17.67%
              FEDERAL HOME LOAN MORTGAGE
              CORPORATION - 2.02%
$     4,347   7.500%, 04/01/08,
                 Gold Pool #E46250 ............         4,484
    456,966   6.500%, 06/01/09,
                 Gold Pool #E59122 ............       461,536
  1,166,002   6.500%, 06/01/29,
                 Gold Pool #C00785 ............     1,155,435
  2,029,664   7.500%, 11/01/29,
                 Gold Pool #C32468 ............     2,075,331
  2,248,078   6.000%, 03/01/31,
                 Gold Pool #C48593 ............     2,173,610
                                               --------------
                                                    5,870,396
                                               --------------
              FEDERAL NATIONAL
              MORTGAGE ASSOCIATION - 4.96%
    749,062   7.000%, 01/01/13, Pool #313966 ..       764,746
    569,118   7.000%, 03/01/13, Pool #251572 ..       581,034
  1,227,491   6.000%, 08/01/13, Pool #323250 ..     1,217,901
  1,077,438   6.500%, 12/01/27, Pool #402846 ..     1,066,663
    504,691   6.500%, 02/01/28, Pool #398205 ..       499,644
  1,855,848   7.000%, 08/01/28, Pool #437140 ..     1,871,506
  1,031,403   6.500%, 09/01/28, Pool #430877 ..     1,021,089
  1,354,928   6.500%, 03/01/29, Pool #489367 ..     1,341,378
  1,002,922   6.500%, 06/01/29, Pool #501319 ..       992,892
  1,017,689   6.500%, 07/01/29, Pool #503280 ..     1,007,512
  1,861,211   7.500%, 04/01/30, Pool #536618 ..     1,901,343
  2,135,447   7.500%, 05/01/30, Pool #536420 ..     2,181,493
                                               --------------
                                                   14,447,201
                                               --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/CHICAGO TRUST BALANCED FUND                             APRIL 30, 2001
SCHEDULE OF INVESTMENTS - CONTINUED (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
PAR VALUE                                           VALUE
---------                                          -------
              GOVERNMENT NATIONAL
              MORTGAGE ASSOCIATION - 4.42%
$ 1,307,123   7.000%, 12/15/11, Pool #781011 ..$    1,341,843
    410,808   8.000%, 06/15/17, Pool #191897 ..       424,544
    885,356   7.000%, 09/15/23, Pool #361807 ..       895,870
    438,745   7.000%, 10/15/23, Pool #345894 ..       443,955
    623,855   7.000%, 10/15/23, Pool #370850 ..       631,263
    989,410   6.500%, 03/15/26, Pool #422527 ..       981,989
    228,317   7.500%, 06/15/27, Pool #446811 ..       233,954
    996,983   7.500%, 06/15/27, Pool #447652 ..     1,021,596
    674,423   6.500%, 08/15/27, Pool #780615 ..       664,307
    302,400   7.500%, 07/15/28, Pool #464709 ..       309,866
  1,718,333   6.000%, 01/15/29, Pool #457858 ..     1,672,153
  1,700,235   7.000%, 03/15/29, Pool #505567 ..     1,720,426
  2,500,000   7.000%, 03/15/31, Pool #547577 ..     2,529,688
                                               --------------
                                                   12,871,454
                                               --------------
              U.S. TREASURY BONDS - 2.35%
  1,500,000   7.125%, 02/15/23 ................     1,718,362
  2,500,000   6.250%, 08/15/23 ................     2,599,500
  2,500,000   6.000%, 02/15/26 ................     2,526,365
                                               --------------
                                                    6,844,227
                                               --------------
              U.S. TREASURY INFLATION
              INDEX NOTES - 2.64%
  4,930,425   3.625%, 07/15/02 ................     5,025,957
  2,630,408   3.375%, 01/15/07 ................     2,674,798
                                               --------------
                                                    7,700,755
                                               --------------
              U.S. TREASURY NOTES - 1.28%
  3,500,000   6.500%, 08/15/05 ................     3,719,684
                                               --------------
              TOTAL U.S. GOVERNMENT AND
              AGENCY OBLIGATIONS ..............    51,453,717
                                               --------------
                 (Cost $50,746,768)

CORPORATE NOTES AND BONDS - 16.00%
              BASIC MATERIALS - 0.24%
    775,000   IMC Global, Inc.
                 7.625%, 11/01/05 .............       703,578
                                               --------------
              CABLE TELEVISION - 0.52%

  1,500,000   CSC Holdings, Inc., Senior Notes
              7.875%, 12/15/07 ................     1,515,448
                                               --------------
              COMMERCIAL SERVICES - 0.83%
  1,875,000   Cendant Corp., Subordinated
                 Debentures, Convertible
                 3.000%, 02/15/02 (A) .........     1,839,844
  1,000,000   Comdisco, Inc.
                 5.950%, 04/30/02 .............       585,000
                                               --------------
                                                    2,424,844
                                               --------------

                                                   MARKET
PAR VALUE                                           VALUE
----------                                         -------
              ENERGY - 0.37%
$ 1,100,000   CMS Energy Corp., Senior Notes
                 7.625%, 11/15/04 .............$    1,079,184
                                               --------------
              FINANCE - 8.55%
  1,500,000   Advanta Corp., MTN
                 7.000%, 05/01/01 .............     1,500,000
  1,250,000   Chelsea GCA Realty
                 Partnership, REIT
                 7.250%, 10/21/07 .............     1,220,634
  1,000,000   DVI, Inc., Senior Notes
                 9.875%, 02/01/04 .............       896,250
  1,000,000   EOP Operating L.P.
                 8.375%, 03/15/06 .............     1,067,945
  2,000,000   Federal Home Loan Bank,
                 Series PX02
                 6.000%, 08/15/02 .............     2,039,260
  2,000,000   Federal Home Loan Bank,
                 Series TD06
                 6.500%, 11/15/06 .............     2,095,594
  2,000,000   Federal Home Loan Mortgage Corp.
                 7.000%, 07/15/05 .............     2,124,536
  1,725,000   Federal National Mortgage
                 Association
                 5.250%, 01/15/09 .............     1,660,658
  2,000,000   Ford Motor Credit Co., Inc.
                 7.500%, 03/15/05 .............     2,081,324
  2,325,000   General Motors Acceptance Corp.
                 7.500%, 07/15/05 .............     2,421,457
  1,500,000   Household Finance Corp.
                 7.875%, 03/01/07 .............     1,605,984
  2,000,000   HSBC America Capital Trust II
                 8.380%, 05/15/27 (A) .........     2,011,526
  2,000,000   Metropolitan Life Insurance Co.
                 6.300%, 11/01/03 (A) .........     2,028,640
  1,300,000   Pacific Mutual Life Insurance Co.
                 7.900%, 12/30/23 (A) .........     1,276,293
    825,000   Prudential Insurance Co. of America
                 8.300%, 07/01/25 (A) .........       853,392
                                               --------------
                                                   24,883,493
                                               --------------
              HEALTH CARE SERVICES - 1.58%
  1,500,000   HEALTHSOUTH Corp., Senior Notes
                 6.875%, 06/15/05 .............     1,445,396
  2,500,000   Omnicare, Inc.
                 5.000%, 12/01/07 .............     2,221,875
  1,000,000   Tenet Healthcare Corp.,
                 Subordinated Notes
                 6.000%, 12/01/05 .............       926,250
                                               --------------
                                                    4,593,521
                                               --------------
              METALS AND MINING - 0.16%
    975,000   Lukens, Inc.
                 7.625%, 08/01/04 .............       469,677
                                               --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/CHICAGO TRUST BALANCED FUND                             APRIL 30, 2001
SCHEDULE OF INVESTMENTS - CONTINUED (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
PAR VALUE                                           VALUE
---------                                          -------

              OIL AND GAS EXTRACTION - 0.34%
$ 1,000,000   Conoco, Inc., Senior Notes
                 6.950%, 04/15/29 .............$      976,940
                                               --------------
              PRINTING AND PUBLISHING - 0.64%
  2,000,000   News America Holdings, Inc.,
                 Senior Debentures
                 7.750%, 02/01/24 .............     1,864,732
                                               --------------
              RETAIL - 0.58%
  2,000,000   Kmart Corp., Debentures
                 7.950%, 02/01/23 .............     1,676,642
                                               --------------
              TRANSPORTATION - 0.54%
  1,196,630   American Airlines, Inc.,
                 Series 1999-1
                 6.855%, 04/15/09 .............     1,225,553
    348,647   Delta Air Lines Equipment Trust,
                 Series 1992-A
                 8.540%, 01/02/07 .............       353,361
                                               --------------
                                                    1,578,914
                                               --------------
              UTILITIES - 1.37%
  1,000,000   Gulf States Utilities,
                 First Mortgage, Series A
                 8.250%, 04/01/04 .............     1,048,047
  1,250,000   Mirant Corp., Series A
                 8.625%, 06/30/12 .............     1,293,626
  1,925,000   Niagara Mohawk Power Corp.,
                 Series H, Senior Notes,
                 Step Coupon
                 8.500%, 07/01/10 .............     1,636,250
                                               --------------
                                                    3,977,923
                                               --------------
              WASTE DISPOSAL - 0.28%
    840,000   Waste Management, Inc.,
                 Subordinated Notes
                 4.000%, 02/01/02 .............       824,250
                                               --------------
              TOTAL CORPORATE NOTES
              AND BONDS .......................    46,569,146
                                               --------------
                 (Cost $46,654,671)
                                                   MARKET
PAR VALUE                                           VALUE
----------                                         -------

YANKEE BONDS - 1.17%
$ 1,000,000   Petroliam Nasional Berhad
                 7.625%, 10/15/26 (A) .........$      824,944
    727,000   Province of Mendoza,
                 Collateral Oil Royalty Note
                 10.000%, 07/25/02 (A) ........       701,555
  1,875,000   Skandinaviska Enskilda Banken AB,
                 Junior Subordinated, Step Coupon
                 6.500%, 12/29/49 (A) .........     1,878,178
                                               --------------
              TOTAL YANKEE BONDS ..............     3,404,677
                                               --------------
                 (Cost $3,187,732)

NON-AGENCY/CMO MORTGAGE SECURITIES - 0.83%
    600,000   Midland Realty Acceptance Corp.,
                 CMO, Series 1996-C1, Class A2
                 7.475%, 08/25/28 (B) .........       622,313
  1,000,000   Morgan (J.P.) Commercial
                 Mortgage Finance Corp., CMO,
                 Series 1999-C7, Class A2
                 6.507%, 10/15/35 (B) .........     1,010,781
    759,779   Nomura Asset Securities Corp.,
                 Series 1998-D6, Class A1A
                 6.280%, 03/17/28 .............       773,725
                                               --------------
              TOTAL NON-AGENCY/CMO
              MORTGAGE SECURITIES .............     2,406,819
                                               --------------
                 (Cost $2,362,293)

FOREIGN GOVERNMENT BOND - 0.19%
    575,000   Republic of Brazil
                 10.250%, 01/11/06 ............       556,313
                                               --------------
              TOTAL FOREIGN GOVERNMENT BOND ...       556,313
                                               --------------
                 (Cost $568,949)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/CHICAGO TRUST BALANCED FUND                             APRIL 30, 2001
SCHEDULE OF INVESTMENTS - CONTINUED (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
PAR VALUE                                           VALUE
---------                                          -------
REPURCHASE AGREEMENT - 3.16%
$ 9,194,000   Bank One 4.630%, dated 04/30/01
                 to be repurchased on 05/01/01
                 at $9,195,182 (Collateralized by
                 U.S. Government Agency Obligations
                 with interest rates from 4.875% to
                 7.625% and maturities from
                 06/14/01 to 07/19/07;
                 Total Par $8,991,000)         $    9,194,000
                                               --------------
              TOTAL REPURCHASE AGREEMENT            9,194,000
                                               --------------
                 (Cost $9,194,000)
TOTAL INVESTMENTS - 99.71%                        290,278,613
                                               --------------
                    (Cost $232,882,565)**
NET OTHER ASSETS AND LIABILITIES - 0.29%              834,081
                                               --------------
NET ASSETS - 100.00%                           $  291,112,694
                                               ==============

-------------------------------------
       * Non-income producing security.
      ** Aggregate cost for Federal income tax purposes is $232,882,565.

         Gross unrealized appreciation         $   72,573,155
         Gross unrealized depreciation            (15,177,107)
                                               --------------
         Net unrealized appreciation           $   57,396,048
                                               ==============

     (A) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities are purchased in accordance with guidelines approved by the Fund's Board of Trustees and may only be sold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2001, these securities amounted to $11,414,372 or 3.92% of net assets.
     (B) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.

     CMO Collateralized Mortgage Obligation
     MTN Medium Term Note
    REIT Real Estate Investment Trust
  SP ADR Sponsored American Depositary Receipt

    PORTFOLIO COMPOSITION (MOODY'S RATINGS)
Common Stocks ...........................................  61%
Repurchase Agreement ....................................   3%
U.S. Government Obligations .............................   6%
U.S. Government Agency Obligations ......................  13%
Corporate Notes and Bonds:
Aaa .....................................................   2%
Aa ......................................................   1%
A .......................................................   5%
Baa .....................................................   4%
Ba ......................................................   3%
B .......................................................   1%
NR ......................................................   1%
                                                        ------
                                                          100%
                                                        ======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/CHICAGO TRUST BOND FUND                                 APRIL 30, 2001
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
PAR VALUE                                           VALUE
---------                                          -------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 47.14%
              FEDERAL HOME LOAN
              MORTGAGE CORPORATION - 3.27%
$   823,235   6.500%, 01/01/11, Gold
                 Pool #E00413 .................$      831,467
  2,647,388   7.500%, 11/01/29, Gold
                 Pool #C32468 .................     2,706,954
  2,747,650   6.000%, 03/01/31,
                 Gold Pool #C48593 ............     2,656,634
                                               --------------
                                                    6,195,055
                                               --------------
              FEDERAL NATIONAL
              MORTGAGE ASSOCIATION - 16.44%
  1,248,437   7.000%, 01/01/13, Pool #313966 ..     1,274,576
  2,202,795   6.000%, 06/01/13, Pool #429584 ..     2,185,586
    967,500   7.000%, 03/01/13, Pool #251572 ..       987,757
    909,014   7.500%, 07/01/23, Pool #226065 ..       928,615
  2,947,280   7.000%, 05/01/26, Pool #303884 ..     2,971,226
  1,650,245   6.500%, 09/01/28, Pool #430877 ..     1,633,742
  2,596,712   6.500%, 10/01/28, Pool #442329 ..     2,570,744
  4,395,918   6.000%, 12/01/28, Pool #535126 ..     4,246,182
  2,463,363   6.000%, 05/01/29, Pool #323715 ..     2,379,454
  1,591,582   6.500%, 06/01/29, Pool #501319 ..     1,575,666
  1,637,151   6.500%, 07/01/29, Pool #503280 ..     1,620,780
  2,215,885   7.500%, 11/01/29, Pool #252874 ..     2,263,665
  2,715,040   7.500%, 12/01/29, Pool #252925 ..     2,773,583
  3,668,772   7.500%, 02/01/30, Pool #529028 ..     3,747,880
                                               --------------
                                                   31,159,456
                                               --------------
              GOVERNMENT NATIONAL
              MORTGAGE ASSOCIATION - 9.34%
    767,804   7.000%, 10/15/23, Pool #345894 ..       776,921
    989,410   6.500%, 03/15/26, Pool #422527 ..       981,989
    891,053   7.000%, 06/15/27, Pool #780584 ..       900,521
  1,405,816   6.500%, 09/20/27, Pool #002482 ..     1,388,683
    786,240   7.500%, 07/15/28, Pool #464709 ..       805,650
  4,594,731   7.000%, 09/15/28, Pool #458926 ..     4,649,293
  1,977,428   6.000%, 01/15/29, Pool #457858 ..     1,924,285
  1,700,235   7.000%, 03/15/29, Pool #505567 ..     1,720,426
  4,500,000   7.000%, 03/15/31, Pool #547577 ..     4,553,438
                                               --------------
                                                   17,701,206
                                               --------------
              U.S. TREASURY BONDS - 6.32%
  3,250,000   7.125%, 02/15/23 ................     3,723,119
  3,700,000   6.250%, 08/15/23 ................     3,847,260
  4,350,000   6.000%, 02/15/26 ................     4,395,875
                                               --------------
                                                   11,966,254
                                               --------------
              U.S. TREASURY INFLATION
              INDEX NOTES - 5.70%
  6,902,595   3.625%, 07/15/02 ................     7,036,340
  3,710,259   3.375%, 01/15/07 ................     3,772,873
                                               --------------
                                                   10,809,213
                                               --------------

                                                   MARKET
PAR VALUE                                           VALUE
----------                                         -------
              U.S. TREASURY NOTES - 6.07%
              U.S. Treasury Notes
$ 5,000,000   5.875%, 11/15/04 ................$    5,181,230
  6,000,000   6.125%, 08/15/07 ................     6,316,878
                                               --------------
                                                   11,498,108
                                               --------------
              TOTAL U.S. GOVERNMENT AND
              AGENCY OBLIGATIONS ..............    89,329,292
                                               --------------
                 (Cost $88,454,117)

CORPORATE NOTES AND BONDS - 45.64%
              BASIC MATERIALS - 1.33%
  2,775,000   IMC Global, Inc.
                 7.625%, 11/01/05 .............     2,519,264
                                               --------------
              CABLE TELEVISION - 2.01%
              CSC Holdings, Inc., Senior Notes
  2,000,000   7.875%, 12/15/07 ................     2,020,598
  1,850,000   7.250%, 07/15/08 ................     1,799,434
                                               --------------
                                                    3,820,032
                                               --------------
              COMMERCIAL SERVICES - 1.80%
  2,625,000   Cendant Corp., Subordinated
                 Debentures, Convertible
                 3.000%, 02/15/02 (A) .........     2,575,781
  1,425,000   Comdisco, Inc.
                 5.950%, 04/30/02 .............       833,625
                                               --------------
                                                    3,409,406
                                               --------------
              ENERGY - 1.62%
  1,655,000   CMS Energy Corp., Senior Notes
                 7.625%, 11/15/04 .............     1,623,681
  1,500,000   CMS Energy Corp., Senior Notes,
                 Series B
                 6.750%, 01/15/04 .............     1,446,333
                                               --------------
                                                    3,070,014
                                               --------------
              FINANCE - 22.48%
  2,500,000   Advanta Corp., MTN
                 7.000%, 05/01/01 .............     2,500,000
  1,700,000   Chelsea GCA Realty
                 Partnership, REIT
                 7.250%, 10/21/07 .............     1,660,062
  1,000,000   Continental Corp. (The)
                 7.250%, 03/01/03 .............     1,005,436
  1,350,000   DVI, Inc., Senior Notes
                 9.875%, 02/01/04 .............     1,209,938
  1,500,000   EOP Operating L.P.
                 8.375%, 03/15/06 .............     1,601,918
  2,500,000   Federal Home Loan Bank,
                 Series PX02
                 6.000%, 08/15/02 .............     2,549,075
  2,700,000   Federal Home Loan Bank,
                 Series TD06
                 6.500%, 11/15/06 .............     2,829,052
  3,300,000   Federal Home Loan Mortgage Corp.
                 7.000%, 07/15/05 .............     3,505,484
  2,500,000   Federal Home Loan Mortgage Corp.,
                 Debentures
                 5.850%, 02/21/06 .............     2,546,867

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/CHICAGO TRUST BOND FUND                                 APRIL 30, 2001
SCHEDULE OF INVESTMENTS - CONTINUED (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
PAR VALUE                                           VALUE
---------                                          -------
              FINANCE (CONTINUED)
$ 5,500,000   Federal National Mortgage
                 Association
                 5.250%, 01/15/09 .............$    5,294,850
  3,000,000   Ford Motor Credit Co., Inc.
                 7.500%, 03/15/05 .............     3,121,986
  3,285,000   General Motors Acceptance Corp.
                 7.500%, 07/15/05 .............     3,421,285

  2,250,000   Household Finance Corp.
                 7.875%, 03/01/07 .............     2,408,976
  1,145,000   HSBC America Capital Trust I
                 7.808%, 12/15/26 (A) .........     1,082,530
  2,800,000   HSBC America Capital Trust II
                 8.380%, 05/15/27 (A) .........     2,816,136
  1,500,000   Metropolitan Life Insurance Co.
                 6.300%, 11/01/03 (A) .........     1,521,480
  2,000,000   Pacific Mutual Life Insurance Co.
                 7.900%, 12/30/23 (A) .........     1,963,528
  1,500,000   Prudential Insurance Co.
                 of America
                 8.300%, 07/01/25 (A) .........     1,551,623
                                               --------------
                                                   42,590,226
                                               --------------
              FOOD AND BEVERAGES - 1.21%
  2,250,000   Nabisco, Inc.
                 6.850%, 06/15/05 .............     2,287,922
                                               --------------
              HEALTH CARE SERVICES - 5.61%
  2,276,000   Columbia/HCA Healthcare
                 Corp., MTN
                 8.850%, 01/01/07 .............     2,448,380
              HEALTHSOUTH Corp.
  1,375,000      3.250%, 04/01/03 .............     1,266,719
  2,000,000      Senior Notes
                 6.875%, 06/15/05 .............     1,927,194
  3,000,000   Omnicare, Inc.
                 5.000%, 12/01/07 .............     2,666,250
  2,500,000   Tenet Healthcare Corp.,
                 Subordinated Notes
                 6.000%, 12/01/05 .............     2,315,625
                                               --------------
                                                   10,624,168
                                               --------------
              METALS AND MINING - 0.35%
  1,370,000   Lukens, Inc.
                 7.625%, 08/01/04 .............       659,956
                                               --------------
              OIL AND GAS EXTRACTION - 1.29%
  2,500,000   Conoco, Inc., Senior Notes
                 6.950%, 04/15/29 .............     2,442,350
                                               --------------
              PRINTING AND PUBLISHING - 1.23%
              News America Holdings, Inc.,
                 Senior Debentures
  2,000,000   7.750%, 01/20/24 ................     1,864,864
    500,000   7.750%, 02/01/24 ................       466,183
                                               --------------
                                                    2,331,047
                                               --------------

                                                   MARKET
PAR VALUE                                           VALUE
----------                                         -------

              RETAIL - 1.05%
$ 2,375,000   Kmart Corp., Debentures
                 7.950%, 02/01/23 .............$    1,991,012
                                               --------------
              TELECOMMUNICATIONS - 0.93%
  1,900,000   AT&T Corp.
                 6.000%, 03/15/09 .............     1,765,799
                                               --------------
              TRANSPORTATION - 0.77%
  1,428,812   American Airlines, Inc.,
                 Series 1999-1
                 6.855%, 04/15/09 .............     1,463,347
                                               --------------
              UTILITIES - 3.27%
  1,750,000   Gulf States Utilities,
                 First Mortgage, Series A
                 8.250%, 04/01/04 .............     1,834,082
  1,750,000   Mirant Corp., Series A
                 8.625%, 06/30/12 .............     1,811,077
  3,000,000   Niagara Mohawk Power Corp.,
                 Series H, Senior Notes,
                 Step Coupon
                 8.500%, 07/01/10 .............     2,550,000
                                               --------------
                                                    6,195,159
                                               --------------
              WASTE DISPOSAL - 0.69%
  1,330,000   Waste Management, Inc.,
                 Subordinated Notes
                 4.000%, 02/01/02 .............     1,305,063
                                               --------------
              TOTAL CORPORATE NOTES AND BONDS .    86,474,765
                                               --------------
                 (Cost $85,605,987)

YANKEE BONDS - 2.72%
  1,250,000   Petroliam Nasional Berhad
                 7.625%, 10/15/26 (A) .........     1,031,180
  1,491,500   Province of Mendoza,
                 Collateral Oil Royalty Note
                 10.000%, 07/25/02 (A) ........     1,439,298
  2,675,000   Skandinaviska Enskilda Banken AB,
                 Junior Subordinated, Step Coupon
                 6.500%, 12/29/49 (A) .........     2,679,534
                                               --------------
              TOTAL YANKEE BONDS ..............     5,150,012
                                               --------------
                 (Cost $4,915,435)

NON-AGENCY/CMO MORTGAGE SECURITIES - 1.69%
  1,000,000   First Union-Lehman Bros.,
                 CMO Series 1997-C2, Class A2
                 6.600%, 05/18/07 .............     1,027,265
    875,000   Midland Realty Acceptance Corp.,
                 CMO, Series 1996-C1, Class A2
                 7.475%, 08/25/28 (B) .........       907,539
  1,250,000   Morgan (J.P.) Commercial
                 Mortgage Finance Corp., CMO,
                 Series 1999-C7, Class A2
                 6.507%, 10/15/35 (B) .........     1,263,476
                                               --------------
              TOTAL NON-AGENCY/CMO
              MORTGAGE SECURITIES .............     3,198,280
                                               --------------
                 (Cost $3,136,105)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/CHICAGO TRUST BOND FUND                                 APRIL 30, 2001
SCHEDULE OF INVESTMENTS - CONTINUED (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
PAR VALUE                                           VALUE
---------                                          -------

FOREIGN GOVERNMENT BOND - 0.41%
$   800,000   Republic of Brazil
                 10.250%, 01/11/06             $      774,000
                                               --------------
              TOTAL FOREIGN GOVERNMENT BOND           774,000
                                               --------------
                 (Cost $791,582)

REPURCHASE AGREEMENT - 0.94%

  1,791,000   Bank One 4.630%, dated 04/30/01
                to be repurchased on 05/01/01
                at $1,791,230 (Collateralized by
                U.S. Government Agency
                Obligations with interest rates
                from 5.125% to 6.665% and
                maturities from 08/21/01 to
                06/23/06; Total Par $1,780,000)     1,791,000
                                               --------------
              TOTAL REPURCHASE AGREEMENT            1,791,000
                                               --------------
                 (Cost $1,791,000)
TOTAL INVESTMENTS - 98.54%                        186,717,349
                                               --------------
    (Cost $184,694,226)*
NET OTHER ASSETS AND LIABILITIES - 1.46%            2,759,975
                                               --------------
NET ASSETS - 100.00%                           $  189,477,324
                                               ==============

--------------------------------------
     *  Aggregate cost for Federal income tax purposes is $184,694,226.

        Gross unrealized appreciation             $ 4,137,026
        Gross unrealized depreciation              (2,113,903)
                                               --------------
        Net unrealized appreciation            $    2,023,123
                                               ==============

    (A) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities are purchased in accordance with guidelines approved by the Fund's Board of Trustees and may be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2001, these securities amounted to $16,661,090 or 8.79% of net assets.
    (B) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.

   CMO  Collateralized Mortgage Obligation
   MTN  Medium Term Note
  REIT  Real Estate Investment Trust

          PORTFOLIO COMPOSITION (MOODY'S RATINGS)
Repurchase Agreement ...................................    1%
U.S. Government Obligations ............................   18%
U.S. Government Agency Obligations .....................   29%
Corporate Notes and Bonds:
Aaa ....................................................   11%
Aa .....................................................    1%
A ......................................................   15%
Baa ....................................................   10%
Ba .....................................................   10%
B ......................................................    3%
NR .....................................................    2%
                                                        ------
                                                          100%
                                                        ======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND                       APRIL 30, 2001
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
PAR VALUE                                           VALUE
---------                                          -------

MUNICIPAL SECURITIES - 92.22%
              ARIZONA - 3.36%
$   450,000   Salt River Project, Agricultural
                 Improvement and Power
                 District Electric System Revenue
                 Refunding, Series A
                 5.500%, 01/01/05 .............$      475,420
    200,000   Tucson, Arizona Water Revenue
                 5.400%, 07/01/05 .............       211,566
                                               --------------
                                                      686,986
                                               --------------
              DISTRICT OF COLUMBIA - 3.21%
    640,000   District of Columbia,
                 Smithsonian Institute, Series A
                 5.375%, 11/01/15 .............       656,781
                                               --------------

GEORGIA - 10.20%
    500,000   Burke County Development
                 Authority, PCR
                 4.530%, 09/01/30 .............       503,535
    500,000   Cartersville Development Authority,
                 Water & Wastewater Facilities
                 Revenue, Series A
                 7.375%, 05/01/09 .............       596,740
    450,000   State of Georgia, Series B, G.O.
                 6.250%, 04/01/04 .............       482,148
    250,000   State of Georgia, Series A, G.O.
                 6.100%, 03/01/05 .............       270,475
    200,000   State of Georgia, Series D, G.O.
                 6.700%, 08/01/09 .............       232,252
                                               --------------
                                                    2,085,150
                                               --------------
              ILLINOIS - 7.74%
    500,000   Chicago Board of Education,
                 School Reform Board,
                 Series A, G.O.
                 5.250%, 12/01/21,
                 Insured: FGIC ................       496,250
    250,000   Chicago Public Building,
                 Commerce Building Revenue
                 5.250%, 12/01/18 .............       251,705
    250,000   Chicago Skyway Toll Bridge
                 Revenue, Prerefunded 01/01/04,
                 6.750%, 01/01/14 .............       273,875
    500,000   Metropolitan Pier & Expansion
                 Authority, Dedicated State Tax
                 Revenue, Refunding, Series A
                 5.514%, 12/15/11,
                 Insured: MBIA (B) ............       298,135
    525,000   Northern Illinois University
                 Revenue, Auxiliary Facilities
                 System Revenue
                 5.703%, 10/01/14,
                 Insured: FGIC (B) ............       261,329
                                               --------------
                                                    1,581,294
                                               --------------

                                                   MARKET
PAR VALUE                                           VALUE
----------                                         -------

              INDIANA - 10.27%
$   490,000   Beech Grove Independent
                 School Building Corp.
                 5.625%, 07/05/24,
                 Insured: MBIA ................$      507,072
  1,000,000   Indiana Transportation Finance
                 Authority Highway Revenue
                 5.901%, 12/01/17,
                 Insured: AMBAC (B) ...........       407,440
    600,000   Indianapolis International Airport
                 Authority Revenue,
                 Federal Express Corp. Project
                 7.100%, 01/15/17 .............       634,752
    500,000   Indianapolis Public Improvement
                 Revenue, Series B
                 6.000%, 01/10/20 .............       548,665
                                               --------------
                                                    2,097,929
                                               --------------
              KENTUCKY - 3.54%
    350,000   Jefferson County, Series C, G.O.
                 5.375%, 05/15/03 .............       361,515
    350,000   Kentucky State Turnpike Authority
                 Economic Development
                 Revenue, Revitalization Projects
                 5.700%, 01/01/03 .............       361,501
                                               --------------
                                                      723,016
                                               --------------
              MASSACHUSETTS - 2.50%
    500,000   Massachusetts State, Series C, G.O.
                 5.250%, 08/01/17 .............       511,510
                                               --------------
              MISSISSIPPI - 1.88%
    350,000   State of Mississippi, Capital
                 Improvements Issue,
                 Series I, G.O.
                 5.750%, 11/01/09 (C) .........       383,708
                                               --------------
              NEBRASKA - 3.56%
    200,000   American Public Energy Agency
                 Revenue, Nebraska Public Gas
                 Agency Project, Series A
                 4.250%, 06/01/06,
                 Insured: AMBAC ...............       193,882
    500,000   Omaha Public Power District
                 Electric Revenue, Series C
                 5.400%, 02/01/08 .............       533,075
                                               --------------
                                                      726,957
                                               --------------
              NEVADA - 1.88%
    350,000   Clark County, Nevada School
                 District, G.O.,
                 Prerefunded 12/15/04,
                 6.400%, 06/15/06,
                 Insured: FGIC ................       384,888
                                               --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND                       APRIL 30, 2001
SCHEDULE OF INVESTMENTS - CONTINUED (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
PAR VALUE                                           VALUE
----------                                         -------

              NEW HAMPSHIRE - 1.24%
$   250,000   New Hampshire State Housing
                 Financial Authority Single
                 Family Revenue, Series B
                 4.850%, 07/01/08 .............$      253,762
                                               --------------
              NEW YORK - 2.42%
    480,000   New York State Dormitory
                 Authority Revenue, Series C
                 5.100%, 05/15/03 .............       494,462
                                               --------------
              NORTH CAROLINA - 2.13%

    500,000   North Carolina Eastern Municipal
                 Power Agency Power Systems
                 Revenue, Series A
                 4.000%, 01/01/18 .............       435,670
                                               --------------
              OKLAHOMA - 3.78%
    240,000   Oklahoma City, G.O.
                 5.550%, 08/01/11 .............       258,847
    500,000   Oklahoma Housing Development
                 Authority Revenue Obligation
                 Lease Purchase Program,
                 Series A
                 5.100%, 11/01/05 .............       513,105
                                               --------------
                                                      771,952
                                               --------------
              PENNSYLVANIA - 3.70%
    250,000   Beaver County Industrial
                 Development Authority, PCR,
                 Cleveland Electric Project
                 4.600%, 10/01/03 (A) .........       248,360
    500,000   Pennsylvania Intergovernmental
                 Cooperative Authority, Special
                 Tax Revenue, City of Philadelphia
                 Funding Program, Escrowed
                 to Maturity
                 6.000%, 06/15/02,
                 Insured: FGIC ................       506,860
                                               --------------
                                                      755,220
                                               --------------
              SOUTH CAROLINA - 1.52%
    285,000   Anderson County School District
                 No. 002, Series B
                 7.125%, 03/01/04 .............       310,798
                                               --------------
              TEXAS - 19.35%
    460,000   Arlington Independent School
                 District, G.O.
                 5.250%, 02/15/07,
                 Insured: PSF .................       483,819
    500,000   Brazos River Authority (A)
                 5.500%, 06/19/01 .............       501,240
    480,000   Frisco Independent School District,
                 Series A, G.O.
                 7.000%, 08/15/10,
                 Insured: PSF .................       568,195


                                                   MARKET
PAR VALUE                                           VALUE
----------                                         -------
              TEXAS (CONTINUED)
$   450,000   Harris County, Toll Road, Series A
                 6.375%, 08/15/24 .............$      495,288
    345,000   Houston Water and Sewer Systems
                 Revenue, Prerefunded, Series A
                 6.375%, 12/01/22,
                 Insured: MBIA ................       367,722
    200,000   Humble Independent School
                 District Refunding,
                 Series II, G.O.
                 5.500%, 02/15/10 .............       213,616
    550,000   Plano Independent School
                 District, G.O.
                 5.000%, 02/15/09,
                 Insured: PSF .................       568,585
    210,000   Tarrant County Health Facilities
                 Development Corp., Health
                 System Revenue, Series A
                 5.500%, 02/15/05,
                 Insured: MBIA ................       219,742
    500,000   Texas Municipal Power Agency
                 Revenue, Series E
                 5.500%, 09/01/10,
                 Insured: MBIA ................       535,745
                                               --------------
                                                    3,953,952
                                               --------------
              UTAH - 4.96%
    300,000   Intermountain Power Agency,
                 Power Supply Revenue,
                 Series E
                 6.250%, 07/01/07,
                 Insured: FSA .................       331,347
    350,000   Tooele County, Utah Hazardous
                 Waste Treatment Revenue,
                 Union Pacific Project (A)
                 5.700%, 11/01/26 .............       307,395
    350,000   Utah State Building Ownership
                 Authority Lease Revenue,
                 Series A State Facilities Master
                 Lease PG-C
                 5.500%, 05/15/11,
                 Insured: FSA .................       374,791
                                               --------------
                                                    1,013,533
                                               --------------
              VIRGINIA - 1.25%
    250,000   Virginia State Housing Develop-
                 ment Revenue Authority
                 Commonwealth Mortgage,
                 Series H
                 4.750%, 07/01/07 .............       254,798
                                               --------------
              WASHINGTON - 2.44%
    475,000   King County, Series A, G.O.
                 5.800%, 01/01/04 (C) .........       499,662
                                               --------------
              WISCONSIN - 1.29%
    250,000   State of Wisconsin, Series A, G.O.
                 5.750%, 05/01/04 .............       264,255
                                               --------------
              TOTAL MUNICIPAL SECURITIES ......    18,846,283
                                               --------------
                 (Cost $18,387,351)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND                       APRIL 30, 2001
SCHEDULE OF INVESTMENTS - CONTINUED (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
SHARES                                              VALUE
----------                                         -------

INVESTMENT COMPANIES - 6.60%
  1,000,000   Blackrock Provident
                Money Market Fund ............    $ 1,000,000
    348,432   Goldman Sachs Tax Exempt Fund ..        348,432
                                               --------------
              TOTAL INVESTMENT COMPANIES .....      1,348,432
                                               --------------
                 (Cost $1,348,432)
TOTAL INVESTMENTS - 98.82% ...................     20,194,715
                                               --------------
    (Cost $19,735,783)*
NET OTHER ASSETS AND LIABILITIES - 1.18% .....        241,595
                                               --------------
NET ASSETS - 100.00% ......................... $   20,436,310
                                               ==============

------------------------------------
       * Aggregate cost for Federal income tax purposes is $19,735,783.

         Gross unrealized appreciation ........$      557,666
         Gross unrealized depreciation ........       (98,734)
                                               --------------
         Net unrealized appreciation ..........$      458,932
                                               ==============

     (A) Variable rate bond. The interest rate shown reflects the rate in effect at April 30, 2001.
     (B) Zero coupon bond. Rate shown reflects effective yield to maturity at time of purchase.
     (C) Standard & Poors' (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.

   AMBAC American Municipal Board Assurance Corp.
    FGIC Federal Guaranty Insurance Corp.
     FSA Fund Service Associates
    G.O. General Obligation
    MBIA Municipal Bond Insurance Corp.
     PCR Pollution Control Revenue
     PSF Permanent School Fund

             PORTFOLIO COMPOSITION (MOODY'S RATINGS)
Investment Companies ..................................     6%
Corporate Notes and Bonds:
Aaa ...................................................    49%
Aa ....................................................    27%
A .....................................................    10%
Baa ...................................................     7%
B .....................................................     1%
                                                        ------
                                                          100%
                                                        ======
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND                         APRIL 30, 2001
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                   AMORTIZED
PAR VALUE                                            COST
---------                                          ---------

COMMERCIAL PAPER - 97.60%
$ 6,000,000   Citicorp, Inc.
                 4.952%, 05/01/01              $    6,000,000
 15,000,000   JP Morgan Chase  & Co. (A)
                 4.650%, 05/01/01                  15,000,000
  5,000,000   Prudential Funding Corp.
                 4.973%, 05/01/01                   5,000,000
 12,409,000   Sun Trust Bank Corp.
                 4.656%, 05/01/01                  12,409,000
  4,000,000   Allstate Corp. (A)
                 4.970%, 05/02/01                   3,999,448
  4,000,000   American General Corp.
                 4.960%, 05/02/01                   4,000,000
  5,000,000   Citicorp, Inc.
                 4.953%, 05/02/01                   5,000,000
  4,000,000   Baxter International, Inc. (A)
                 5.080%, 05/03/01                   3,998,871
  6,000,000   Goldman Sachs & Co., Inc. (A)
                 4.550%, 05/03/01                   5,998,483
  8,600,000   Verizon Global Funding Corp. (A)
                 5.000%, 05/03/01                   8,597,611
  7,000,000   Ford Motor Credit Corp.
                 5.049%, 05/04/01                   7,000,000
  3,500,000   Hertz Corp. (A)
                 4.860%, 05/04/01                   3,498,582
  4,400,000   Verizon Global Funding Corp. (A)
                 4.940%, 05/04/01                   4,398,189
  5,000,000   CIT Group Holdings
                 5.041%, 05/07/01                   5,000,000
  6,000,000   General Motors Corp. (A)
                 4.940%, 05/07/01                   5,995,060
  4,600,000   United Technology Corp. (A)
                 4.580%, 05/07/01                   4,596,489
  4,500,000   Canadian Imperial Bank of Commerce
                 4.940%, 05/08/01                   4,500,000
  5,000,000   Consolidated Natural Gas (A)
                 5.100%, 05/08/01                   4,995,042
  7,000,000   General Motors Corp. (A)
                 4.960%, 05/08/01                   6,993,249
  6,300,000   Ford Motor Credit Corp.
                 4.974%, 05/09/01                   6,300,000
  5,500,000   General Electric Capital Corp.
                 4.945%, 05/09/01                   5,500,000
  7,000,000   Merrill Lynch & Co. (A)
                 4.480%, 05/09/01                   6,993,031
 10,000,000   Wal-Mart Stores, Inc. (A)
                 4.450%, 05/09/01                   9,990,111
  6,000,000   American Express Credit Corp. (A)
                 4.470%, 05/10/01                   5,993,295
  9,000,000   Household Finance Corp. (A)
                 4.450%, 05/10/01                   8,989,987
 11,000,000   International Lease Finance Corp. (A)
                 4.450%, 05/10/01                  10,987,762
  6,000,000   Toyota Motor Credit Corp. (A)
                 4.910%, 05/10/01                   5,992,635
  8,000,000   Wells Fargo & Co.
                 4.917%, 05/10/01                   8,000,000
  6,000,000   Hertz Corp.
                 5.075%, 05/11/01                   6,000,000

                                                   AMORTIZED
PAR VALUE                                            COST
---------                                          ---------

$ 6,000,000   John Deere Capital Corp.
                 4.980%, 05/11/01              $    6,000,000
  9,500,000   Baxter International, Inc. (A)
                 5.100%, 05/14/01                   9,482,504
  2,000,000   Eaton Corp. (A)
                 5.120%, 05/14/01                   1,996,302
  6,500,000   General Electric Capital Corp.
                 4.958%, 05/14/01                   6,500,000
  6,000,000   Duke Capital Corp. (A)
                 4.970%, 05/15/01                   5,988,403
  6,000,000   General Motors Corp. (A)
                 4.960%, 05/15/01                   5,988,427
  5,000,000   Goldman Sachs & Co., Inc. (A)
                 4.970%, 05/15/01                   4,990,336
  8,500,000   Duke Capital Corp. (A)
                 4.970%, 05/16/01                   8,482,398
  5,000,000   Goldman Sachs & Co., Inc. (A)
                 4.970%, 05/16/01                   4,989,646
  3,500,000   Prudential Funding Corp.
                 4.858%, 05/16/01                   3,500,000
  4,500,000   CIT Group Holdings
                 5.067%, 05/17/01                   4,500,000
  7,000,000   Citicorp, Inc.
                 4.951%, 05/17/01                   7,000,000
  5,000,000   Duke Capital Corp. (A)
                 4.970%, 05/17/01                   4,988,956
  3,500,000   Ford Motor Credit Corp.
                 4.890%, 05/18/01                   3,500,000
  6,000,000   Hertz Corp.
                 5.060%, 05/18/01                   6,000,000
  5,000,000   Toyota Motor Credit Corp. (A)
                 4.930%, 05/18/01                   4,988,360
  4,500,000   Canadian Imperial Bank
                 of Commerce
                 4.840%, 05/21/01                   4,500,000
  3,500,000   Household Finance Corp.
                 4.933%, 05/21/01                   3,500,000
  5,000,000   Canadian Imperial Bank
                 of Commerce
                 4.840%, 05/22/01                   5,000,000
              CIT Group Holdings
  5,500,000      4.927%, 05/23/01                   5,500,000
  4,000,000      4.975%, 05/23/01                   4,000,000
  2,500,000   AT&T Corp. (A)
                 5.350%, 05/24/01                   2,491,455
 10,000,000   SBC Communications, Inc. (A)
                 4.440%, 05/24/01                   9,971,633
              United Technology Corp. (A)
  5,000,000      4.900%, 05/24/01                   4,984,347
  8,000,000      4.870%, 05/25/01                   7,974,027
  6,000,000   Verizon Global Funding Corp. (A)
                 4.880%, 05/25/01                   5,980,480
  4,500,000   Texaco, Inc.
                 4.828%, 05/30/01                   4,500,000
  2,000,000   Consolidated Natural Gas (A)
                 5.120%, 05/31/01                   1,991,467
  7,000,000   Coca Cola Corp. (A)
                 4.260%, 06/06/01                   6,970,180

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND                         APRIL 30, 2001
SCHEDULE OF INVESTMENTS - CONTINUED (UNAUDITED)
--------------------------------------------------------------------------------

                                                   AMORTIZED
PAR VALUE                                            COST
---------                                          ---------

COMMERCIAL PAPER (CONTINUED)
$ 8,000,000   Wells Fargo & Co. (A)
                 4.260%, 06/14/01              $    7,958,347
  6,000,000   American Express Credit Corp. (A)
                 4.250%, 06/18/01                   5,966,000
  7,000,000   Merrill Lynch & Co. (A)
                 4.310%, 06/21/01                   6,957,259
  6,000,000   Transamerica Financial Group, Inc. (A)
                 4.250%, 06/25/01                   5,961,041
                                               --------------
              TOTAL COMMERCIAL PAPER              374,828,413
                                               --------------
                 (Cost $374,828,413)

GIC WITHIN FUNDING AGREEMENT - 2.60%
 10,000,000   Allstate Life Funding Agreement GIC
                 5.105%, 05/01/01                  10,000,000
                                               --------------
              TOTAL GICWITHIN FUNDING
              AGREEMENT                            10,000,000
                                               --------------

                 (Cost $10,000,000)
TOTAL INVESTMENTS - 100.20%                       384,828,413
                                               --------------
    (Cost $384,828,413)*
LIABILITIES NET OF CASH
    AND OTHER ASSETS - (0.20%)                       (771,061)
                                               --------------
NET ASSETS - 100.00%                           $  384,057,352
                                               ==============

------------------------------------
  * At April 30, 2001, cost is identical for book and Federal income tax purposes.
(A) Annualized yield at time of purchase.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------
                                                                  APRIL 30, 2001
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
--------------------------------------------------------------------------------

                                                                ALLEGHANY/MONTAG      ALLEGHANY/CHICAGO         ALLEGHANY/TAMRO
                                                               & CALDWELL GROWTH        TRUST GROWTH &            LARGE CAP
                                                                       FUND              INCOME FUND              VALUE FUND
                                                               -----------------      -----------------         ---------------
ASSETS:
Investments
        Investments at cost...............................    $    2,002,426,074     $      388,384,258      $       2,610,294
        Repurchase agreements.............................                    --             28,117,000                     --
        Net unrealized appreciation (depreciation)........           146,710,375            152,713,476                191,494
                                                              ------------------     ------------------      -----------------
          Total investments at value......................         2,149,136,449            569,214,734              2,801,788
Cash......................................................                   787                  1,386                    783
Receivables:
        Dividends and interest............................             2,167,539                 65,261                  2,209
        Fund shares sold..................................             2,179,332              1,617,094                    934
        Investments and foreign currency sold.............            21,832,337                     --                 46,371
        Due from Adviser, net.............................                    --                     --                  4,102
Deferred organization costs...............................                    --                     --                     --
Other assets..............................................                55,565                 26,639                     29
                                                              ------------------     ------------------      -----------------
          Total assets....................................         2,175,372,009            570,925,114              2,856,216
                                                              ------------------     ------------------      -----------------
LIABILITIES:
Payables:
        Investments and foreign currency purchased........             1,436,307                     --                 70,821
        Fund shares redeemed..............................            14,907,424                760,123                    972
        Due to Adviser, net...............................             1,155,112                309,246                     --
        Distribution fee..................................                56,752                 28,233                    149
        Trustees fees.....................................                24,730                  6,307                     24
Accrued expenses and other payables.......................               561,874                113,429                 14,566
                                                              ------------------     ------------------      -----------------
          Total liabilities...............................            18,142,199              1,217,338                 86,532
                                                              ------------------     ------------------      -----------------
NET ASSETS................................................    $    2,157,229,810     $      569,707,776      $       2,769,684
                                                              ==================     ==================      =================
NET ASSETS CONSIST OF:
   Capital paid-in .......................................    $    2,061,953,419     $      419,258,837      $       2,638,779
   Accumulated undistributed (distribution in excess of)
     net investment income (loss) ........................             3,115,583               (131,688)                 1,885
   Accumulated net realized gain (loss) on investments
     and foreign currency transactions ...................           (54,549,567)            (2,132,849)               (62,474)
   Net unrealized appreciation (depreciation) on
     investments and translation of assets and liabilities
     in foreign currency .................................           146,710,375            152,713,476                191,494
                                                              ------------------     ------------------      -----------------
     TOTAL NET ASSETS ....................................    $    2,157,229,810     $      569,707,776      $       2,769,684
                                                              ==================     ==================      =================
CLASS N:
   Net assets ............................................    $    1,047,893,425     $      524,649,026      $       2,769,684
   Shares of beneficial interest outstanding .............            42,347,746             21,833,795                261,994
      NET ASSET VALUE
      Offering and redemption price per share
      (Net Assets/Shares Outstanding) ....................    $            24.74     $            24.03      $           10.57
                                                              ==================     ==================      =================
CLASS I:
   Net Assets ............................................    $    1,109,336,385     $       45,058,750                    N/A
   Shares of beneficial interest outstanding .............            44,126,512              1,871,155                    N/A
        NET ASSET VALUE
        Offering and redemption price per share
        (Net Assets/Shares Outstanding) ..................    $            25.14     $            24.08                    N/A
                                                              ==================     ==================      =================


                                                                                     ALLEGHANY/VEREDUS
                                                             ALLEGHANY/CHICAGO       AGGRESSIVE GROWTH            ALLEGHANY/TAMRO
                                                             TRUST TALON FUND              FUND                   SMALL CAP FUND
                                                             -----------------       -----------------            ---------------
ASSETS:
Investments
        Investments at cost...............................      $   30,822,834      $     214,254,184          $    1,438,483
        Repurchase agreements.............................             831,000             11,800,831                      --
        Net unrealized appreciation (depreciation)........           3,385,728             19,788,651                 181,772
                                                                --------------      -----------------          --------------
          Total investments at value......................          35,039,562            245,843,666               1,620,255
Cash......................................................                 634                    783                  41,697
Receivables:
        Dividends and interest............................               2,362                 24,720                     950
        Fund shares sold..................................             297,300              1,286,354                     832
        Investments and foreign currency sold.............                  --              6,240,507                  56,964
        Due from Adviser, net.............................                  --                     --                   4,685
Deferred organization costs...............................                  --                 10,420                      --
Other assets..............................................               6,087                 11,227                      16
                                                                --------------      -----------------          --------------
          Total assets....................................          35,345,945            253,417,677               1,725,399
                                                                --------------      -----------------          --------------
LIABILITIES:
Payables:
        Investments and foreign currency purchased........           2,479,275              5,913,311                 155,628
        Fund shares redeemed..............................              12,149                154,120                   1,004
        Due to Adviser, net...............................              15,311                179,438                      --
        Distribution fee..................................               1,642                 13,145                      83
        Trustees fees.....................................                 423                  2,718                      15
Accrued expenses and other payables.......................              22,554                 94,620                  14,697
                                                                --------------      -----------------          --------------
          Total liabilities...............................           2,531,354              6,357,352                 171,427
                                                                --------------      -----------------          --------------
NET ASSETS................................................      $   32,814,591      $     247,060,325          $    1,553,972
                                                                ==============      =================          ==============
NET ASSETS CONSIST OF:
   Capital paid-in .......................................      $   27,680,465      $     229,028,165          $    1,391,883
   Accumulated undistributed (distribution in excess of)
     net investment income (loss) ........................             (64,071)              (862,428)                  2,746
   Accumulated net realized gain (loss) on investments
     and foreign currency transactions ...................           1,812,469               (894,063)                (22,429)
   Net unrealized appreciation (depreciation) on
     investments and translation of assets and liabilities
     in foreign currency .................................           3,385,728             19,788,651                 181,772
                                                                --------------      -----------------          --------------
     TOTAL NET ASSETS ....................................      $   32,814,591      $     247,060,325          $    1,553,972
                                                                ==============      =================          ==============
CLASS N:
   Net assets ............................................      $   32,814,591      $     247,060,325          $    1,553,972
   Shares of beneficial interest outstanding .............           1,947,326             12,319,020                 135,731
      NET ASSET VALUE
      Offering and redemption price per share
      (Net Assets/Shares Outstanding) ....................      $        16.85       $          20.06          $        11.45
                                                                ==============      =================          ==============
CLASS I:
   Net Assets ............................................                 N/A                    N/A                     N/A
   Shares of beneficial interest outstanding .............                 N/A                    N/A                     N/A
        NET ASSET VALUE
        Offering and redemption price per share
        (Net Assets/Shares Outstanding) ..................                 N/A                    N/A                     N/A
                                                                ==============      =================          ==============


                                                                   ALLEGHANY/CHICAGO
                                                                    TRUST SMALL CAP        ALLEGHANY/VEREDUS
                                                                      VALUE FUND             SCITECH FUND
                                                                   -----------------       -----------------
ASSETS:
Investments
        Investments at cost...............................     $      30,071,690          $    2,373,038
        Repurchase agreements.............................             1,500,000                 151,517
        Net unrealized appreciation (depreciation)........             5,303,032                 (24,610)
                                                               -----------------          --------------
          Total investments at value......................            36,874,722               2,499,945
Cash......................................................                   943                     655
Receivables:
        Dividends and interest............................                42,970                     147
        Fund shares sold..................................                75,183                   1,776
        Investments and foreign currency sold.............             3,846,261                  95,917
        Due from Adviser, net.............................                    --                   2,910
Deferred organization costs...............................                    --                      --
Other assets..............................................                 1,517                      61
                                                               -----------------          --------------
          Total assets....................................            40,841,596               2,601,411
                                                               -----------------          --------------
LIABILITIES:
Payables:
        Investments and foreign currency purchased........             1,827,177                  53,321
        Fund shares redeemed..............................               207,252                     529
        Due to Adviser, net...............................                29,517                      --
        Distribution fee..................................                 2,165                     134
        Trustees fees.....................................                   493                      30
Accrued expenses and other payables.......................                 3,929                   5,327
                                                               -----------------          --------------
          Total liabilities...............................             2,070,533                  59,341
                                                               -----------------          --------------
NET ASSETS................................................     $      38,771,063          $    2,542,070
                                                               =================          ==============
NET ASSETS CONSIST OF:
   Capital paid-in .......................................     $      31,313,587          $    3,191,613
   Accumulated undistributed (distribution in excess of)
     net investment income (loss) ........................                49,639                   5,300
   Accumulated net realized gain (loss) on investments
     and foreign currency transactions ...................             2,104,805                (630,233)
   Net unrealized appreciation (depreciation) on
     investments and translation of assets and liabilities
     in foreign currency .................................             5,303,032                 (24,610)
                                                               -----------------          --------------
     TOTAL NET ASSETS ....................................     $      38,771,063          $    2,542,070
                                                               =================          ==============
CLASS N:
   Net assets ............................................     $      38,771,063          $    2,542,070
   Shares of beneficial interest outstanding .............             3,337,964                 325,688
      NET ASSET VALUE
      Offering and redemption price per share
      (Net Assets/Shares Outstanding) ....................     $           11.62          $         7.81
                                                               =================          ==============
CLASS I:
   Net Assets ............................................                   N/A                     N/A
   Shares of beneficial interest outstanding .............                   N/A                     N/A
        NET ASSET VALUE
        Offering and redemption price per share
        (Net Assets/Shares Outstanding) ..................                   N/A                     N/A
                                                               =================          ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

52 & 53

ALLEGHANY FUNDS
---------------

APRIL 30, 2001
STATEMENT OF ASSETS AND LIABILITIES - CONTINUED (UNAUDITED)

                                                                                    ALLEGHANY/BLAIRLOGIE    ALLEGHANY/BLAIRLOGIE
                                                                                        INTERNATIONAL          EMERGING MARKETS
                                                                                       DEVELOPED FUND                FUND
                                                                                    --------------------    ---------------------
ASSETS:
    Investments:
        Investments at cost.....................................................     $       37,601,734      $      13,973,125
        Repurchase agreements...................................................                     --                     --
        Net unrealized appreciation (depreciation)..............................             (2,432,822)            (1,894,470)
                                                                                     ------------------      -----------------
          Total investments at value............................................             35,168,912             12,078,655
Cash............................................................................                     --                239,145
Foreign currency (cost $7,682 and $11,595)......................................                  7,640                 11,509
Receivables:
        Dividends and interest..................................................                132,146                 50,477
        Dividends reclaim.......................................................                 85,172                    306
        Fund shares sold........................................................              1,637,319                714,957
        Investments and foreign currency sold...................................                534,875                 18,191
        Due from Adviser, net...................................................                     --                     --
Other assets....................................................................                  1,509                    670
                                                                                     ------------------      -----------------
          Total assets..........................................................             37,567,573             13,113,910
                                                                                     ------------------      -----------------
LIABILITIES:
Payables:
        Due to custodian........................................................              1,300,816                     --
        Dividend distribution...................................................                     --                     --
        Investments and foreign currency purchased..............................                  1,177                100,869
        Fund shares redeemed....................................................                  1,395                155,585
        Due to Adviser, net.....................................................                 16,449                    748
        Distribution fee........................................................                    271                     95
        Trustees fees...........................................................                    409                    138
Accrued expenses and other payables.............................................                 58,073                 35,528
                                                                                     ------------------      -----------------
          Total liabilities.....................................................              1,378,590                292,963
                                                                                     ------------------      -----------------
NET ASSETS......................................................................     $       36,188,983      $      12,820,947
                                                                                     ==================      =================

NET ASSETS CONSIST OF:
    Capital paid-in.............................................................     $       41,260,339      $      30,980,901
    Accumulated undistributed net investment income.............................                 12,680                 87,301
    Accumulated net realized gain (loss) on investments
       and foreign currency transactions                                                     (2,636,028)           (16,354,484)
    Net unrealized appreciation (depreciation) on investments
       and translation of assets and liabilities in foreign
       currency.................................................................             (2,448,008)            (1,892,771)
                                                                                     ------------------      -----------------
        TOTAL NET ASSETS........................................................     $       36,188,983      $      12,820,947
                                                                                     ==================      =================
CLASS N:
    Net assets..................................................................     $        5,002,680      $       1,783,654
    Shares of beneficial interest outstanding...................................                768,861                197,074
       NET ASSET VALUE
       Offering and redemption price per share
       (Net Assets/Shares Outstanding) .........................................     $             6.51      $            9.05
                                                                                     ==================      =================
CLASS I:
    Net Assets .................................................................     $       31,186,303      $      11,037,293
    Shares of beneficial interest outstanding                                                 4,763,227              1,218,905
       NET ASSET VALUE
       Offering and redemption price per share
       (Net Assets/Shares Outstanding) ........................................      $             6.55      $            9.06
                                                                                     ==================      =================


                                                                                     ALLEGHANY/MONTAG          ALLEGHANY/
                                                                                   & CALDWELL BALANCED       CHICAGO TRUST
                                                                                           FUND              BALANCED FUND
                                                                                   -------------------       -------------
ASSETS:
    Investments:
        Investments at cost.....................................................    $      288,402,417      $     223,688,565
        Repurchase agreements...................................................            15,678,000              9,194,000
        Net unrealized appreciation (depreciation)..............................            15,352,364             57,396,048
                                                                                    ------------------      -----------------
          Total investments at value............................................           319,432,781            290,278,613
Cash............................................................................                   980                     --
Foreign currency (cost $7,682 and $11,595)......................................                    --                     --
Receivables:
        Dividends and interest..................................................             1,933,302              1,486,779
        Dividends reclaim.......................................................                    --                     --
        Fund shares sold........................................................               640,507                452,181
        Investments and foreign currency sold...................................                    --                     48
        Due from Adviser, net...................................................                    --                     --
Other assets....................................................................                 7,623                  7,116
                                                                                    ------------------      -----------------
          Total assets..........................................................           322,015,193            292,224,737
                                                                                    ------------------      -----------------
LIABILITIES:
Payables:
        Due to custodian........................................................                    --                 28,254
        Dividend distribution...................................................                    --                     --
        Investments and foreign currency purchased..............................               287,262                     --
        Fund shares redeemed....................................................               392,084                856,021
        Due to Adviser, net.....................................................               192,221                162,570
        Distribution fee........................................................                 7,884                 15,849
        Trustees fees...........................................................                 3,712                  3,338
Accrued expenses and other payables.............................................                85,971                 46,011
                                                                                    ------------------      -----------------
          Total liabilities.....................................................               969,134              1,112,043
                                                                                    ------------------      -----------------
NET ASSETS......................................................................    $      321,046,059      $     291,112,694
                                                                                    ==================      =================

NET ASSETS CONSIST OF:
    Capital paid-in.............................................................    $      315,014,146      $     226,579,748
    Accumulated undistributed net investment income.............................               857,571                809,253
    Accumulated net realized gain (loss) on investments
       and foreign currency transactions                                                   (10,178,022)             6,327,645
    Net unrealized appreciation (depreciation) on investments
       and translation of assets and liabilities in foreign
       currency.................................................................            15,352,364             57,396,048
                                                                                    ------------------      -----------------
        TOTAL NET ASSETS........................................................    $      321,046,059      $     291,112,694
                                                                                    ==================      =================
CLASS N:
    Net assets..................................................................    $      145,041,528      $     291,112,694
    Shares of beneficial interest outstanding...................................             8,479,971             23,912,007
       NET ASSET VALUE
       Offering and redemption price per share
       (Net Assets/Shares Outstanding) .........................................    $            17.10      $           12.17
                                                                                    ==================      =================
CLASS I:
    Net Assets .................................................................    $      176,004,531                   N/A
    Shares of beneficial interest outstanding                                               10,289,142                   N/A
       NET ASSET VALUE
       Offering and redemption price per share
       (Net Assets/Shares Outstanding) ........................................     $            17.11                   N/A
                                                                                    ==================      =================


                                                                                             ALLEGHANY/CHICAGO  ALLEGHANY/CHICAGO
                                                                          ALLEGHANY/CHICAGO   TRUST MUNICIPAL      TRUST MONEY
                                                                           TRUST BOND FUND        BOND FUND         MARKET FUND
                                                                          -----------------  -----------------  -----------------
ASSETS:
    Investments:
        Investments at cost............................................  $      182,903,226   $      19,735,783 $      384,828,413
        Repurchase agreements..........................................           1,791,000                  --                 --
        Net unrealized appreciation (depreciation).....................           2,023,123             458,932                 --
                                                                         ------------------  ------------------ ------------------
          Total investments at value...................................         186,717,349          20,194,715        384,828,413
Cash...................................................................                  --                 783              2,106
Foreign currency (cost $7,682 and $11,595).............................                  --                  --                 --
Receivables:
        Dividends and interest.........................................           2,692,827             308,119            660,096
        Dividends reclaim..............................................                  --                  --                 --
        Fund shares sold...............................................             688,581                  --                 --
        Investments and foreign currency sold..........................                  --                  --                 --
        Due from Adviser, net..........................................                  --               6,935                 --
Other assets...........................................................               4,172                 729             10,264
                                                                         ------------------  ------------------ ------------------
          Total assets.................................................         190,102,929          20,511,281        385,500,879
                                                                         ------------------  ------------------ ------------------
LIABILITIES:
Payables:
        Due to custodian...............................................              40,957                  --                 --
        Dividend distribution..........................................                  --              62,518          1,237,169
        Investments and foreign currency purchased.....................                  --                  --                 --
        Fund shares redeemed...........................................             496,789                  --                 --
        Due to Adviser, net............................................              51,715                  --            127,420
        Distribution fee...............................................               7,330                 448                 --
        Trustees fees..................................................               2,117                 241              4,539
Accrued expenses and other payables....................................              26,697              11,764             74,399
                                                                         ------------------  ------------------ ------------------
          Total liabilities............................................             625,605              74,971          1,443,527
                                                                         ------------------  ------------------ ------------------
NET ASSETS.............................................................  $      189,477,324  $       20,436,310 $      384,057,352
                                                                         ==================  ================== ==================

NET ASSETS CONSIST OF:
    Capital paid-in....................................................  $      189,522,589  $       20,353,415 $      384,057,352
    Accumulated undistributed net investment income....................             345,512                  --                 --
    Accumulated net realized gain (loss) on investments
       and foreign currency transactions                                         (2,413,900)           (376,037)                --
    Net unrealized appreciation (depreciation) on investments
       and translation of assets and liabilities in foreign
       currency........................................................           2,023,123             458,932                 --
                                                                         ------------------  ------------------ ------------------
        TOTAL NET ASSETS...............................................  $      189,477,324  $       20,436,310 $      384,057,352
                                                                         ==================  ================== ==================
CLASS N:
    Net assets.........................................................  $      131,388,601  $       20,436,310 $      384,057,352
    Shares of beneficial interest outstanding..........................          13,202,020           2,025,216        384,057,352
       NET ASSET VALUE
       Offering and redemption price per share
       (Net Assets/Shares Outstanding) ................................  $             9.95  $            10.09 $             1.00
                                                                         ==================  ================== ==================
CLASS I:
    Net Assets ........................................................  $       58,088,723                 N/A                N/A
    Shares of beneficial interest outstanding                                     5,837,023                 N/A                N/A
       NET ASSET VALUE
       Offering and redemption price per share
       (Net Assets/Shares Outstanding) ................................  $             9.95                 N/A                N/A
                                                                         ==================  ================== ==================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

54 & 55

ALLEGHANY FUNDS
---------------

FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)
STATEMENT OF OPERATIONS

                                                                ALLEGHANY/MONTAG      ALLEGHANY/CHICAGO         ALLEGHANY/TAMRO
                                                               & CALDWELL GROWTH        TRUST GROWTH &            LARGE CAP
                                                                       FUND              INCOME FUND              VALUE FUND
                                                               -----------------      -----------------         ---------------
INVESTMENT INCOME:
     Dividends............................................    $     13,961,407         $      1,923,438         $         11,733
     Less foreign taxes...................................             (76,095)                 (14,890)                      --
     Interest.............................................              35,599                  995,678                    1,443
                                                              ----------------         ----------------         ----------------
      Total investment income.............................          13,920,911                2,904,226                   13,176
                                                              ----------------         ----------------         ----------------

EXPENSES:
     Investment advisory fees.............................           7,870,042                1,998,371                    7,545
     Distribution expenses................................           1,459,902                  657,295                    2,358
     Transfer agent fees..................................             444,898                  108,278                    7,963
     Administration fees..................................             641,671                  155,349                      514
     Registration expenses................................              48,906                   23,630                    8,108
     Custodian fees.......................................              13,211                   10,729                    5,980
     Professional fees....................................              33,451                   14,517                    5,800
     Amortization of organization costs...................                  --                       --                       --
     Reports to shareholder expense.......................              97,643                   40,140                      374
     Trustees fees .......................................              80,004                   18,672                       62
     Other expenses ......................................              46,726                    9,625                      377
                                                              ----------------         ----------------         ----------------
       Total operating expenses ..........................          10,736,454                3,036,606                   39,081
                                                              ----------------         ----------------         ----------------
       Expenses waived/reimbursed ........................                  --                       --                  (27,763)
                                                              ----------------         ----------------         ----------------
       Net operating expenses ............................          10,736,454                3,036,606                   11,318
                                                              ----------------         ----------------         ----------------
     Bank charges ........................................              66,499                     (692)                     (27)
                                                              ----------------         ----------------         ----------------
       Net expenses                                                 10,802,953                3,035,914                   11,291
                                                              ----------------         ----------------         ----------------
NET INVESTMENT INCOME (LOSS) .............................           3,117,958                 (131,688)                   1,885
                                                              ----------------         ----------------         ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments .............         (54,546,441)              (2,131,817)                 (62,474)
     Net change in unrealized
       appreciation (depreciation) on investments ........        (161,777,842)             (78,983,278)                 191,494
                                                              ----------------         ----------------         ----------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS .............................        (216,324,283)             (81,115,095)                 129,020
                                                              ----------------         ----------------         ----------------

NET INCREASE (DECREASE)
  IN NET ASSETS FROM OPERATIONS ..........................    $   (213,206,325)        $    (81,246,783)        $        130,905
                                                              ================         ================         ================


                                                                                   ALLEGHANY/VEREDUS
                                                           ALLEGHANY/CHICAGO       AGGRESSIVE GROWTH            ALLEGHANY/TAMRO
                                                           TRUST TALON FUND              FUND                  SMALL CAP FUND(A)
                                                           -----------------       -----------------            ---------------
INVESTMENT INCOME:
     Dividends............................................ $        147,083         $        197,681             $      7,183
     Less foreign taxes...................................           (2,244)                      --                       --
     Interest.............................................              436                  480,869                    2,165
                                                           ----------------         ----------------             ------------
      Total investment income.............................          145,275                  678,550                    9,348
                                                           ----------------         ----------------             ------------

EXPENSES:
     Investment advisory fees.............................          128,200                1,100,675                    4,680
     Distribution expenses................................           40,063                  275,169                    1,300
     Transfer agent fees..................................           20,148                   67,639                    8,393
     Administration fees..................................            8,722                   59,918                      283
     Registration expenses................................            8,513                   29,023                    7,808
     Custodian fees.......................................            6,653                   11,611                    6,040
     Professional fees....................................            8,506                   10,622                    5,788
     Amortization of organization costs...................               --                    2,387                       --
     Reports to shareholder expense.......................            2,617                   15,485                      324
     Trustees fees .......................................            1,033                    6,888                       34
     Other expenses ......................................              775                    1,440                      326
                                                           ----------------         ----------------             ------------
       Total operating expenses ..........................          225,230                1,580,857                   34,976
                                                           ----------------         ----------------             ------------
       Expenses waived/reimbursed ........................          (16,904)                 (39,886)                 (28,213)
                                                           ----------------         ----------------             ------------
       Net operating expenses ............................          208,326                1,540,971                    6,763
                                                           ----------------         ----------------             ------------
     Bank charges ........................................            1,020                     (421)                    (161)
                                                           ----------------         ----------------             ------------
       Net expenses                                                 209,346                1,540,550                    6,602
                                                           ----------------         ----------------             ------------
NET INVESTMENT INCOME (LOSS) .............................          (64,071)                (862,000)                   2,746
                                                           ----------------         ----------------             ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments .............        1,838,197                 (814,533)                 (22,429)
     Net change in unrealized
       appreciation (depreciation) on investments ........          714,273                3,285,602                  181,772
                                                           ----------------         ----------------             ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS .............................        2,552,470                2,471,069                  159,343
                                                           ----------------         ----------------             ------------

NET INCREASE (DECREASE)
  IN NET ASSETS FROM OPERATIONS .......................... $      2,488,399         $      1,609,069             $    162,089
                                                           ================         ================             ============


                                                             ALLEGHANY/CHICAGO
                                                              TRUST SMALL CAP        ALLEGHANY/VEREDUS
                                                                VALUE FUND             SCITECH FUND
                                                             -----------------       -----------------
INVESTMENT INCOME:
     Dividends............................................    $        453,827           $       611
     Less foreign taxes...................................                  --                    --
     Interest.............................................              38,755                30,254
                                                               ---------------           -----------
      Total investment income.............................             492,582                30,865
                                                               ---------------           -----------

EXPENSES:
     Investment advisory fees.............................             220,759                12,772
     Distribution expenses................................              55,189                 3,193
     Transfer agent fees..................................              12,070                11,073
     Administration fees..................................              12,012                   695
     Registration expenses................................               6,500                 7,999
     Custodian fees.......................................               5,858                 6,484
     Professional fees....................................               9,044                 4,877
     Amortization of organization costs...................                  --                    --
     Reports to shareholder expense.......................               4,106                   871
     Trustees fees .......................................               1,467                    78
     Other expenses ......................................                 989                 1,248
                                                               ---------------           -----------
       Total operating expenses ..........................             327,994                49,290
                                                               ---------------           -----------
       Expenses waived/reimbursed ........................             (18,932)              (30,132)
                                                               ---------------           -----------
       Net operating expenses ............................             309,062                19,158
                                                               ---------------           -----------
     Bank charges ........................................                (420)                   22
                                                               ---------------           -----------
       Net expenses                                                    308,642                19,180
                                                               ---------------           -----------
NET INVESTMENT INCOME (LOSS) .............................             183,940                11,685
                                                               ---------------           -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments .............           2,105,517              (376,584)
     Net change in unrealized
       appreciation (depreciation) on investments ........           2,668,507                31,806
                                                               ---------------           -----------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS .............................           4,774,024              (344,778)
                                                               ---------------           -----------

NET INCREASE (DECREASE)
  IN NET ASSETS FROM OPERATIONS ..........................     $     4,957,964           $  (333,093)
                                                               ===============           ===========

------------------------------------------
(a) Alleghany/TAMRO Large~Cap Value Fund and Alleghany/TAMRO Small Cap Fund commenced investment operations on November 30, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

56 & 57

ALLEGHANY FUNDS
---------------

FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)
STATEMENT OF OPERATIONS - CONTINUED

                                                                             ALLEGHANY/BLAIRLOGIE    ALLEGHANY/BLAIRLOGIE
                                                                                 INTERNATIONAL          EMERGING MARKETS
                                                                                DEVELOPED FUND                FUND
                                                                             --------------------    ---------------------
INVESTMENT INCOME:
     Dividends ...............................................................  $      273,333            $     177,671
     Less foreign taxes ......................................................         (29,488)                  (3,107)
     Interest ................................................................           1,430                    2,161
                                                                                --------------            -------------
          Total investment income ............................................         245,275                  176,725
                                                                                --------------            -------------
EXPENSES:
     Investment advisory fees ................................................         165,647                   53,217
     Distribution expenses ...................................................           6,712                    2,281
     Transfer agent fees .....................................................          12,799                   14,941
     Administration fees .....................................................          10,603                    3,407
     Registration expenses ...................................................          16,370                   15,376
     Custodian fees ..........................................................          37,662                   22,155
     Professional fees .......................................................           9,195                    9,681
     Reports to shareholder expense ..........................................           1,949                      626
     Trustees fees ...........................................................           1,411                      422
     Other expenses ..........................................................           2,078                    1,269
                                                                                --------------            -------------
          Total operating expenses ...........................................         264,426                  123,375
                                                                                --------------            -------------
          Expenses waived/reimbursed .........................................         (43,348)                 (36,574)
                                                                                --------------            -------------
          Net operating expenses .............................................         221,078                   86,801
                                                                                --------------            -------------
     Bank charges ............................................................          11,517                    2,564
                                                                                --------------            -------------
          Net expenses .......................................................         232,595                   89,365
                                                                                --------------            -------------
NET INVESTMENT INCOME.........................................................          12,680                   87,360
                                                                                --------------            -------------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments .................................      (2,415,003)                (268,370)
     Net realized loss on foreign currency transactions ......................         (17,384)                 (16,407)
     Net change in unrealized appreciation (depreciation) on investments .....      (1,998,046)                (629,981)
     Net change in unrealized depreciation on
          translation of assets and liabilities denominated in foreign currency         (2,336)                    (220)
                                                                                --------------            -------------
NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS ..............................................      (4,432,769)                (914,978)
                                                                                --------------            -------------
NET INCREASE (DECREASE) IN
     NET ASSETS FROM OPERATIONS ..............................................  $   (4,420,089)           $    (827,618)
                                                                                ==============            =============

                                                                                 ALLEGHANY/MONTAG    ALLEGHANY/
                                                                               & CALDWELL BALANCED CHICAGO TRUST   LLEGHANY/CHICAGO
                                                                                       FUND        BALANCED FUND   TRUST BOND FUND
                                                                               ------------------- -------------   ----------------
INVESTMENT INCOME:
     Dividends ..............................................................    $   1,061,820      $     655,410       $   80,221
     Less foreign taxes .....................................................           (6,917)            (4,914)              --
     Interest ...............................................................        4,042,418          4,262,693        6,190,798
                                                                                --------------     --------------    -------------
          Total investment income ...........................................        5,097,321          4,913,189        6,271,019
                                                                                --------------     --------------    -------------
EXPENSES:
     Investment advisory fees ...............................................        1,224,926          1,055,314          473,528
     Distribution expenses ..................................................          191,944            376,898          149,577
     Transfer agent fees ....................................................           32,924             24,295           48,595
     Administration fees ....................................................           88,880             82,036           46,872
     Registration expenses ..................................................           15,610              4,035            7,294
     Custodian fees .........................................................           11,396             10,420            9,540
     Professional fees ......................................................           12,453             11,605            9,793
     Reports to shareholder expense .........................................           12,944             12,554            3,873
     Trustees fees ..........................................................           10,721              9,969            5,626
     Other expenses .........................................................           11,061              1,426              667
                                                                                --------------     --------------    -------------
          Total operating expenses ..........................................        1,612,859          1,588,552          755,365
                                                                                --------------     --------------    -------------
          Expenses waived/reimbursed ........................................               --                 --         (183,909)
                                                                                --------------     --------------    -------------
          Net operating expenses ............................................        1,612,859          1,588,552          571,456
                                                                                --------------     --------------    -------------
     Bank charges ...........................................................               25                  6              639
                                                                                --------------     --------------    -------------
          Net expenses ......................................................        1,612,884          1,588,558          572,095
                                                                                --------------     --------------    -------------
NET INVESTMENT INCOME........................................................        3,484,437          3,324,631        5,698,924
                                                                                --------------     --------------    -------------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments ................................       (9,802,623)         6,327,703           62,848
     Net realized loss on foreign currency transactions .....................               --                 --               --
     Net change in unrealized appreciation (depreciation) on investments ....       (6,931,911)       (30,918,197)       3,656,239
     Net change in unrealized depreciation on
          translation of assets and liabilities denominated in foreign currency             --                 --               --
                                                                                --------------     --------------    -------------
NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS .............................................      (16,734,534)       (24,590,494)       3,719,087
                                                                                --------------     --------------    -------------
NET INCREASE (DECREASE) IN
     NET ASSETS FROM OPERATIONS .............................................   $  (13,250,097)    $  (21,265,863)   $   9,418,011
                                                                                ==============     ==============    =============


                                                                              ALLEGHANY/CHICAGO        ALLEGHANY/CHICAGO
                                                                               TRUST MUNICIPAL            TRUST MONEY
                                                                                   BOND FUND               MARKET FUND
                                                                              -----------------        -----------------
INVESTMENT INCOME:
     Dividends ..............................................................   $       13,771            $          --
     Less foreign taxes .....................................................               --                       --
     Interest ...............................................................          483,704               11,650,248
                                                                                --------------            -------------
          Total investment income ...........................................          497,475               11,650,248
                                                                                --------------            -------------
EXPENSES:
     Investment advisory fees ...............................................           60,664                  781,722
     Distribution expenses ..................................................           10,111                       --
     Transfer agent fees ....................................................           11,028                   32,594
     Administration fees ....................................................            5,503                  106,361
     Registration expenses ..................................................            7,265                   14,008
     Custodian fees .........................................................            5,546                    9,881
     Professional fees ......................................................            8,672                   12,485
     Reports to shareholder expense .........................................            2,897                   15,951
     Trustees fees ..........................................................              673                   13,340
     Other expenses .........................................................              361                    3,241
                                                                                --------------            -------------
          Total operating expenses ..........................................          112,720                  989,583
                                                                                --------------            -------------
          Expenses waived/reimbursed ........................................         (102,607)                      --
                                                                                --------------            -------------
          Net operating expenses ............................................           10,113                  989,583
                                                                                --------------            -------------
     Bank charges ...........................................................             (509)                     (13)
                                                                                --------------            -------------
          Net expenses ......................................................            9,604                  989,570
                                                                                --------------            -------------
NET INVESTMENT INCOME........................................................          487,871               10,660,678
                                                                                --------------            -------------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments ................................           83,757                       --
     Net realized loss on foreign currency transactions .....................               --                       --
     Net change in unrealized appreciation (depreciation) on investments ....          249,367                       --
     Net change in unrealized depreciation on
          translation of assets and liabilities denominated in foreign currency             --                       --
                                                                                --------------            -------------
NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS .............................................          333,124                       --
                                                                                --------------            -------------
NET INCREASE (DECREASE) IN
     NET ASSETS FROM OPERATIONS .............................................   $      820,995            $  10,660,678
                                                                                ==============            =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

58 & 59

ALLEGHANY FUNDS
---------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                   ALLEGHANY/MONTAG                  ALLEGHANY/CHICAGO
                                                                  & CALDWELL GROWTH                   TRUST GROWTH &
                                                                         FUND                           INCOME FUND
                                                        -------------------------------------  ---------------------------------
                                                         SIX MONTHS ENDED      YEAR ENDED      SIX MONTHS ENDED    YEAR ENDED
                                                          APRIL 30, 2001       OCTOBER 31,      APRIL 30, 2001     OCTOBER 31,
                                                            (UNAUDITED)           2000            (UNAUDITED)         2000
                                                        -----------------   -----------------  ---------------   ---------------
NET ASSETS AT BEGINNING OF PERIOD....................   $   2,684,411,377   $   2,982,468,577  $   593,012,703   $   490,188,782
                                                        -----------------   -----------------  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss) .....................           3,117,958             180,218         (131,688)         (968,863)
   Net realized gain (loss) on investments sold .....         (54,546,441)        337,718,133       (2,131,817)       59,850,744
   Net change in unrealized appreciation (depreciation)
     on investments and assets and liabilities               (161,777,842)       (364,014,769)     (78,983,278)       37,953,905
                                                        -----------------   -----------------  ---------------   ---------------
   Net increase (decrease) in net assets from operations     (213,206,325)        (26,116,418)     (81,246,783)       96,835,786
                                                        -----------------   -----------------  ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Class N.......................................                  --                  --               --                --
       Class I.......................................            (182,593)                 --               --                --
   Net realized gain on investments:
       Class N.......................................        (168,409,785)        (79,026,102)     (54,774,238)      (36,048,318)
       Class I.......................................        (169,309,344)        (69,733,403)      (5,077,155)               --
                                                        -----------------   -----------------  ---------------   ---------------
       Total distributions...........................        (337,901,722)       (148,759,505)     (59,851,393)      (36,048,318)
                                                        -----------------   -----------------  ---------------   ---------------
CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sales of shares:
       Class N.......................................         216,106,775         845,153,869      157,193,950       176,778,621
       Class I.......................................         174,597,759         673,460,519        7,443,714        49,108,046
   Issued to shareholders in reinvestment
     of distributions:
       Class N.......................................         161,580,929          72,385,785       54,220,607        35,118,050
       Class I.......................................         152,354,526          63,293,452        4,356,646                --
   Cost of shares repurchased:
       Class N.......................................        (404,258,747)     (1,090,341,499)     (99,496,337)     (216,690,023)
       Class I.......................................        (276,454,762)       (687,133,403)      (5,925,331)       (2,278,241)
                                                        -----------------   -----------------  ---------------   ---------------
          Net increase (decrease) from capital
             share transactions .....................          23,926,480        (123,181,277)     117,793,249        42,036,453
                                                        -----------------   -----------------  ---------------   ---------------
          Total increase (decrease) in net assets....        (527,181,567)       (298,057,200)     (23,304,927)      102,823,921
                                                        -----------------   -----------------  ---------------   ---------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ......   $   2,157,229,810   $   2,684,411,377  $   569,707,776   $   593,012,703
                                                        =================   =================  ===============   ===============
    (A) Undistributed (overdistributed) net
        investment income ...........................   $       3,115,583   $         180,218  $      (131,688)  $            --
                                                        -----------------   -----------------  ---------------   ---------------
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold..........................................           8,350,670          25,596,000        6,164,670         6,124,572
       Issued to shareholders in reinvestment
          of distributions ..........................           6,060,784           2,140,542        2,136,351         1,299,232
       Repurchased...................................         (15,184,418)        (33,273,816)      (4,042,612)       (7,536,041)
    Class I:
       Sold..........................................           6,437,309          19,998,395          307,161         1,712,047
       Issued to shareholders in reinvestment
          of distributions .........................            5,630,249           1,836,069          171,454                --
       Repurchased...................................         (10,039,191)        (20,672,126)        (244,973)          (74,534)
                                                        -----------------   -----------------  ---------------   ---------------
          Net increase (decrease) in shares outstanding         1,255,403          (4,374,936)       4,492,051         1,525,276
                                                        =================   =================  ===============   ===============


                                                         ALLEGHANY/TAMRO
                                                           LARGE CAP                   ALLEGHANY/CHICAGO
                                                           VALUE FUND                  TRUST TALON FUND
                                                         ---------------      -----------------------------------
                                                           PERIOD ENDED      SIX MONTHS ENDED        YEAR ENDED
                                                          APRIL 30, 2001      APRIL 30, 2001         OCTOBER 31,
                                                          (UNAUDITED)(A)        (UNAUDITED)             2000
                                                         ---------------      --------------      ---------------
NET ASSETS AT BEGINNING OF PERIOD....................    $            --      $   26,389,349      $    17,586,038
                                                         ---------------      --------------      ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss) .....................              1,885             (64,071)             (73,532)
   Net realized gain (loss) on investments sold .....            (62,474)          1,838,197            4,788,271
   Net change in unrealized appreciation (depreciation)
     on investments and assets and liabilities                   191,494             714,273            1,216,411
                                                         ---------------      --------------      ---------------
   Net increase (decrease) in net assets from operations         130,905           2,488,399            5,931,150
                                                         ---------------      --------------      ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Class N.......................................                 --                  --                   --
       Class I.......................................                 --                  --                   --
   Net realized gain on investments:
       Class N.......................................                 --          (4,740,302)            (195,413)
       Class I.......................................                 --                  --                   --
                                                         ---------------      --------------      ---------------
       Total distributions...........................                 --          (4,740,302)            (195,413)
                                                         ---------------      --------------      ---------------
CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sales of shares:
       Class N.......................................          2,665,806          24,147,164           17,741,640
       Class I.......................................                 --                  --                   --
   Issued to shareholders in reinvestment
     of distributions:
       Class N.......................................                 --           4,607,947              190,895
       Class I.......................................                 --                  --                   --
   Cost of shares repurchased:
       Class N.......................................            (27,027)        (20,077,966)         (14,864,961)
       Class I.......................................                 --                  --                   --
                                                         ---------------      --------------      ---------------
          Net increase (decrease) from capital
             share transactions .....................          2,638,779           8,677,145            3,067,574
                                                         ---------------      --------------      ---------------
          Total increase (decrease) in net assets....          2,769,684           6,425,242            8,803,311
                                                         ---------------      --------------      ---------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ......    $     2,769,684      $   32,814,591      $    26,389,349
                                                         ===============      ==============      ===============
    (A) Undistributed (overdistributed) net
        investment income ...........................    $         1,885      $      (64,071)     $            --
                                                         ---------------      --------------      ---------------
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold..........................................            264,598           1,431,068              959,918
       Issued to shareholders in reinvestment
          of distributions ..........................                 --             309,882               13,351
       Repurchased...................................             (2,604)         (1,220,459)            (853,475)
    Class I:
       Sold..........................................                 --                  --                   --
       Issued to shareholders in reinvestment
          of distributions .........................                  --                  --                   --
       Repurchased...................................                 --                  --                   --
                                                         ---------------      --------------      ---------------
          Net increase (decrease) in shares outstanding          261,994             520,491              119,794
                                                         ===============      ==============      ===============


                                                                      ALLEGHANY/VEREDUS           ALLEGHANY/TAMRO
                                                                   AGGRESSIVE GROWTH FUND          SMALL CAP FUND
                                                          -----------------------------------     ---------------
                                                         SIX MONTHS ENDED        YEAR ENDED         PERIOD ENDED
                                                          APRIL 30, 2001         OCTOBER 31,       APRIL 30, 2001
                                                            (UNAUDITED)             2000           (UNAUDITED)(A)
                                                          --------------      ---------------     ---------------
NET ASSETS AT BEGINNING OF PERIOD....................     $  182,805,761      $    57,281,574     $            --
                                                          --------------      ---------------     ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss) .....................           (862,000)          (1,159,659)              2,746
   Net realized gain (loss) on investments sold .....           (814,533)          26,859,085             (22,429)
   Net change in unrealized appreciation (depreciation)
     on investments and assets and liabilities                 3,285,602            6,057,746             181,772
                                                          --------------      ---------------     ---------------
   Net increase (decrease) in net assets from operations       1,609,069           31,757,172             162,089
                                                          --------------      ---------------     ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Class N.......................................                 --                   --                  --
       Class I.......................................                 --                   --                  --
   Net realized gain on investments:
       Class N.......................................        (24,973,863)          (8,782,878)                 --
       Class I.......................................                 --                   --                  --
                                                          --------------      ---------------     ---------------
       Total distributions...........................        (24,973,863)          (8,782,878)                 --
                                                          --------------      ---------------     ---------------
CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sales of shares:
       Class N.......................................        133,467,053          179,463,335           1,401,575
       Class I.......................................                 --                   --                  --
   Issued to shareholders in reinvestment
     of distributions:
       Class N.......................................         23,288,201            8,589,707                  --
       Class I.......................................                 --                   --                  --
   Cost of shares repurchased:
       Class N.......................................        (69,135,896)         (85,503,149)             (9,692)
       Class I.......................................                 --                   --                  --
                                                          --------------      ---------------     ---------------
          Net increase (decrease) from capital
             share transactions .....................         87,619,358          102,549,893           1,391,883
                                                          --------------      ---------------     ---------------
          Total increase (decrease) in net assets....         64,254,564          125,524,187           1,553,972
                                                          --------------      ---------------     ---------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ......     $  247,060,325      $   182,805,761     $     1,553,972
                                                          ==============      ===============     ===============
    (A) Undistributed (overdistributed) net
        investment income ...........................     $     (862,428)     $          (428)    $         2,746
                                                          --------------      ---------------     ---------------
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold..........................................          6,429,498            7,871,582             136,618
       Issued to shareholders in reinvestment
          of distributions ..........................          1,143,260              483,664                  --
       Repurchased...................................         (3,376,433)          (3,682,466)               (887)
    Class I:
       Sold..........................................                 --                   --                  --
       Issued to shareholders in reinvestment
          of distributions .........................                  --                   --                  --
       Repurchased...................................                 --                   --                  --
                                                          --------------      ---------------     ---------------
          Net increase (decrease) in shares outstanding        4,196,325            4,672,780             135,731
                                                          ==============      ===============     ===============

----------------------------------------------
(a) Alleghany/TAMRO Large Cap Value Fund and Alleghany/TAMRO Small Cap Fund commenced investment operations on November 30, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

60 & 61

ALLEGHANY FUNDS
---------------

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
--------------------------------------------------------------------------------

                                                                    ALLEGHANY/CHICAGO
                                                                     TRUST SMALL CAP                  ALLEGHANY/VEREDUS
                                                                        VALUE FUND                       SCITECH FUND
                                                            ---------------------------------  -------------------------------
                                                            SIX MONTHS ENDED      YEAR ENDED    SIX MONTHS ENDED  PERIOD ENDED
                                                             APRIL 30, 2001       OCTOBER 31,    APRIL 30, 2001   OCTOBER 31,
                                                               (UNAUDITED)           2000         (UNAUDITED)       2000(A)
                                                            ---------------   ---------------  -----------------  ------------
NET ASSETS AT BEGINNING OF PERIOD.......................    $    49,411,279   $    42,478,264   $    2,695,895    $      --
                                                            ---------------   ---------------   --------------   ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income ..............................            183,940           262,049           11,685       18,445
    Net realized gain (loss) on investments sold
      and foreign currency translations ................          2,105,517         3,348,077         (376,584)    (253,649)
    Net change in unrealized appreciation (depreciation)
      on investments and translation of assets and
      liabilities denominated in foreign currency ......          2,668,507         4,482,289           31,806      (56,416)
                                                            ---------------   ---------------   --------------   ----------
    Net increase (decrease) in net assets from operations         4,957,964         8,092,415        (333,093)     (291,620)
                                                            ---------------   ---------------   --------------   ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N .........................................           (205,074)         (294,216)        (19,131)       (5,699)
       Class I .........................................                 --                --              --            --
    Net realized gain on investments:
       Class N .........................................         (2,108,005)               --              --            --
       Class I .........................................                 --                --              --            --
    Return of Capital
       Class N .........................................                 --                --              --            --
       Class I .........................................                 --                --              --            --
                                                            ---------------   ---------------   --------------   ----------
       Total distributions .............................         (2,313,079)         (294,216)         (19,131)      (5,699)
                                                            ---------------   ---------------   --------------   ----------
CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sales of shares:
       Class N .........................................          7,369,817        13,560,525          508,428    3,196,369
       Class I .........................................                 --                --               --           --
    Issued to shareholders in reinvestment of distributions:
       Class N .........................................          2,092,591           275,944           18,804        5,650
       Class I .........................................                 --                --               --           --
    Cost of shares repurchased:
       Class N .........................................        (22,747,509)      (14,701,653)        (328,833)    (208,805)
       Class I .........................................                 --                --               --           --
                                                            ---------------   ---------------   --------------   ----------
          Net increase (decrease) from capital
             share transactions ........................        (13,285,101)         (865,184)         198,399    2,993,214
                                                            ---------------   ---------------   --------------   ----------
          Total increase (decrease) in net assets.......        (10,640,216)        6,933,015         (153,825)   2,695,895
                                                            ---------------   ---------------   --------------   ----------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A)..........    $    38,771,063   $    49,411,279   $    2,542,070   $2,695,895
                                                            ===============   ===============   ==============   ==========
   (A) Undistributed net investment income .............    $        49,639   $        70,773   $        5,300   $   12,746
                                                            ===============   ===============   ==============   ==========
OTHER INFORMATION:
SHARE TRANSACTIONS:
  Class N:
       Sold.............................................            650,130         1,391,079           60,102      322,300
       Issued to shareholders in reinvestment of distributions      199,675            28,659            2,242          586
       Repurchased......................................         (2,070,317)       (1,486,175)         (38,691)     (20,851)
  Class I:
       Sold.............................................                 --                --               --           --
       Issued to shareholders in reinvestment of distributions           --                --               --           --
       Repurchased......................................                 --                --               --           --
                                                            ---------------   ---------------  ---------------   ----------
Net increase (decrease) in shares outstanding ..........         (1,220,512)          (66,437)          23,653      302,035
                                                            ===============   ===============   ==============   ==========


                                                                    ALLEGHANY/BLAIRLOGIE
                                                                         INTERNATIONAL                 ALLEGHANY/BLAIRLOGIE
                                                                        DEVELOPED FUND                 EMERGING MARKETS FUND
                                                            ---------------------------------- ----------------------------------
                                                            SIX MONTHS ENDED       YEAR ENDED   SIX MONTHS ENDED      YEAR ENDED
                                                            APRIL 30, 2001         OCTOBER 31,   APRIL 30, 2001       OCTOBER 31,
                                                              (UNAUDITED)              2000         (UNAUDITED)           2000
                                                            ----------------       ----------- -----------------      -----------
NET ASSETS AT BEGINNING OF PERIOD.......................     $ 44,188,038         $104,583,366   $  13,479,621       $ 18,308,172
                                                             ------------         ------------   -------------       ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income ..............................           12,680               95,643          87,360            108,177
    Net realized gain (loss) on investments sold
      and foreign currency translations ................       (2,432,387)          14,867,403        (284,777)         1,513,064
    Net change in unrealized appreciation (depreciation)
      on investments and translation of assets and
      liabilities denominated in foreign currency ......       (2,000,382)         (14,769,451)       (630,201)        (2,211,719)
                                                             ------------         ------------    ------------       ------------
    Net increase (decrease) in net assets from operations      (4,420,089)             193,595        (827,618)          (590,478)
                                                             ------------         ------------    ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N .........................................               --              (40,326)         (4,393)            (2,599)
       Class I .........................................               --             (684,209)        (57,157)           (51,540)
    Net realized gain on investments:
       Class N .........................................       (2,181,864)            (580,772)        (10,324)                --
       Class I .........................................      (12,890,865)          (8,051,198)        (64,025)                --
    Return of Capital
       Class N .........................................               --                   --              --                 --
       Class I .........................................               --                   --              --                 --
                                                             ------------         ------------    ------------       ------------
       Total distributions .............................      (15,072,729)          (9,356,505)       (135,899)           (54,139)
                                                             ------------         ------------    ------------       ------------
CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sales of shares:
       Class N .........................................        1,028,122            1,287,383         331,107          3,762,087
       Class I .........................................        4,724,939           31,994,950       1,890,999          7,304,860
    Issued to shareholders in reinvestment of distributions:
       Class N .........................................        1,957,516              542,653          11,801              2,333
       Class I .........................................       12,749,730            8,671,276         120,762             49,584
    Cost of shares repurchased:
       Class N .........................................       (1,224,209)          (2,327,895)       (195,663)        (3,386,003)
       Class I .........................................       (7,742,335)         (91,400,785)     (1,854,163)       (11,916,795)
                                                             ------------         ------------    ------------       ------------
          Net increase (decrease) from capital
             share transactions ........................       11,493,763          (51,232,418)        304,843         (4,183,934)
                                                             ------------         ------------    ------------       ------------
          Total increase (decrease) in net assets.......       (7,999,055)         (60,395,328)       (658,674)         (4,828,551)
                                                             ------------         ------------    ------------       ------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A)..........     $ 36,188,983         $ 44,188,038   $  12,820,947       $ 13,479,621
                                                             ============         ============   =============       ============
   (A) Undistributed net investment income .............     $     12,680         $         --   $      87,301       $     61,491
                                                             ============         ============   =============       ============
OTHER INFORMATION:
SHARE TRANSACTIONS:
  Class N:
       Sold.............................................          136,603               99,345          33,589            267,933
       Issued to shareholders in reinvestment of distributions    274,932               41,968           1,274                185
       Repurchased......................................         (169,185)            (176,820)        (19,907)          (246,832)
  Class I:
       Sold.............................................          683,309            2,478,202         208,216            571,869
       Issued to shareholders in reinvestment of distributions  1,780,688              670,114          13,041              3,923
       Repurchased......................................       (1,029,929)          (7,062,090)       (185,751)          (929,269)
                                                             ------------         ------------   -------------       ------------
Net increase (decrease) in shares outstanding ..........        1,676,418           (3,949,281)         50,462           (332,191)
                                                             ============         ============   =============       ============


                                                                   ALLEGHANY/MONTAG & CALDWELL
                                                                         BALANCED FUND
                                                             -------------------------------------
                                                              SIX MONTHS ENDED        YEAR ENDED
                                                               APRIL 30, 2001         OCTOBER 31,
                                                                 (UNAUDITED)              2000
                                                              ----------------        -----------
NET ASSETS AT BEGINNING OF PERIOD.......................      $  337,690,735         $ 251,192,049
                                                               -------------         -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income ..............................           3,484,437             6,687,590
    Net realized gain (loss) on investments sold
      and foreign currency translations ................          (9,802,623)           10,862,039
    Net change in unrealized appreciation (depreciation)
      on investments and translation of assets and
      liabilities denominated in foreign currency ......          (6,931,911)          (10,774,845)
                                                               -------------         -------------
    Net increase (decrease) in net assets from operations        (13,250,097)            6,774,784
                                                               -------------         -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N .........................................          (1,617,321)           (2,991,137)
       Class I .........................................          (2,017,293)           (3,353,338)
    Net realized gain on investments:
       Class N .........................................          (5,316,530)           (7,228,902)
       Class I .........................................          (5,776,982)           (4,863,092)
    Return of Capital
       Class N .........................................                  --                    --
       Class I .........................................                  --                    --
                                                               -------------         -------------
       Total distributions .............................         (14,728,126)          (18,436,469)
                                                               -------------         -------------
CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sales of shares:
       Class N .........................................          15,954,989            54,472,989
       Class I .........................................          29,314,982           136,488,459
    Issued to shareholders in reinvestment of distributions:
       Class N .........................................           6,814,903            10,046,917
       Class I .........................................           7,685,710             7,418,065
    Cost of shares repurchased:
       Class N .........................................         (27,281,042)          (54,615,985)
       Class I .........................................         (21,155,995)          (55,650,074)
                                                               -------------         -------------
          Net increase (decrease) from capital
             share transactions ........................          11,333,547            98,160,371
                                                               -------------         -------------
          Total increase (decrease) in net assets.......         (16,644,676)           86,498,686
                                                               -------------         -------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A)..........       $ 321,046,059         $ 337,690,735
                                                               =============         =============
   (A) Undistributed net investment income .............       $     857,571         $   1,007,748
                                                               =============         =============
OTHER INFORMATION:
SHARE TRANSACTIONS:
  Class N:
       Sold.............................................             899,158             2,852,176
       Issued to shareholders in reinvestment of distributions       384,606               521,656
       Repurchased......................................          (1,555,375)           (2,879,104)
  Class I:
       Sold.............................................           1,669,070             7,257,599
       Issued to shareholders in reinvestment of distributions       434,376               387,498
       Repurchased......................................          (1,203,220)           (2,937,423)
                                                               -------------         -------------
Net increase (decrease) in shares outstanding ..........             628,615             5,202,402
                                                               =============         =============

----------------------------------------
(a) Alleghany/Veredus SciTech Fund commenced operations on June 30, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

62 & 63

ALLEGHANY FUNDS
---------------

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
--------------------------------------------------------------------------------

                                                                        ALLEGHANY/                        ALLEGHANY/
                                                                      CHICAGO TRUST                      CHICAGO TRUST
                                                                      BALANCED FUND                        BOND FUND
                                                            ---------------------------------  --------------------------------
                                                            SIX MONTHS ENDED      YEAR ENDED    SIX MONTHS ENDED  PERIOD ENDED
                                                             APRIL 30, 2001       OCTOBER 31,    APRIL 30, 2001   OCTOBER 31,
                                                               (UNAUDITED)           2000         (UNAUDITED)         2000
                                                            ---------------   ---------------  -----------------  -------------
NET ASSETS AT BEGINNING OF PERIOD ......................    $   321,226,202    $  294,426,017  $   154,392,513    $133,408,155
                                                            ---------------   ---------------  ---------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income...............................          3,324,631         6,621,193        5,698,924       9,473,072
    Net realized gain (loss) on investments sold........          6,327,703        22,637,439           62,848      (2,022,183)
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities .......        (30,918,197)       12,662,153        3,656,239       2,276,122
                                                            ---------------   ---------------  ---------------    ------------
    Net increase (decrease) in net assets from operations       (21,265,863)       41,920,785        9,418,011       9,727,011
                                                            ---------------   ---------------  ---------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N..........................................         (3,337,418)       (6,763,325)      (4,050,904)     (8,490,906)
       Class I..........................................                 --                --       (1,849,832)       (864,678)
    Net realized gain on investments:
       Class N..........................................        (22,648,117)       (8,216,573)              --              --
       Class I..........................................                 --                --               --              --
                                                            ---------------   ---------------  ---------------    ------------
Total distributions                                             (25,985,535)      (14,979,898)      (5,900,736)     (9,355,584)
                                                            ---------------   ---------------  ---------------    ------------
CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sales of shares:
       Class N .........................................         45,885,239        56,001,793       53,658,515      52,505,198
       Class I .........................................                 --                --       11,652,481      50,791,637
   Issued to shareholders in reinvestment of distributions:
       Class N .........................................         25,952,113        14,964,263        3,792,037       7,417,523
       Class I                                                           --                --        1,070,072         466,492
   Cost of shares repurchased:
       Class N                                                  (54,699,462)      (71,106,758)     (33,426,721)    (88,309,407)
       Class I                                                           --                --       (5,178,848)     (2,258,512)
                                                            ---------------   ---------------  ---------------    ------------
          Net increase (decrease) from capital
             share transactions                                  17,137,890          (140,702)      31,567,536      20,612,931
                                                            ---------------   ---------------  ---------------    ------------
          Total increase (decrease) in net assets.......        (30,113,508)       26,800,185       35,084,811      20,984,358
                                                            ---------------   ---------------  ---------------    ------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A)..........    $   291,112,694   $   321,226,202  $   189,477,324   $ 154,392,513
                                                            ===============   ===============  ===============   =============
    (A) Undistributed net investment income                 $       809,253   $       822,040  $       345,512   $     547,324
                                                            ===============   ===============  ===============   =============
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold.............................................          3,641,376         4,168,717        5,394,451       5,445,754
       Issued to shareholders in reinvestment
         of distributions                                         2,080,826         1,141,960          382,905         771,172
       Repurchased......................................         (4,379,136)       (5,322,337)      (3,365,579)     (9,163,498)
    Class I:
       Sold.............................................                 --                --        1,167,343       5,265,548
       Issued to shareholders in reinvestment
         of distributions                                                --                --          108,061          48,141
       Repurchased......................................                 --                --         (519,801)       (232,269)
                                                            ---------------   ---------------  ---------------    ------------
          Net increase (decrease) in shares outstanding.          1,343,066           (11,660)       3,167,380       2,134,848
                                                            ===============   ===============  ===============   =============


                                                                          ALLEGHANY/                         ALLEGHANY/
                                                                        CHICAGO TRUST                      CHICAGO TRUST
                                                                     MUNICIPAL BOND FUND                 MONEY MARKET FUND
                                                             --------------------------------  -----------------------------------
                                                             SIX MONTHS ENDED     YEAR ENDED     SIX MONTHS ENDED      YEAR ENDED
                                                             APRIL 30, 2001       OCTOBER 31,     APRIL 30, 2001       OCTOBER 31,
                                                              (UNAUDITED)            2000           (UNAUDITED)           2000
                                                             -----------------  -------------  ------------------   ---------------
NET ASSETS AT BEGINNING OF PERIOD ......................     $  18,902,665      $  17,219,295  $     359,482,613    $   335,140,215
                                                             -------------      -------------  -----------------    ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income...............................           487,871            822,167         10,660,678         22,485,176
    Net realized gain (loss) on investments sold........            83,757           (449,564)                --                 --
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities .......           249,367            807,634                 --                 --
                                                             -------------      -------------  -----------------    ---------------
    Net increase (decrease) in net assets from operations          820,995          1,180,237         10,660,678         22,485,176
                                                             -------------      -------------  -----------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N..........................................          (487,871)          (860,093)       (10,660,678)       (22,485,176)
       Class I..........................................                --                 --                 --                 --
    Net realized gain on investments:
       Class N..........................................                --                 --                 --                 --
       Class I..........................................                --                 --                 --                 --
                                                             -------------      -------------  -----------------    ---------------
Total distributions                                               (487,871)          (860,093)       (10,660,678)       (22,485,176)
                                                             -------------      -------------  -----------------    ---------------
CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sales of shares:
       Class N .........................................         2,971,704          3,995,141        519,753,555      1,605,653,266
       Class I .........................................                --                 --                 --                 --
   Issued to shareholders in reinvestment of distributions:
       Class N .........................................            95,068            152,350          1,290,084          3,126,098
       Class I                                                          --                 --                 --                 --
   Cost of shares repurchased:
       Class N                                                  (1,866,251)        (2,784,265)      (496,468,900)    (1,584,436,966)
       Class I                                                          --                 --                 --                 --
                                                             -------------      -------------  -----------------    ---------------
          Net increase (decrease) from capital
             share transactions                                  1,200,521          1,363,226         24,574,739         24,342,398
                                                             -------------      -------------  -----------------    ---------------
          Total increase (decrease) in net assets.......         1,533,645          1,683,370         24,574,739         24,342,398
                                                             -------------      -------------  -----------------    ---------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A)..........     $  20,436,310      $  18,902,665  $     384,057,352    $   359,482,613
                                                             =============      =============  =================    ===============
    (A) Undistributed net investment income                  $          --      $          --  $              --    $            --
                                                             =============      =============  =================    ===============
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold.............................................           293,980            405,518        519,753,555      1,605,653,266
       Issued to shareholders in reinvestment
         of distributions                                            9,390             15,603          1,290,084          3,126,098
       Repurchased......................................          (183,198)          (285,679)      (496,468,900)    (1,584,436,966)
    Class I:
       Sold.............................................                --                 --                 --                 --
       Issued to shareholders in reinvestment
         of distributions                                               --                 --                 --                 --
       Repurchased......................................                --                 --                 --                 --
                                                             -------------      -------------  -----------------    ---------------
          Net increase (decrease) in shares outstanding.           120,172            135,442         24,574,739         24,342,398
                                                             =============      =============  =================    ===============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

64 & 65

ALLEGHANY FUNDS
---------------

ALLEGHANY/MONTAG & CALDWELL GROWTH FUND - CLASS N            APRIL 30, 2001

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/MONTAG & CALDWELL GROWTH FUND - CLASS N

                                         SIX MONTHS
                                            ENDED        YEAR        YEAR       YEAR      YEAR      YEAR
                                          04/30/01       ENDED       ENDED     ENDED     ENDED      ENDED
                                         (UNAUDITED)    10/31/00    10/31/99   10/31/98  10/31/97  10/31/96
                                         -----------    --------    --------   --------  --------  --------
Net Asset Value, Beginning of Period ..    $   31.30    $  33.15    $  26.49   $  22.68  $  17.08  $  13.16
                                           ---------    --------    --------   --------  --------  --------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss)......         0.02       (0.05)      (0.04)     (0.05)    (0.05)       --
     Net realized and unrealized
        gain (loss) on investments ....        (2.50)      (0.15)       7.64       4.07      5.79      3.93
                                           ---------    --------    --------   --------  --------  --------
       Total from investment operations        (2.48)      (0.20)       7.60       4.02      5.74      3.93
                                           ---------    --------    --------   --------  --------  --------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
        of net investment income ......           --          --          --         --        --     (0.01)
     Distributions from net realized
        gain on investments ...........        (4.08)      (1.65)      (0.94)     (0.21)    (0.14)       --
                                           ---------    --------    --------   --------  --------  --------
       Total distributions.............        (4.08)      (1.65)      (0.94)     (0.21)    (0.14)    (0.01)
                                           ---------    --------    --------   --------  --------  --------
Net increase (decrease)
   in net asset value .................        (6.56)      (1.85)       6.66       3.81      5.60      3.92
                                           ---------    --------    --------   --------  --------  --------
Net Asset Value, End of Period ........    $   24.74    $  31.30    $  33.15   $  26.49  $  22.68  $  17.08
                                           =========    ========    ========   ========  ========  ========
TOTAL RETURN(1) .......................        (8.86)%     (0.96)%     29.34%     17.90%    33.82%    29.91%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's) ..   $1,047,893  $1,349,760  $1,612,796 $1,004,356  $479,557  $166,243
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
       by Adviser(2) ..................         1.05%       1.03%       1.05%      1.12%     1.24%     1.32%
     After reimbursement of expenses
       by Adviser(2) ..................         1.05%       1.03%       1.05%      1.12%     1.23%     1.28%
   Ratios of net investment income
       (loss) to average net assets:
     Before reimbursement of expenses
       by Adviser(2) ..................         0.12%      (0.14)%     (0.16)%    (0.22)%   (0.38)%   (0.10)%
     After reimbursement of expenses
       by Adviser(2) ..................         0.12%      (0.14)%     (0.16)%    (0.22)%   (0.37)%   (0.06)%
   Portfolio Turnover(1)...............         28.63%     66.71%      31.59%     29.81%    18.65%    26.36%

-------------------------------------------
(1) Not Annualized.
(2) Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/MONTAG & CALDWELL GROWTH FUND - CLASS I                 APRIL 30, 2001
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/MONTAG & CALDWELL GROWTH FUND - CLASS I

                                          SIX MONTHS
                                             ENDED          YEAR           YEAR           YEAR           YEAR        PERIOD
                                           04/30/01         ENDED          ENDED          ENDED          ENDED       ENDED
                                          (UNAUDITED)     10/31/00       10/31/99       10/31/98       10/31/97    10/31/96(A)
                                         ------------   ------------   ------------   ------------   ------------  -----------
Net Asset Value, Beginning of Period..    $    31.70      $   33.46      $   26.65      $   22.75      $   17.08     $  15.59
                                          ----------      ---------      ---------      ---------      ---------     --------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income............          0.05           0.05           0.04           0.01          --(b)         0.02
     Net realized and unrealized gain (loss)
       on investments                          (2.53)         (0.16)          7.71           4.10           5.81         1.49
                                          ----------      ---------      ---------      ---------      ---------     --------
Total from investment operations               (2.48)         (0.11)          7.75           4.11           5.81         1.51
                                          ----------      ---------      ---------      ---------      ---------     --------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income                   --(b)          --             --             --             --        (0.02)
     Distributions from net realized
       gain on investments                     (4.08)         (1.65)         (0.94)         (0.21)         (0.14)          --
                                          ----------      ---------      ---------      ---------      ---------     --------
Total distributions                            (4.08)         (1.65)         (0.94)         (0.21)         (0.14)       (0.02)
                                          ----------      ---------      ---------      ---------      ---------     --------
Net increase (decrease) in net asset value     (6.56)         (1.76)          6.81           3.90           5.67         1.49
                                          ----------      ---------      ---------      ---------      ---------     --------
Net Asset Value, End of Period........    $    25.14      $   31.70     $    33.46      $   26.65      $   22.75     $  17.08
                                          ==========      =========     ==========      =========      =========     ========
TOTAL RETURN(1).........................       (8.72)%        (0.70)%        29.78%         18.24%         34.26%        9.67%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's)   $1,109,336     $1,334,651     $1,369,673       $738,423       $268,861     $ 52,407

   Ratios of expenses to average net assets:
     Before reimbursement of expenses
       by Adviser(2) ...................        0.77%          0.74%          0.76%          0.85%          0.93%        0.98%
     After reimbursement of expenses
       by Adviser(2) ...................        0.77%          0.74%          0.76%          0.85%          0.93%        0.98%
   Ratios of net investment income
      (loss) to average net assets:
     Before reimbursement of expenses
       by Adviser(2) ...................        0.40%          0.15%          0.14%          0.05%         (0.07)%       0.17%
     After reimbursement of expenses
       by Adviser(2) ...................        0.40%          0.15%          0.14%          0.05%         (0.06)%       0.17%
   Portfolio Turnover(1)................       28.63%         66.71%         31.59%         29.81%         18.65%       26.36%

-------------------------------------------
(1) Not Annualized.
(2) Annualized.
(a) Montag & Caldwell Growth Fund - Class I commenced investment operations on June 28, 1996.
(b) Represents less than $.01 per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND - CLASS N            APRIL 30, 2001
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND - CLASS N

                                          SIX MONTHS
                                             ENDED         YEAR           YEAR           YEAR           YEAR        PERIOD
                                           04/30/01        ENDED          ENDED          ENDED          ENDED       ENDED
                                          (UNAUDITED)    10/31/00       10/31/99       10/31/98       10/31/97     10/31/96
                                         ------------  ------------   ------------   ------------   ------------  -----------
Net Asset Value, Beginning of Period .   $     30.86     $  27.71      $   23.06       $  19.73       $  16.17     $  12.90
                                         -----------   ----------      ---------       --------       --------     --------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss).....         (0.01)       (0.06)         (0.06)         (0.02)          0.08         0.11
     Net realized and unrealized
       gain (loss) on investments ....         (3.74)        5.21           6.14           4.73           3.91         3.34
                                         -----------   ----------      ---------       --------       --------     --------
Total from investment operations .....         (3.75)        5.15           6.08           4.71           3.99         3.45
                                         -----------   ----------      ---------       --------       --------     --------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
        of net investment income .....            --           --             --          (0.01)         (0.09)       (0.11)
     Distributions from net realized
        gain on investments ..........         (3.08)       (2.00)         (1.43)         (1.37)         (0.34)       (0.07)
                                         -----------   ----------      ---------       --------       --------     --------
Total distributions ..................         (3.08)       (2.00)         (1.43)         (1.38)         (0.43)       (0.18)
                                         -----------   ----------      ---------       --------       --------     --------
Net increase (decrease) in net asset value     (6.83)        3.15           4.65           3.33           3.56         3.27
                                         -----------   ----------      ---------       --------       --------     --------
Net Asset Value, End of Period........   $     24.03   $    30.86      $   27.71       $  23.06       $  19.73     $  16.17
                                         ===========   ==========      =========       ========       ========     ========
TOTAL RETURN(1).......................        (12.69)%      19.62%         27.71%         25.43%         25.16%       26.98%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's)   $   524,649   $  542,436      $ 490,189       $367,666       $274,608     $205,133
  Ratios of expenses to average net assets:
  Before reimbursement of expenses
    by Adviser(2) ....................          1.08%        1.07%          1.06%          1.08%          1.12%        1.15%
  After reimbursement of expenses
    by Adviser(2) ....................          1.08%        1.07%          1.06%          1.08%          1.07%(3)     1.00%
  Ratios of net investment income
    (loss) to average net assets:
  Before reimbursement of expenses
    by Adviser(2) ....................         (0.07)%      (0.18)%        (0.25)%        (0.11)%         0.36%        0.62%
  After reimbursement of expenses
    by Adviser(2) ....................         (0.07)%      (0.18)%        (0.25)%        (0.11)%         0.41%        0.77%
  Portfolio Turnover(1) ..............         11.25%       25.73%         28.93%         34.21%         30.58%       25.48%

---------------------------------------------
(1) Not Annualized.
(2) Annualized.
(3) The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 1.00% to 1.10% on February 28, 1997.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND - CLASS I            APRIL 30, 2001
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND - CLASS I

                                                                                                      SIX MONTHS
                                                                                                         ENDED       PERIOD
                                                                                                       04/30/01      ENDED
                                                                                                      (UNAUDITED)  10/31/00(A)
                                                                                                     ------------  -----------
Net Asset Value, Beginning of Period ............................................................     $   30.89      $  28.60
                                                                                                      ---------      --------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ......................................................................          0.02           --
     Net realized and unrealized gain (loss) on investments......................................         (3.75)        2.29
                                                                                                      ---------      -------
Total from investment operations.................................................................         (3.73)        2.29
                                                                                                      ---------      -------
LESS DISTRIBUTIONS:
Distributions from and in excess of net investment income .......................................            --           --
Distributions from net realized gain on investments .............................................         (3.08)          --
                                                                                                      ---------      -------
Total distributions..............................................................................         (3.08)          --
                                                                                                      ---------      -------
Net increase (decrease) in net asset value ......................................................         (6.81)        2.29
                                                                                                      ---------      -------
Net Asset Value, End of Period ..................................................................     $   24.08      $ 30.89
                                                                                                      =========      =======
TOTAL RETURN(1) .................................................................................        (12.61)%       8.01%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's)..........................................................     $  45,059      $50,577
   Ratios of expenses to average net assets:
      Before reimbursement of expenses by Adviser(2) ............................................          0.83%        0.83%
      After reimbursement of expenses by Adviser(2) .............................................          0.83%        0.83%
   Ratios of net investment income (loss) to average net assets:
      Before reimbursement of expenses by Adviser(2) ............................................          0.19%        0.06%
      After reimbursement of expenses by Adviser(2)                                                        0.19%        0.06%
   Portfolio Turnover(1).........................................................................         11.25%       25.73%

---------------------------------------------
(1) Not Annualized.
(2) Annualized.
(a) Alleghany/Chicago Trust Growth & Income Fund -- Class I commenced investment operations on July 31, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/TAMRO LARGE CAP VALUE FUND                              APRIL 30, 2001
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/TAMRO LARGE CAP VALUE FUND

                                                                                                                         PERIOD
                                                                                                                         ENDED
                                                                                                                      04/30/01(A)
                                                                                                                      (UNAUDITED)
                                                                                                                      -----------
Net Asset Value, Beginning of Period............................................................................       $   10.00
                                                                                                                       ---------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .....................................................................................            0.01
     Net realized and unrealized gain on investments............................................................            0.56
                                                                                                                       ---------
       Total from investment operations.........................................................................            0.57
                                                                                                                       ---------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income..................................................              --
     Distributions from net realized gain on invetments.........................................................              --
                                                                                                                       ---------
Total distributions.............................................................................................              --
                                                                                                                       ---------
Net increase in net asset value ................................................................................            0.57
                                                                                                                       ---------
Net Asset Value, End of Period                                                                                         $   10.57
                                                                                                                       ---------
TOTAL RETURN(1) ................................................................................................            5.70%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's).........................................................................       $   2,770
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser(2).............................................................            4.14%
     After reimbursement of expenses by Adviser(2)..............................................................            1.20%
   Ratios of net investment income (loss) to average net assets:
     Before reimbursement of expenses by Adviser(2).............................................................           (2.74)%
     After reimbursement of expenses by Adviser(2)..............................................................            0.20%
   Portfolio Turnover(1)........................................................................................           53.20%

----------------------------------------------
(1) Not Annualized.
(2) Annualized.
(a) Alleghany/TAMRO Large Cap Value Fund commenced investment operations on November 30, 2000."

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/CHICAGO TRUST TALON FUND                                APRIL 30, 2001
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/CHICAGO TRUST TALON FUND

                                          SIX MONTHS
                                             ENDED         YEAR           YEAR           YEAR           YEAR        PERIOD
                                           04/30/01        ENDED          ENDED          ENDED          ENDED       ENDED
                                          (UNAUDITED)    10/31/00       10/31/99       10/31/98       10/31/97     10/31/96
                                         ------------  ------------   ------------   ------------   ------------  -----------
Net Asset Value, Beginning of Period..   $     18.50    $   13.45      $   13.16      $   17.60      $   14.39    $   12.07
                                         -----------    ---------      ---------      ---------      ---------    ---------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss).....         (0.03)       (0.05)         (0.05)          0.07           0.11         0.04
     Net realized and unrealized gain
       (loss) on investments .........          1.69         5.25           0.34          (1.59)          4.38         3.01
                                         -----------    ---------      ---------      ---------      ---------    ---------
Total from investment operations .....          1.66         5.20           0.29          (1.52)          4.49         3.05
                                         -----------    ---------      ---------      ---------      ---------    ---------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income ......            --           --             --(a)       (0.09)         (0.09)       (0.03)
     Distributions from net realized
       gain on investments ...........         (3.31)       (0.15)            --          (2.83)         (1.19)       (0.70)
                                         -----------    ---------      ---------      ---------      ---------    ---------
Total distributions ..................         (3.31)       (0.15)            --          (2.92)         (1.28)       (0.73)
                                         -----------    ---------      ---------      ---------      ---------    ---------
Net increase (decrease) in net asset value     (1.65)        5.05           0.29          (4.44)          3.21         2.32
                                         -----------    ---------      ---------      ---------      ---------    ---------
Net Asset Value, End of Period........   $     16.85    $   18.50      $   13.45      $   13.16      $   17.60    $   14.39
                                         ===========    =========      =========      =========      =========    =========
TOTAL RETURN(1).......................         11.01%       39.07%          2.32%        (10.54)%        33.47%       26.51%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's)     $ 32,815     $ 26,389       $ 17,586      $  22,728      $  28,460    $  17,418
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
       by Adviser(2) .................          1.41%        1.48%          1.50%          1.46%          1.67%        1.98%
     After reimbursement of expenses
       by Adviser(2) .................          1.30%        1.30%          1.30%          1.30%          1.30%        1.30%
   Ratios of net investment income
       (loss) to average net assets:
     Before reimbursement of expenses
        by Adviser(2) ................         (0.51)%      (0.51)%        (0.50)%         0.30%          0.34%       (0.38)%
     After reimbursement of expenses
        by Adviser(2) ................         (0.40)%      (0.33)%        (0.30)%         0.46%          0.71%        0.30%
   Portfolio Turnover(1)..............         44.65%      108.61%        101.44%         78.33%        112.72%      126.83%

----------------------------------------------
(1)  Not Annualized.
(2)  Annualized.
(a)  Represents less than $.01 per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND                          APRIL 30, 2001
FINANCIAL HIGHLIGHTS

ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND

                                                                        SIX MONTHS
                                                                           ENDED          YEAR           YEAR        PERIOD
                                                                         04/30/01         ENDED          ENDED       ENDED
                                                                        (UNAUDITED)     10/31/00       10/31/99    10/31/98(A)
                                                                       ------------   ------------   ------------ ------------
Net Asset Value, Beginning of Period .............................      $   22.51      $   16.60      $   8.62      $  10.00
                                                                        ---------      ---------      --------      --------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss..........................................          (0.07)         (0.14)        (0.08)          --(b)
     Net realized and unrealized gain (loss) on investments.......           0.73           8.42          8.06         (1.38)
                                                                        ---------      ---------      --------      --------
       Total from investment operations...........................           0.66           8.28          7.98         (1.38)
                                                                        ---------      ---------      --------      --------
   LESS DISTRIBUTIONS:
Distributions from net realized gain on investments...............          (3.11)         (2.37)           --            --
                                                                        ---------      ---------      --------      --------
       Total distributions........................................          (3.11)         (2.37)           --            --
                                                                        ---------      ---------      --------      --------
Net increase (decrease) in net asset value .......................          (2.45)          5.91          7.98         (1.38)
                                                                        ---------      ---------      --------      --------
Net Asset Value, End of Period ...................................      $   20.06      $   22.51      $  16.60      $   8.62
                                                                        =========      =========      ========      ========
TOTAL RETURN(1) ..................................................           2.78%         53.35%        92.92%       (13.80)%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's)...........................      $ 247,060      $ 182,806      $ 57,282      $ 12,674
   Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser(2)....................           1.44%          1.46%         1.58%         1.54%
After reimbursement of expenses by Adviser(2).....................           1.40%          1.40%         1.41%(3)      1.50%
   Ratios of net investment income (loss) to average net assets:
Before reimbursement of expenses by Adviser(2)....................          (0.82)%        (0.84)%       (1.05)%       (0.06)%
After reimbursement of expenses by Adviser(2).....................          (0.78)%        (0.78)%       (0.88)%       (0.02)%
   Portfolio Turnover(1)..........................................          84.12%        192.23%       204.26%       111.52%

-----------------------------------------------
(1) Not Annualized.
(2) Annualized.
(3) The Adviser fee, which affects the net expense ratio, changed from 1.50% to 1.00% on December 4, 1998.
(a) Alleghany/Veredus Aggressive Growth Fund commenced investment operations on June 30, 1998.
(b) Represents less than $0.01 per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/TAMRO SMALL CAP FUND                                    APRIL 30, 2001
FINANCIAL HIGHLIGHTS

ALLEGHANY/TAMRO SMALL CAP FUND

                                                                                                                      PERIOD
                                                                                                                      ENDED
                                                                                                                    04/30/01(A)
                                                                                                                    (UNAUDITED)
                                                                                                                    ----------
Net Asset Value, Beginning of Period............................................................................    $    10.00
                                                                                                                    ----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .....................................................................................          0.02
     Net realized and unrealized gain on investments............................................................          1.43
                                                                                                                    ----------
       Total from investment operations.........................................................................          1.45
                                                                                                                    ----------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income..................................................            --
     Distributions from net realized gain on invetments.........................................................            --
                                                                                                                    ----------
       Total distributions......................................................................................            --
                                                                                                                    ----------
Net increase in net asset value.................................................................................          1.45
                                                                                                                    ----------
Net Asset Value, End of Period..................................................................................    $    11.45
                                                                                                                    ==========
TOTAL RETURN(1).................................................................................................         14.60%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's).........................................................................    $    1,554
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser(2).............................................................          6.73%
     After reimbursement of expenses by Adviser(2)..............................................................          1.30%
   Ratios of net investment income (loss) to average net assets:
     Before reimbursement of expenses by Adviser(2).............................................................         (4.90)%
     After reimbursement of expenses by Adviser(2)..............................................................          0.53%
   Portfolio Turnover(1)........................................................................................         53.45%

(1)  Not Annualized.
(2)  Annualized.
(a)  Alleghany/TAMRO Small Cap Fund commenced investment operations on November 30, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND                      APRIL 30, 2001
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND

                                                                                           SIX MONTHS
                                                                                              ENDED         YEAR       PERIOD
                                                                                             04/30/01       ENDED      ENDED
                                                                                           (UNAUDITED)     10/31/00  10/31/99(A)
                                                                                           -----------     --------  -----------
Net Asset Value, Beginning of Period..............................................          $    10.84     $   9.18    $  10.00
                                                                                            ----------     --------    --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income .........................................................                0.05         0.06        0.04
   Net realized and unrealized gain (loss) on investments ........................                1.25         1.66       (0.85)
                                                                                            ----------     --------    --------
      Total from investment operations ...........................................                1.30         1.72       (0.81)
                                                                                            ----------     --------    --------
LESS DISTRIBUTIONS:
   Distributions from and in excess of net investment income .....................               (0.05)       (0.06)      (0.01)
   Distributions from net realized gain on invetments ............................               (0.47)          --          --
                                                                                            ----------     --------    --------
      Total distributions ........................................................               (0.52)       (0.06)      (0.01)
                                                                                            ----------     --------    --------
Net increase (decrease) in net asset value........................................                0.78         1.66       (0.82)
                                                                                            ----------     --------    --------
Net Asset Value, End of Period....................................................          $    11.62     $  10.84    $   9.18
                                                                                            ==========     ========    ========
TOTAL RETURN(1)...................................................................               12.53%       18.88%      (8.07)%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's)...........................................          $   38,771     $ 49,411    $ 42,478
   Ratios of expenses to average net assets:
      Before reimbursement of expenses by Adviser(2) .............................                1.49%        1.48%       1.55%
      After reimbursement of expenses by Adviser(2) ..............................                1.40%        1.40%       1.40%
   Ratios of net investment income (loss) to average net assets:
      Before reimbursement of expenses by Adviser(2)...............................               0.75%        0.48%       0.36%
      After reimbursement of expenses by Adviser(2)................................               0.83%        0.56%       0.51%
   Portfolio Turnover(1)..........................................................               57.34%      210.50%     156.55%

-------------------------------------------------
(1)   Not Annualized.
(2)   Annualized.
(a) Alleghany/Chicago Trust Small Cap Value Fund commenced investment operations on November 10, 1998.

SEE ACCOMPANYING NOTES TO~FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------
ALLEGHANY/VEREDUS SCITECH FUND                                    APRIL 30, 2001

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/VEREDUS SCITECH FUND

                                                                            SIX MONTHS
                                                                               ENDED         PERIOD
                                                                             04/30/01         ENDED
                                                                            (UNAUDITED)    10/31/00(A)
                                                                           ------------   ------------
Net Asset Value, Beginning of Period ..................................    $    8.93      $    10.00
                                                                           ---------      ----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ............................................         0.03            0.06
     Net realized and unrealized loss on investments ..................        (1.09)          (1.11)
                                                                           ---------      ----------
       Total from investment operations ...............................        (1.06)          (1.05)
                                                                           ---------      ----------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income ........        (0.06)          (0.02)
     Distributions from net realized gain on invetments ...............           --              --
                                                                           ---------      ----------
       Total distributions ............................................        (0.06)          (0.02)
                                                                           ---------      ----------
Net decrease in net asset value .......................................        (1.12)          (1.07)
                                                                           ---------      ----------
Net Asset Value, End of Period ........................................    $    7.81           $8.93
                                                                           =========      ==========
TOTAL RETURN(1) .......................................................       (11.90)%        (10.61)%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ...............................    $   2,542      $    2,696
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser(2) ...................         3.86%           6.17%
     After reimbursement of expenses by Adviser(2) ....................         1.50%           1.50%
   Ratios of net investment income (loss) to average net assets:
     Before reimbursement of expenses by Adviser(2) ...................        (1.44)%         (2.54)%
     After reimbursement of expenses by Adviser(2) ....................         0.91%           2.13%
   Portfolio Turnover(1) ..............................................       248.22%          85.98%

-------------------------------------
(1) Not Annualized.
(2) Annualized.
(a) Alleghany/Veredus SciTech Fund commenced investment operations on June 30, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------
ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND - CLASS N       APRIL 30, 2001

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND - CLASS N

                                        SIX MONTHS                  SIX           TEN                                  EIGHT
                                           ENDED       YEAR        MONTHS       MONTHS        YEAR        YEAR        MONTHS
                                         04/30/01      ENDED        ENDED        ENDED        ENDED       ENDED        ENDED
                                        (UNAUDITED)  10/31/00     10/31/99     04/30/99     06/30/98    06/30/97     06/30/96
                                        -----------  --------     --------     --------     --------    --------     --------
Net Asset Value,
   Beginning of Period ...............   $ 11.43      $ 13.37      $ 12.70     $  14.30     $  13.05     $ 12.51     $  11.73
                                         -------      -------      -------     --------     --------     -------     --------
   INCOME FROM
     INVESTMENT OPERATIONS:
     Net investment income (loss) ....     (0.01)          --         0.06        (0.02)        0.17        0.06         0.69
     Net realized and unrealized
        gain (loss) on investments ...     (0.86)       (0.73)        0.61         0.16         1.69        1.09         0.72
                                         -------      -------      -------     --------     --------     -------     --------
        Total from investment
           operations ................     (0.87)       (0.73)        0.67         0.14         1.86        1.15         1.41
                                         -------      -------      -------     --------     --------     -------     --------
   LESS DISTRIBUTIONS:
     Distributions from and
        in excess of net
        investment income ............        --        (0.08)          --           --        (0.03)         --        (0.42)
     Distributions from net
        realized gain on
        investments ..................     (4.05)       (1.13)          --        (1.74)       (0.58)      (0.61)       (0.21)
                                         -------      -------      -------     --------     --------     -------     --------
        Total distributions ..........     (4.05)       (1.21)          --        (1.74)       (0.61)      (0.61)       (0.63)
                                         -------      -------      -------     --------     --------     -------     --------
Net increase (decrease)
   in net asset value ................     (4.92)       (1.94)        0.67        (1.60)        1.25        0.54         0.78
                                         -------      -------      -------     --------     --------     -------     --------
Net Asset Value, End of Period .......   $  6.51      $ 11.43      $ 13.37     $  12.70     $  14.30     $ 13.05     $  12.51
                                         =======      =======      =======     ========     ========     =======     ========
TOTAL RETURN(1) ......................    (10.64)%      (6.58)%       5.35%        1.05%       15.33%       9.77%       12.33%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period
     (in 000's) ......................   $ 5,003      $ 6,019      $ 7,516     $  5,278(3)  $  6,299     $ 2,302     $  5,624
   Ratios of expenses to
     average net assets:
     Before reimbursement of
        expenses by Adviser(2) .......      1.57%        1.43%        1.41%        1.41%        1.36%       1.38%        1.35%
     After reimbursement of
        expenses by Adviser(2) .......      1.35%        1.35%        1.35%        1.41%        1.36%       1.38%        1.35%
   Ratios of net investment
     income (loss) to average
     net assets:
     Before reimbursement of
        expenses by Adviser(2) .......     (0.37)%      (0.12)%       0.95%       (0.21)%      1.31%        0.52%        1.04%
     After reimbursement of
        expenses by Adviser(2) .......     (0.15)%      (0.04)%       1.01%       (0.21)%      1.31%        0.52%        1.04%
   Portfolio Turnover(1) .............     38.38%       50.86%       28.91%       36.00%       60.00%      77.00%       60.00%

------------------------------------
(1) Not Annualized.
(2) Annualized.
(3) Net assets at end of period do not reflect Class A, B, or C net assets prior to April 30, 1999.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND - CLASS I       APRIL 30, 2001

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND - CLASS I

                                          SIX MONTHS                  SIX           TEN                                  EIGHT
                                             ENDED        YEAR       MONTHS       MONTHS        YEAR         YEAR       MONTHS
                                           04/30/01       ENDED       ENDED        ENDED        ENDED        ENDED       ENDED
                                          (UNAUDITED)   10/31/00    10/31/99     04/30/99     06/30/98     06/30/97    06/30/96
                                          -----------   --------    --------     --------     --------     --------    --------
Net Asset Value,
   Beginning of Period ...................  $   11.47    $   13.40   $   12.70   $   14.32   $   13.12    $  12.54    $   11.74
                                            ---------    ---------   ---------   ---------   ---------    --------    ---------
   INCOME FROM
     INVESTMENT OPERATIONS:
     Net investment income                         --         0.05        0.08          --        0.16        0.10         0.72
     Net realized and unrealized
        gain (loss) on investments .......      (0.87)       (0.75)       0.62        0.17        1.73        1.09         0.72
                                            ---------    ---------   ---------   ---------   ---------    --------    ---------
        Total from investment
          operations .....................      (0.87)       (0.70)       0.70        0.17        1.89        1.19         1.44
                                            ---------    ---------   ---------   ---------   ---------    --------    ---------
   LESS DISTRIBUTIONS:
     Distributions from and
        in excess of net
        investment income ................         --        (0.10)         --       (0.05)      (0.11)         --        (0.43)
     Distributions from net
        realized gain on
        investments ......................      (4.05)       (1.13)         --       (1.74)      (0.58)      (0.61)       (0.21)
                                            ---------    ---------   ---------   ---------   ---------    --------    ---------
        Total distributions ..............      (4.05)       (1.23)         --       (1.79)      (0.69)      (0.61)       (0.64)
                                            ---------    ---------   ---------   ---------   ---------    --------    ---------
Net increase (decrease)
   in net asset value ....................      (4.92)       (1.93)       0.70       (1.62)       1.20        0.58         0.80
                                            ---------    ---------   ---------   ---------   ---------    --------    ---------
Net Asset Value, End of Period ...........  $    6.55    $   11.47   $   13.40   $   12.70   $   14.32    $  13.12    $   12.54
                                            =========    =========   =========   =========   =========    ========    =========
TOTAL RETURN(1) ..........................     (10.58)%      (6.28)%      5.51%       1.31%      15.69%      10.07%       12.54%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period
     (in 000's) ..........................  $  31,186    $  38,169   $  97,067   $ 101,084   $ 122,126    $ 94,044    $  70,207
   Ratios of expenses to
     average net assets:
     Before reimbursement of
        expenses by Adviser(2) ...........       1.32%        1.18%       1.16%       1.16%       1.11%       1.13%        1.10%
     After reimbursement of
        expenses by Adviser(2) ...........       1.10%        1.10%       1.10%       1.16%       1.11%       1.13%        1.10%
   Ratios of net investment
     income (loss) to average net assets:
     Before reimbursement of
        expenses by Adviser(2) ...........      (0.12)%       0.13%       1.20%       0.04%       1.20%       0.85%        0.81%
     After reimbursement of
        expenses by Adviser(2) ...........       0.10%        0.21%       1.26%       0.04%       1.20%       0.85%        0.81%
   Portfolio Turnover(1) .................      38.38%       50.86%      28.91%      36.00%      60.00%      77.00%       60.00%

------------------------------------
(1) Not Annualized.
(2) Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND - CLASS N              APRIL 30, 2001

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND - CLASS N

                                            SIX MONTHS                  SIX        TEN                                  EIGHT
                                               ENDED       YEAR        MONTHS     MONTHS        YEAR        YEAR        MONTHS
                                             04/30/01      ENDED        ENDED     ENDED        ENDED       ENDED        ENDED
                                            (UNAUDITED)  10/31/00     10/31/99   04/30/99     06/30/98    06/30/97     06/30/96
                                            ----------   ---------    --------   ---------   ---------    ---------    ---------
Net Asset Value,
   Beginning of Period ...............      $    9.86    $   10.75   $   10.42   $   10.14   $   13.95    $  12.63    $   11.24
                                            ---------    ---------   ---------   ---------   ---------    --------    ---------
   INCOME FROM
     INVESTMENT OPERATIONS:
     Net investment income ...........           0.05         0.05        0.05        0.05        0.09          --         0.02
     Net realized and unrealized
        gain (loss) on investments ...          (0.78)       (0.92)       0.28        0.23       (3.90)       1.32         1.40
                                            ---------    ---------   ---------   ---------   ---------    --------    ---------
        Total from investment
           operations ................          (0.73)       (0.87)       0.33        0.28       (3.81)       1.32         1.42
                                            ---------    ---------   ---------   ---------   ---------    --------    ---------
   LESS DISTRIBUTIONS:
     Distributions from and
        in excess of net
        investment income ............          (0.02)       (0.02)         --          --          --          --        (0.03)
     Distributions from net
        realized gain on
        investments ..................          (0.06)          --          --          --          --          --           --
                                            ---------    ---------   ---------   ---------   ---------    --------    ---------
        Total distributions ..........          (0.08)       (0.02)         --          --          --          --        (0.03)
                                            ---------    ---------   ---------   ---------   ---------    --------    ---------
Net increase (decrease)
   in net asset value ................          (0.81)       (0.89)       0.33        0.28       (3.81)       1.32         1.39
                                            ---------    ---------   ---------   ---------   ---------    --------    ---------
Net Asset Value, End of Period .......      $    9.05    $    9.86   $   10.75   $   10.42   $   10.14    $  13.95    $   12.63
                                            =========    =========   =========   =========   =========    ========    =========
TOTAL RETURN(1) ......................          (7.44)%      (8.25)%      3.26%       2.76%     (27.31)%     10.45%       12.70%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period
     (in 000's) ......................      $   1,784    $   1,795   $   1,729   $     961(3) $  1,339    $    117    $     368
   Ratios of expenses to
     average net assets:
     Before reimbursement of
        expenses by Adviser(2) .......           2.18%        1.97%       2.07%       1.68%       1.65%       1.69%        1.61%
     After reimbursement of
        expenses by Adviser(2) .......           1.60%        1.60%       1.60%       1.68%       1.65%       1.69%        1.61%
   Ratios of net investment
     income (loss) to average
     net assets:
     Before reimbursement of
        expenses by Adviser(2) .......           0.60%       (0.01)%      0.41%       0.69%       0.81%       0.02%        0.18%
     After reimbursement of
        expenses by Adviser(2) .......           1.18%        0.36%       0.88%       0.69%       0.81%       0.02%        0.18%
   Portfolio Turnover(1) .............          17.25%       42.02%      46.93%      38.00%      52.00%      74.00%       74.00%

------------------------------------
(1) Not Annualized.
(2) Annualized.
(3) Net assets at end of period do not reflect Class A, B, or C net assets prior to April 30, 1999.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND - CLASS I              APRIL 30, 2001

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND - CLASS I

                                           SIX MONTHS                 SIX           TEN                                  EIGHT
                                              ENDED       YEAR       MONTHS       MONTHS        YEAR         YEAR       MONTHS
                                            04/30/01      ENDED       ENDED        ENDED        ENDED        ENDED       ENDED
                                           (UNAUDITED)  10/31/00    10/31/99     04/30/99     06/30/98     06/30/97    06/30/96
                                           -----------  --------    ---------    --------     --------     --------    --------
Net Asset Value,
   Beginning of Period. ..............      $    9.87    $   10.79   $   10.43   $   10.18   $   13.96    $  12.66    $   11.27
                                            ---------    ---------   ---------   ---------   ---------    --------    ---------
   INCOME FROM
     INVESTMENT OPERATIONS:
     Net investment income ...........           0.06         0.09        0.06        0.06        0.06        0.06         0.03
     Net realized and unrealized
        gain (loss) ..................          (0.76)       (0.97)       0.30        0.23       (3.84)       1.30         1.40
                                            ---------    ---------   ---------   ---------   ---------    --------    ---------
        Total from investment
           operations ................          (0.70)       (0.88)       0.36        0.29       (3.78)       1.36         1.43
                                            ---------    ---------   ---------   ---------   ---------    --------    ---------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
        of net investment income .....          (0.05)       (0.04)         --       (0.03)         --       (0.06)       (0.04)
     Distributions from net realized
        gain on investments ..........          (0.06)          --          --          --          --         --            --
     Return of capital distributions .             --           --          --       (0.01)         --         --            --
                                            ---------    ---------   ---------   ---------   ---------    --------    ---------
        Total distributions ..........          (0.11)       (0.04)         --       (0.04)         --       (0.06)       (0.04)
                                            ---------    ---------   ---------   ---------   ---------    --------    ---------
Net increase (decrease)
   in net asset value ................          (0.81)       (0.92)       0.36        0.25       (3.78)       1.30         1.39
                                            ---------    ---------   ---------   ---------   ---------    --------    ---------
Net Asset Value, End of Period .......      $    9.06    $    9.87   $   10.79   $   10.43   $   10.18    $  13.96    $   12.66
                                            =========    =========   =========   =========   =========    ========    =========
TOTAL RETURN(1) ......................          (7.27)%      (8.18)%      3.45%       2.98%     (27.08)%     10.85%       12.70%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period
     (in 000's) ......................      $  11,037    $  11,685   $  16,579   $  18,043   $  24,251    $ 52,703    $ 80,545
   Ratios of expenses to
     average net assets:
     Before reimbursement of
        expenses by Adviser(2) .......           1.93%        1.72%       1.82%       1.43%      1.39%        1.45%       1.35%
     After reimbursement of
        expenses by Adviser(2) .......           1.35%        1.35%       1.35%       1.43%      1.39%        1.45%       1.35%
   Ratios of net investment
     income to average net assets:
     Before reimbursement of
        expenses by Adviser(2) .......           0.85%        0.24%       0.66%       0.94%      0.52%        0.45%       0.84%
     After reimbursement of
        expenses by Adviser(2) .......           1.43%        0.61%       1.13%       0.94%      0.52%        0.45%       0.84%
   Portfolio Turnover(1) .............          17.25%       42.02%      46.93%      38.00%     52.00%       74.00%      74.00%

------------------------------------
(1) Not Annualized.
(2) Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/MONTAG & CALDWELL BALANCED FUND - CLASS N               APRIL 30, 2001

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/MONTAG & CALDWELL BALANCED FUND - CLASS N

                                            SIX MONTHS
                                               ENDED        YEAR        YEAR        YEAR        YEAR         YEAR
                                             04/30/01       ENDED       ENDED       ENDED       ENDED       ENDED
                                            (UNAUDITED)   10/31/00    10/31/99    10/31/98    10/31/97     10/31/96
                                           ------------  ----------  ---------- ----------- ------------ -----------
Net Asset Value, Beginning of Period .....  $   18.61    $   19.41   $   17.60   $   16.01   $   14.29    $  12.12
                                            ---------    ---------   ---------   ---------   ---------    --------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ...............       0.18         0.37        0.29        0.27        0.25        0.27
     Net realized and unrealized
       gain (loss) on investments ........      (0.88)        0.06        2.73        1.97        2.93        2.17
                                            ---------    ---------   ---------   ---------   ---------    --------
       Total from investment operations ..      (0.70)        0.43        3.02        2.24        3.18        2.44
                                            ---------    ---------   ---------   ---------   ---------    --------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income ..........      (0.19)       (0.35)      (0.27)      (0.27)      (0.25)      (0.27)
     Distributions from net realized
       gain on investments ...............      (0.62)       (0.88)      (0.94)      (0.38)      (1.21)         --
                                            ---------    ---------   ---------   ---------   ---------    --------
       Total distributions ...............      (0.81)       (1.23)      (1.21)      (0.65)      (1.46)      (0.27)
                                            ---------    ---------   ---------   ---------   ---------    --------
Net increase (decrease)in net asset value       (1.51)       (0.80)       1.81        1.59        1.72        2.17
                                            ---------    ---------   ---------   ---------   ---------    --------
Net Asset Value, End of Period ...........  $   17.10    $   18.61   $   19.41   $   17.60   $   16.01    $  14.29
                                            =========    =========   =========   =========   =========    ========
TOTAL RETURN(1) ..........................      (3.89)%       2.05%      17.83%      14.46%      24.26%      20.37%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ..  $ 145,042    $ 162,896   $ 160,286   $ 158,398   $  82,719    $ 31,473
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
       by Adviser(2) .....................       1.12%        1.13%       1.14%       1.18%       1.33%       1.58%
     After reimbursement of expenses
       by Adviser(2) .....................       1.12%        1.13%       1.14%       1.18%       1.25%       1.25%
   Ratios of net investment income
     to average net assets:
     Before reimbursement of expenses
       by Adviser(2) .....................       2.00%        1.93%       1.54%       1.67%       1.70%       1.83%
     After reimbursement of expenses
       by Adviser(2) .....................       2.00%        1.93%       1.54%       1.67%       1.78%       2.16%
   Portfolio Turnover(1) .................      19.43%       54.51%      34.79%      59.02%      28.13%      43.58%

--------------------------------
(1) Not Annualized.
(2) Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/MONTAG & CALDWELL BALANCED FUND - CLASS I               APRIL 30, 2001

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/MONTAG & CALDWELL BALANCED FUND - CLASS I

                                                                                       SIX MONTHS
                                                                                          ENDED          YEAR          PERIOD
                                                                                        04/30/01         ENDED          ENDED
                                                                                       (UNAUDITED)     10/31/00      10/31/99(A)
                                                                                      ------------   ------------   ------------
Net Asset Value, Beginning of Period .....................................            $      18.62   $      19.42   $      18.36
                                                                                      ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ...............................................                    0.20           0.39           0.25
     Net realized and unrealized gain (loss) on investments ..............                   (0.88)          0.09           1.03
                                                                                      ------------   ------------   ------------
       Total from investment operations ..................................                   (0.68)          0.48           1.28
                                                                                      ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income ...........                   (0.21)         (0.40)         (0.22)
     Distributions from net realized gain on investments .................                   (0.62)         (0.88)            --
                                                                                      ------------   ------------   ------------
       Total distributions ...............................................                   (0.83)         (1.28)         (0.22)
                                                                                      ------------   ------------   ------------
Net increase (decrease)in net asset value ................................                   (1.51)         (0.80)          1.06
                                                                                      ------------   ------------   ------------
Net Asset Value, End of Period ...........................................            $      17.11   $      18.62   $      19.42
                                                                                      ============   ============   ============
TOTAL RETURN(1) ..........................................................                   (3.76)%         2.31%          6.98%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ..................................            $    176,005   $    174,795   $     90,906
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser(2) ......................                    0.87%          0.88%          0.91%
     After reimbursement of expenses by Adviser(2) .......................                    0.87%          0.88%          0.91%
   Ratios of net investment income (loss) to average net assets:
     Before reimbursement of expenses by Adviser(2) ......................                    2.25%          2.19%          1.77%
     After reimbursement of expenses by Adviser(2) .......................                    2.25%          2.19%          1.77%
   Portfolio Turnover(1) .................................................                   19.43%         54.51%         34.79%

--------------------------------------------
(1) Not Annualized.
(2) Annualized.
(a) Montag & Caldwell Balanced Fund -- Class I commenced investment operations on December 31, 1998.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/CHICAGO TRUST BALANCED FUND                             APRIL 30, 2001
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/CHICAGO TRUST BALANCED FUND

                                          SIX MONTHS
                                             ENDED         YEAR           YEAR           YEAR           YEAR        PERIOD
                                           04/30/01        ENDED          ENDED          ENDED          ENDED       ENDED
                                          (UNAUDITED)    10/31/00       10/31/99       10/31/98       10/31/97     10/31/96
                                         ------------  ------------   ------------   ------------   ------------  -----------
Net Asset Value, Beginning of Period ...   $   14.23     $   13.04       $  12.03      $   11.06      $    9.60      $  8.43
                                           ---------     ---------       --------      ---------      ---------      -------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income ..............        0.14          0.29           0.27           0.27           0.28         0.27
    Net realized and unrealized gain
      (loss) on investments ............       (1.05)         1.57           1.71           1.65           1.60         1.16
                                           ---------     ---------       --------      ---------      ---------      -------
      Total from investment operations .       (0.91)         1.86           1.98           1.92           1.88         1.43
                                           ---------     ---------       --------      ---------      ---------      -------
  LESS DISTRIBUTIONS:
    Distributions from and in excess
      of net investment income .........       (0.14)        (0.30)         (0.26)         (0.27)         (0.28)       (0.26)
    Distributions from net realized
      gain on investments ..............       (1.01)        (0.37)         (0.71)         (0.68)         (0.14)          --
                                           ---------     ---------       --------      ---------      ---------      -------
      Total distributions ..............       (1.15)        (0.67)         (0.97)         (0.95)         (0.42)       (0.26)
                                           ---------     ---------       --------      ---------      ---------      -------
Net increase (decrease) in net asset value     (2.06)         1.19           1.01           0.97           1.46         1.17
                                           ---------     ---------       --------      ---------      ---------      -------
Net Asset Value, End of Period .........  $    12.17    $    14.23    $     13.04    $     12.03     $    11.06   $     9.60
                                          ==========    ==========    ===========    ===========     ==========   ==========

TOTAL RETURN(1)                                (6.56)%       14.82%         17.26%         18.50%         20.10%       17.21%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's)   $  291,113    $  321,226    $   294,426    $   219,362     $  187,993   $  156,703
   Ratios of expenses to average net assets:
   Before reimbursement of expenses
     by Adviser(2) .....................        1.05%         1.05%          1.06%          1.08%          1.13%        1.17%
   After reimbursement of expenses
     by Adviser(2) .....................        1.05%         1.05%          1.06%          1.08%          1.07%(3)     1.00%
   Ratios of net investment income
     to average net assets:
   Before reimbursement of expenses
     by Adviser(2) .....................        2.21%         2.17%          2.13%          2.30%          2.70%        2.79%
   After reimbursement of expenses
     by Adviser(2) .....................        2.21%         2.17%          2.13%          2.30%          2.76%        2.96%
Portfolio Turnover(1) ..................       19.64%        29.00%         25.05%         40.28%         34.69%       34.29%


----------------------------------------
(1) Not Annualized.
(2) Annualized.
(3) The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 1.00% to 1.10% on February 28, 1997.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/CHICAGO TRUST BOND FUND - CLASS N                       APRIL 30, 2001

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/CHICAGO TRUST BOND FUND - CLASS N

                                          SIX MONTHS
                                             ENDED         YEAR           YEAR           YEAR           YEAR        YEAR
                                           04/30/01        ENDED          ENDED          ENDED          ENDED       ENDED
                                          (UNAUDITED)    10/31/00       10/31/99       10/31/98       10/31/97     10/31/96
                                         ------------  ------------   ------------   ------------   ------------  -----------
Net Asset Value, Beginning of Period       $    9.73     $    9.71       $  10.27      $   10.13      $   9.89       $  9.94
                                           ---------     ---------       --------      ---------      ---------      -------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                      0.32          0.66           0.61           0.60           0.61         0.60
     Net realized and unrealized gain
       (loss) on investments                    0.24            --          (0.51)          0.15           0.23        (0.05)
                                           ---------     ---------       --------      ---------      ---------      -------
       Total from investment operations         0.56          0.66           0.10           0.75           0.84         0.55
                                           ---------     ---------       --------      ---------      ---------      -------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income                (0.34)        (0.64)         (0.61)         (0.61)         (0.60)       (0.60)
     Distributions from net realized
       gain on investments                        --            --          (0.05)            --             --           --
                                           ---------     ---------       --------      ---------      ---------      -------
       Total distributions                     (0.34)        (0.64)         (0.66)         (0.61)         (0.60)       (0.60)
                                           ---------     ---------       --------      ---------      ---------      -------
Net increase (decrease) in net asset value      0.22          0.02          (0.56)          0.14           0.24        (0.05)
                                           ---------     ---------       --------      ---------      ---------      -------
Net Asset Value, End of Period             $    9.95     $    9.73       $   9.71      $   10.27      $   10.13      $  9.89
                                           =========     =========       ========      =========      =========      =======
TOTAL RETURN(1)                                 5.78%         6.98%          1.02%          7.66%          8.84%        5.76%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's)    $ 131,389     $ 104,960       $133,408      $ 160,561      $ 120,532      $79,211
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
       by Adviser(2)                            0.95%         0.95%          0.93%          0.96%          1.02%       1.10%
     After reimbursement of expenses
       by Adviser(2)                            0.74%         0.76%(3)       0.80%          0.80%          0.80%       0.80%
   Ratios of net investment income
     to average net assets:
     Before reimbursement of expenses
       by Adviser(2)                            6.33%         6.53%          5.91%          5.79%          6.02%       5.89%
     After reimbursement of expenses
       by Adviser(2)                            6.54%         6.72%          6.04%          5.95%          6.24%       6.19%
   Portfolio Turnover(1)                       27.34%        39.27%         49.83%         45.29%         17.76%      41.75%

---------------------------------------------
(1) Not Annualized.
(2) Annualized.
(3) The Adviser's expense Reimbursement Level, which affects the net expense ratio, changed from 0.80% to 0.74% on February 15, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/CHICAGO TRUST BOND FUND - CLASS I                       APRIL 30, 2001
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/CHICAGO TRUST BOND FUND - CLASS I

                                                                                       SIX MONTHS
                                                                                          ENDED         YEAR
                                                                                         04/30/01       ENDED
                                                                                       (UNAUDITED)   10/31/00(A)
                                                                                      ------------  ------------
Net Asset Value, Beginning of Period..........................................          $   9.73     $   9.64
                                                                                        --------     --------
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                                                                  0.34         0.17
     Net realized and unrealized gain on investments                                        0.23         0.09
                                                                                        --------     --------
       Total from investment operations.......................................              0.57         0.26
                                                                                        --------     --------
LESS DISTRIBUTIONS:
  Distributions from and in excess of net investment income                                (0.35)       (0.17)
  Distributions from net realized gain on investments                                         --           --
                                                                                        --------     --------
    Total distributions.......................................................             (0.35)       (0.17)
                                                                                        --------     --------
Net increase in net asset value...............................................              0.22         0.09
                                                                                        --------     --------
Net Asset Value, End of Period................................................          $   9.95     $   9.73
                                                                                        ========     ========
TOTAL RETURN(1)...............................................................              5.91%        2.70%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's) .......................................          $ 58,089     $ 49,432
  Ratios of expenses to average net assets:
    Before reimbursement of expenses by Adviser(2) ...........................              0.70%        0.70%
    After reimbursement of expenses by Adviser(2) ............................              0.49%        0.51%
   Ratios of net investment income to average net assets:
     Before reimbursement of expenses by Adviser(2) ..........................              6.58%        6.78%
     After reimbursement of expenses by Adviser(2) ...........................              6.79%        6.97%
Portfolio Turnover(1)..........................................................            27.34%       39.27%

-------------------------------------------------
(1) Not Annualized.
(2) Annualized.
(a) Alleghany/Chicago Trust Bond Fund -- Class I commenced investment operations on July 31, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND                       APRIL 30, 2001
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND


                                          SIX MONTHS
                                             ENDED         YEAR           YEAR           YEAR           YEAR        PERIOD
                                           04/30/01        ENDED          ENDED          ENDED          ENDED       ENDED
                                          (UNAUDITED)    10/31/00       10/31/99       10/31/98       10/31/97     10/31/96
                                         ------------  ------------   ------------   ------------   ------------  -----------
Net Asset Value, Beginning of Period ...   $   9.92     $   9.73        $  10.36       $  10.19       $  10.06       $ 10.08
                                           --------     --------        --------       --------       --------       -------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income ..............       0.24         0.48            0.46           0.44           0.38          0.38
    Net realized and unrealized gain
      (loss) on investments ............       0.17         0.21           (0.63)          0.17           0.12         (0.02)
                                           --------     --------        --------       --------       --------       -------
      Total from investment operations .       0.41         0.69           (0.17)          0.61           0.50          0.36
                                           --------     --------        --------       --------       --------       -------
  LESS DISTRIBUTIONS:
    Distributions from and in excess
      of net investment income .........      (0.24)       (0.50)          (0.46)         (0.44)         (0.37)        (0.38)
                                           --------     --------        --------       --------       --------       -------
      Total distributions...............      (0.24)       (0.50)          (0.46)         (0.44)         (0.37)        (0.38)
                                           --------     --------        --------       --------       --------       -------
Net increase (decrease) in net asset value     0.17         0.19           (0.63)          0.17           0.13         (0.02)
                                           --------     --------        --------       --------       --------       -------
Net Asset Value, End of Period .........   $  10.09     $   9.92        $   9.73       $  10.36       $  10.19       $ 10.06
                                           ========     ========        ========       ========       ========       =======
TOTAL RETURN(1) ........................       4.17%        7.30%          (1.77)%         6.17%          5.13%         3.59%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's)     $ 20,436    $  18,903       $  17,219       $ 13,210       $ 12,379       $11,186
  Ratios of expenses to average net assets:
    Before reimbursement of expenses
      by Adviser(2) ....................       1.12%        1.17%           1.20%          1.41%          1.64%         1.53%
    After reimbursement of expenses
      by Adviser(2) ....................       0.10%        0.10%           0.10%          0.35%(3)       0.90%         0.90%
  Ratios of net investment income
     to average net assets:
  Before reimbursement of expenses
    by Adviser(2) ......................       3.81%        3.82%           3.45%          3.22%          3.00%         3.11%
  After reimbursement of expenses
    by Adviser(2) ......................       4.83%        4.89%           4.55%          4.28%          3.74%         3.74%
Portfolio Turnover(1) ..................      31.62%       91.58%          22.83%         34.33%         16.19%        27.47%

-------------------------------------------
(1) Not Annualized.
(2) Annualized.
(3) The Advisor's expense reimbursement level, which affects the net expense ratio, changed from 0.90% to 0.10% on February 27, 1998.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND                         APRIL 30, 2001
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND

                                          SIX MONTHS
                                             ENDED         YEAR           YEAR           YEAR           YEAR        PERIOD
                                           04/30/01        ENDED          ENDED          ENDED          ENDED       ENDED
                                          (UNAUDITED)    10/31/00       10/31/99       10/31/98       10/31/97     10/31/96
                                         ------------  ------------   ------------   ------------   ------------  -----------
Net Asset Value, Beginning of Period ...   $   1.00     $   1.00        $   1.00       $   1.00       $   1.00       $  1.00
                                           --------     --------        --------       --------       --------       -------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income ..............       0.03         0.06            0.05           0.05           0.05          0.05
                                           --------     --------        --------       --------       --------       -------
    Less distributions from
       net investment income ...........      (0.03)       (0.06)          (0.05)         (0.05)         (0.05)        (0.05)
                                           --------     --------        --------       --------       --------       -------
Net Asset Value, End of Period .........   $   1.00     $   1.00        $   1.00       $   1.00       $   1.00       $  1.00
                                           ========     ========        ========       ========       ========       =======
TOTAL RETURN(1) ........................       2.73%        5.90%           4.76%          5.24%          5.15%         5.14%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's)    $ 384,057    $ 359,483       $ 335,140       $281,389       $238,551      $225,536
  Ratios of expenses to average net assets:
    Before reimbursement of expenses
      by Adviser(2) ....................       0.51%        0.50%           0.51%          0.52%          0.56%         0.59%
    After reimbursement of expenses
      by Adviser(2) ....................       0.51%        0.50%           0.51%          0.51%(3)       0.50%         0.50%
  Ratios of net investment income
    to average net assets:
    Before reimbursement of expenses
      by Adviser(2) ....................       5.45%        5.72%           4.63%          5.13%          5.00%         4.93%
    After reimbursement of expenses
      by Adviser(2) ....................       5.45%        5.72%           4.63%          5.14%          5.06%         5.02%


------------------------------------
(1)  Not Annualized.
(2)  Annualized.
(3) As of February 27, 1998, the Adviser no longer waived fees or reimbursed expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
---------------

                                                                  APRIL 30, 2001

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE (A) SIGNIFICANT ACCOUNTING POLICIES: Alleghany Funds (the "Company") operates as a series company; fifteen series are covered by these financial statements: Alleghany/Montag & Caldwell Growth Fund (the "Growth Fund"), Alleghany/Chicago Trust Growth & Income Fund (the "Growth & Income Fund"), Alleghany/TAMRO Large Cap Value Fund (the "TAMRO Large Cap Value Fund"), Alleghany/Chicago Trust Talon Fund (the "Talon Fund"), Alleghany/Veredus Aggressive Growth Fund (the "Aggressive Growth Fund"), Alleghany/TAMRO~Small Cap Fund (the "TAMRO~Small Cap Fund"), Alleghany/Chicago Trust Small Cap Value Fund (the "Small Cap Value Fund"), Alleghany/Veredus SciTech Fund (the "SciTech Fund"), Alleghany/Blairlogie International Developed Fund (the "International Developed Fund"), Alleghany/Blairlogie Emerging Markets Fund (the "Emerging Markets Fund"), Alleghany/Montag & Caldwell Balanced Fund (the "M&C Balanced Fund"), Alleghany/Chicago Trust Balanced Fund (the "CT Balanced Fund"), Alleghany/Chicago Trust Bond Fund (the "Bond Fund"), Alleghany/Chicago Trust Municipal Bond Fund (the "Municipal Bond Fund") and Alleghany/Chicago Trust Money Market Fund (the "Money Market Fund") (each a "Fund" and collectively, the "Funds"). The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act") and was organized as a Delaware business trust on September 10, 1993.

The Growth Fund seeks long-term capital appreciation consistent with investments primarily in a combination of equity and convertible securities. Capital appreciation is emphasized, and generation of income is secondary. Montag & Caldwell, Inc. ("Montag & Caldwell") is the Adviser for the Fund, which commenced investment operations on November 2, 1994. The Fund offers two classes of shares: Class I (Institutional) Shares and Class N (Retail) Shares.

The Growth & Income Fund seeks long-term total return through a combination of capital appreciation and current income. In seeking to achieve its investment objective, the Fund invests primarily in common stocks, preferred stocks and convertible securities. The Chicago Trust Company ("Chicago Trust") is the Adviser for the Fund, which commenced investment operations on December 13, 1993 and Chicago Capital Management, Inc. ("CCM") is the Sub-Adviser. The Fund offers two classes of shares: Class I (Institutional) Shares and Class N (Retail) Shares.

The TAMRO Large Cap Value Fund seeks to provide long-term capital appreciation. The Fund invests primarily in common stocks of improving quality, large-capitalization U.S. companies. TAMRO Capital Partners LLC ("TAMRO") is the Adviser to the Fund, which commenced operations on November 30, 2000.

The Talon Fund seeks long-term total return through capital appreciation. The Fund invests primarily in stocks of companies believed by Talon Asset Management, Inc. ("Talon") to have prospects for long-term growth. The Fund, which commenced investment operations on September 19, 1994, may also invest in preferred stock and debt securities, including those which may be convertible into common stock. Chicago Trust is the Adviser for the Fund and Talon is the Sub-Adviser.

The Aggressive Growth Fund seeks to provide capital appreciation by investing primarily in equity securities of companies with accelerating earnings. Veredus Asset Management LLC ("Veredus") is the Adviser for the Fund, which commenced investment operations on June 30, 1998.

The TAMRO Small Cap Fund seeks to provide long-term capital appreciation. The Fund invests primarily in a blended portfolio of growth and value stocks of small-capitalization companies. The Fund may also invest in real estate investment trusts (REITs), securities outside the small-cap range and cash equivalent securities. TAMRO is the Adviser to the Fund, which commenced operations on November 30, 2000.

The Small Cap Value Fund seeks long-term total return by investing primarily in common stocks of small U.S. companies and/or real estate investment trusts (REITs). Chicago Trust is the Adviser for the Fund, which commenced investment operations on November 10, 1998. CCM is the Sub-Adviser.

The SciTech Fund seeks long-term capital appreciation by investing primarily in equity securities of science and technology companies. Veredus is the Adviser for the Fund, which commenced investment operations on June 30, 2000.

The International Developed Fund seeks long-term growth of capital through investment primarily in a diversified portfolio of international equity securities. Blairlogie Capital Management ("Blairlogie") is the Adviser for the Fund, which commenced investment operations on June 8, 1993. The Fund offers two classes of shares: Class I (Institutional) Shares and Class N (Retail) Shares.

The Emerging Markets Fund seeks long-term growth of capital with investments primarily in common stocks of companies located in emerging market countries. Blairlogie is the Adviser for the Fund, which commenced investment operations on June 1, 1993. The Fund offers two classes of shares: Class I (Institutional) Shares and Class N (Retail) Shares.

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---------------

                                                                  APRIL 30, 2001
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

The M&C Balanced Fund seeks long-term total return through investment primarily in a combination of equity, fixed income and short-term securities. The allocation between asset classes may vary in accordance with the expected rates of return of each asset class; however, primary emphasis is placed upon selection of particular investments as opposed to allocation of assets. Montag & Caldwell is the Adviser for the Fund, which commenced investment operations on November 2, 1994. The Fund offers two classes of shares: Class I (Institutional) Shares and Class N (Retail) Shares.

The CT Balanced Fund seeks growth of capital with current income. The Fund seeks to achieve this objective by holding a combination of equity and fixed income securities, including common stocks (both dividend and non-dividend paying), preferred stocks, convertible preferred stocks, fixed income securities, including bonds and bonds convertible into common stocks, and short-term interest-bearing obligations. Chicago Trust is the Adviser for the Fund, which commenced investment operations on September 21, 1995. CCM is the Sub-Adviser.

The Bond Fund seeks high current income consistent with prudent risk of capital. The Fund primarily invests in a broad range of bonds and other fixed income securities (bonds and debentures) with an average weighted portfolio maturity between three and ten years. Chicago Trust is the Adviser for the Fund, which commenced investment operations on December 13, 1993. The Fund offers two classes of shares: Class I (Institutional) Shares and Class N (Retail) Shares. CCM is the Sub-Adviser.

The Municipal Bond Fund seeks a high level of current interest income exempt from federal income taxes consistent with the conservation of capital. The Fund seeks to achieve its objective by investing substantially all of its assets in a diversified portfolio of municipal debt obligations. Chicago Trust is the Adviser for the Fund, which commenced investment operations on December 13, 1993. CCM is the Sub-Adviser.

The Money Market Fund seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The Fund seeks to achieve its objective by investing in short-term, high quality, U.S. dollar-denominated money market instruments. Chicago Trust is the Adviser for the Fund, which commenced investment operations on December 14, 1993. CCM is the Sub-Adviser.

The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

(1) SECURITY VALUATION: For the Growth Fund, the Growth & Income Fund, the TAMRO Large Cap Value Fund, the Talon Fund, the Aggressive Growth Fund, the TAMRO Small Cap Fund, the Small Cap Value Fund, the SciTech Fund, the International Developed Fund, the Emerging Markets Fund, the M&C Balanced Fund and the CT Balanced Fund, equity securities and index options traded on a national exchange and over-the-counter securities listed on the NASDAQ National Market System are valued at the last reported sales price at the close of the respective exchange. Securities for which there have been no sales on the valuation date are valued at the mean of the last reported bid and asked prices on their principal exchange. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the last quoted bid and asked prices. For the M&C Balanced Fund, the CT Balanced Fund, the Bond Fund and the Municipal Bond Fund, fixed income securities, except short-term investments, are valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securities in accordance with guidelines adopted. When fair market value quotations are not readily available, securities and other assets are valued at fair value by or under the direction of the Board of Trustees. For all Funds, short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at amortized cost, which approximates market value. Foreign securities are converted to United States dollars using exchange rates at the time the net asset value ("NAV") is computed. For the Money Market Fund, all securities are valued at amortized cost, which approximates market value. Under the amortized cost method, discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

(2) REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Fund's Adviser, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund has the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

ALLEGHANY FUNDS
---------------

                                                                  APRIL 30, 2001

NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

(3) DERIVATIVE FINANCIAL INSTRUMENTS: The Growth Fund, the Growth & Income Fund, the TAMRO Large Cap Value Fund, the Talon Fund, the Aggressive Growth Fund, the TAMRO~Small Cap Fund, the SciTech Fund, the International Developed Fund, the Emerging Markets Fund, the M&C Balanced Fund, the CT Balanced Fund, the Bond Fund and the Municipal Bond Fund are authorized to utilize derivative financial instruments. A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index. A Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of a Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract. Summarized in (4) and (5) below are specific derivative instruments used by the Funds listed above.

(4) FUTURES AND OPTIONS: A Fund may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are an imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

(5) FORWARD CURRENCY TRANSACTIONS: Forward foreign exchange contracts are used to hedge against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

(6) MORTGAGE-BACKED SECURITIES: The Growth & Income Fund, the International Developed Fund, the Emerging Markets Fund, the M&C Balanced Fund, the CT Balanced Fund, the Bond Fund and the Municipal Bond Fund may invest in mortgage-backed securities (MBS), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. Most of the securities are guaranteed by federally sponsored agencies such as Ginnie Mae, Fannie Mae or Freddie Mac. However, some securities may be issued by private, non-government corporations. MBS issued by private agencies are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations are also higher.

The Growth & Income Fund, the International Developed Fund, the Emerging Markets Fund, the M&C Balanced Fund, the CT Balanced Fund, the Bond Fund and the Municipal Bond Fund may also invest in collateralized mortgage obligations
(CMOs) and real estate mortgage investment conduits (REMICs). A CMO is a bond which is collateralized by a pool of MBS, and a REMIC is similar in form to a CMO. These MBS pools are divided into classes with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid. A planned amortization class (PAC) is a specific class of mortgages, which over its life will generally have the most stable cash flows and the lowest prepayment risk. Prepayment may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

The CT Balanced Fund and the Bond Fund may utilize interest only (IO) securities to increase the diversification of the portfolio and manage risk. An IO security is a class of MBS representing ownership in the cash flows of the interest payments made from a specified pool of MBS. The cash flow on this instrument decreases as the mortgage principal balance is repaid by the borrower.

(7) INVESTMENT INCOME AND SECURITIES TRANSACTIONS: Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income is accrued daily. Securities transactions are accounted for on the date securities are purchased or sold. The cost of securities sold is generally determined using the first-in, first-out method.

ALLEGHANY FUNDS
---------------

                                                                  APRIL 30, 2001
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

(8) FOREIGN CURRENCY: Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the statement of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(9) FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Subchapter M of the Internal Revenue Code and to distribute substantially all of their respective net taxable income. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements. The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2000, the losses amounted to $79,204 for the Aggressive Growth Fund, which will expire on October 31, 2005, $253,649 for the SciTech Fund, which will expire on October 31, 2008, $16,004,888 for the Emerging Markets Fund, which will expire between October 31, 2003 and October 31, 2006, $2,410,091 for the Bond Fund,which will expire between October 31, 2007 and October 31, 2008,and $459,794 for the Municipal Bond Fund which will expire between October 31, 2003 and October 31, 2008.

Net realized gains or losses may differ for financial and tax reporting purposes for the Talon Fund, the Aggressive Growth Fund, the Small Cap Value Fund, the International Developed Fund, the Emerging Markets Fund, the M&C Balanced Fund and the Bond Fund, primarily as a result of losses from wash sales which are not recognized for tax purposes until the corresponding shares are sold and adjustments from investments in real estate investment trusts.

(10) DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions to shareholders are recorded on the ex-dividend date.

(11) MULTI-CLASS OPERATIONS: With respect to the Growth Fund, the Growth & Income Fund, the International Developed Fund, the Emerging Markets Fund, the M&C Balanced Fund and the Bond Fund, each class offered by these Funds has equal rights as to assets. Income, non-class specific expenses and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

(12) ORGANIZATION COSTS: Certain costs incurred in connection with the Aggressive Growth Fund's organization have been capitalized and are being amortized on a straight-line basis over five years, commencing on June 30, 1998. Funds commencing operations subsequent to June 30, 1998 have had their organization costs paid by the Adviser.

(13) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE (B) DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL
GAINS: With respect to the Growth Fund, the Growth & Income Fund, the TAMRO~Large Cap Fund, the Talon Fund, the Aggressive Growth Fund, the
TAMRO Small Cap Fund, the Small Cap Value Fund, the SciTech Fund, the M&C Balanced Fund and the CT Balanced Fund, dividends from net investment income are distributed quarterly and net realized gains from investment transactions, if any, are distributed to shareholders at least annually. With respect to the International Developed Fund and the Emerging Markets Fund, dividends from net investment income and net realized gains from investment transactions, if any, are distributed to shareholders at least annually. The Bond Fund distributes net investment income to shareholders monthly and capital gains, if any, are distributed at least annually. The Municipal Bond Fund declares dividends daily and pays net investment income monthly and net realized gains, if any, at least annually. The Money Market Fund declares dividends daily from its net investment income. The Money Market Fund and Municipal Bond Fund's dividends are payable monthly and are automatically reinvested in additional Fund shares, at the month-end net asset value, for those shareholders that have elected the reinvestment option. Differences in dividends per share between classes of the Growth Fund, the Growth & Income Fund, the International Developed Fund, the Emerging Markets Fund, the M&C Balanced Fund and the Bond Fund are due to different class expenses.

Net investment income and realized gains and losses for federal income tax purposes may differ from those reported on the financial statements because of permanent book and tax basis differences.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

ALLEGHANY FUNDS
---------------

                                                                  APRIL 30, 2001
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

NOTE (C) SHARES OF BENEFICIAL INTEREST: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. At April 30, 2001, Alleghany Asset Management, Inc. owned one share of the SciTech Fund, the TAMRO Large Cap Value Fund and the TAMRO Small Cap Fund.

NOTE (D) INVESTMENT TRANSACTIONS: Aggregate purchases and proceeds from sales of investment securities (other than short-term investments) for the six months ended April 30, 2001 were:

                       AGGREGATE     PURCHASES      PROCEEDS    FROM SALES
                     U.S. GOVERNMENT   OTHER    U.S. GOVERNMENT    OTHER
                     ---------------  -------   ---------------   -------
Growth Fund .........  $        -- $670,522,988  $        -- $864,058,639
Growth & Income Fund .          --  123,730,049           --   61,300,934
TAMRO Large Cap
   Value Fund ........     183,484    3,544,455      184,463    1,033,024
Talon Fund ...........          --   18,004,049           --   14,088,379
Aggressive Growth Fund          --  235,463,934           --  173,847,994
TAMRO Small Cap Fund .          --    1,859,905           --      516,028
Small Cap Value Fund .          --   24,396,531           --   40,120,476
SciTech Fund .........          --    4,449,576           --    3,731,445
International Developed
   Fund ..............          --   15,094,969           --   19,740,801
Emerging Markets Fund           --    2,126,489           --    2,585,800
M&C Balanced Fund ....   8,672,962   53,004,223    8,182,135   52,733,878
CT Balanced Fund .....  18,549,169   39,107,393   23,940,794   37,724,760
Bond Fund ............  55,898,063   28,497,915   30,908,793   13,856,477
Municipal Bond Fund ..          --    6,370,810           --    6,082,453

NOTE (E) ADVISORY, ADMINISTRATION AND DISTRIBUTION SERVICES AGREEMENTS: Under various Advisory Agreements with the Funds, each Adviser provides investment advisory services to the Funds. The Funds will pay advisory fees at the following annual percentage rates of the average daily net assets of each Fund:
0.80% on the first $800,000,000 of average daily net assets and 0.60% of average daily net assets over $800,000,000 for the Growth Fund; 0.70% for the Growth & Income Fund; 0.80% for the TAMRO~Large Cap Value Fund; 0.80% for the Talon Fund; 1.00% for the Aggressive Growth Fund; 0.90% for the TAMRO~Small Cap Fund; 1.00% for the Small Cap Value Fund; 1.00% for the SciTech Fund; 0.85% for the International Developed Fund; 0.85% for the Emerging Markets Fund; 0.75% for the M&C Balanced Fund; 0.70% for the CT Balanced Fund; 0.55% for the Bond Fund; 0.60% for the Municipal Bond Fund; and 0.40% for the Money Market Fund. These fees are accrued daily and paid monthly.

For the one year period ending December 31, 2001, the Advisers have contractually undertaken to waive management fees and/or reimburse the Talon Fund, the Aggressive Growth Fund, the Small Cap Value Fund, the SciTech Fund the International Developed Fund (Class I and Class N), the Emerging Markets Fund (Class I and Class N), and the Bond Fund (Class I and Class N), for operating expenses which cause total expenses to exceed 1.30%, 1.40%, 1.40%, 1.50%, 1.10%, 1.35%, 1.35%, 1.60%, 0.49%, and 0.74%, respectively. For the period November 30, 2000 to December 31, 2001, the Adviser has contractually undertaken to waive management fees and/or reimburse the TAMRO Large Cap Value Fund and the TAMRO Small Cap Fund for operating expenses which cause total expenses to exceed 1.20% and 1.30%, respectively. The Advisers have voluntarily undertaken to waive management fees and/or reimburse the Growth Fund (Class I and Class N), the Growth & Income Fund (Class I and Class N), the M&C Balanced Fund (Class I and Class N), the CT Balanced Fund and the Municipal Bond Fund for operating expenses which cause total expenses to exceed 0.98%, 1.30%, 0.85%, 1.10%, 1.00%, 1.25%, 1.10%, and 0.10% respectively. The voluntary expense reimbursements may be terminated at the discretion of the Advisers.

For the six months ended April 30, 2001, the Advisers waived management fees and/or reimbursed expenses of $27,763 for the TAMRO Large Cap Value Fund, $16,904 for the Talon Fund, $39,886 for the Aggressive Growth Fund, $28,213 for the TAMRO Small Cap Fund, $18,932 for the Small Cap Value Fund, $30,132 for the SciTech Fund, $43,348 for the International Developed Fund, $36,574 for the Emerging Markets Fund, $183,909 for the Bond Fund and $102,607 for the Municipal Bond Fund.

Alleghany Investment Services, Inc. ("AIS") serves as Administrator of the Funds. For services provided, AIS receives the following fees:

     ADMINISTRATION FEES                             CUSTODY LIAISON FEES
     -------------------                             --------------------
                            AVERAGE
                            -------
FEE (% OF FUNDS' AGGREGATE  DAILY NET        ANNUAL FEE AVERAGE DAILY NET ASSETS
--------------------------  ---------        ---------- ------------------------
     DAILY NET ASSETS)       ASSETS          (PER FUND)         (PER FUND)
     -----------------       ------          ----------         ----------
          0.060          up to $2 billion     $10,000         up to $100 million
          0.050     $2 billion to $7 billion  $15,000   $100 million to $500 million
          0.045          over $7 billion      $20,000         over $500 million

PFPC Inc. ("PFPC") serves as Sub-Administrator of the Funds and receives fees, which are paid to PFPC by the Administrator. PFPC receives fees based upon the following schedule:

     SUB-ADMINISTRATION FEES       CUSTODY LIAISON FEES
     -----------------------       ---------------------

FEE (% OF FUNDS' AGGREGATE   AVERAGE DAILY       ANNUAL FEE
--------------------------   -------------       ----------
    DAILY NET ASSETS)          NET ASSETS         (PER FUND)
    -----------------          ----------         ---------
       0.045                up to $2 billion       $10,000
       0.040           $2 billion to $3 billion
       0.030           $3 billion to $8 billion
       0.025          $8 billion to $12 billion
       0.020                over $12 billion


Effective January 2, 2001, PFPC Distributors, Inc., a wholly-owned subsidiary of PFPC Inc., serves as principal underwriter and distributor of the Funds' shares. From November 1, 2000 to January 2, 2001, Provident Distributors, Inc. acted as the exclusive distributor of the Trust's shares. Pursuant to a Rule 12b-1 distribution plan (the "Plan") adopted by the Funds with respect to Class N Shares, the Growth Fund, the Growth & Income Fund,

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---------------

                                                                  APRIL 30, 2001
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

the TAMRO Large Cap Value Fund, the Talon Fund, the Aggressive Growth Fund, the TAMRO~Small Cap Fund, the Small Cap Value Fund, the SciTech Fund, the International Developed Fund, the Emerging Markets Fund, the M&C Balanced Fund, the CT Balanced Fund, the Bond Fund and the Municipal Bond Fund pay certain expenses associated with the distribution of their shares. Under the Plan, each Fund may pay actual expenses not exceeding, on an annual basis, 0.25% of each participating Fund's average daily net assets. The Class I Shares of the Growth Fund, the Growth &~Income Fund, the International Developed Fund, the Emerging Markets Fund, the M&C Balanced Fund, the Bond Fund and the Class N Shares of the Money Market Fund do not have distribution plans.

For the six months ended April 30, 2001, the class specific expenses were:

                                                           REPORTS TO
                            TRANSFER AGENT FEES       SHAREHOLDER EXPENSE
                            -------------------       -------------------
                            CLASS N     CLASS I       CLASS N     CLASS I
                            -------     -------       -------     -------
Growth Fund .............. $175,506      $  --        $57,978     $39,665
Growth & Income Fund .....   26,155         --         35,627       4,513
International Developed Fund     --         --            268       1,681
Emerging Markets Fund ....       --         --             91         535
M&C Balanced Fund ........    3,388         --          4,289       8,655
Bond Fund ................    4,736         --          1,247       2,626

Certain officers and Trustees of the Company are also officers and directors of Chicago Trust. The Company does not compensate its officers or affiliated Trustees. Effective January 1, 2001, the Company pays each unaffiliated Trustee $4,000 per Board of Trustees' meeting attended and an annual retainer of $4,000 and reimburses each unaffiliated Trustee for out-of-pocket expenses.

NOTE (F) SHAREHOLDER VOTING RESULTS (UNAUDITED): At a Special Meeting of Shareholders held on January 17, 2001:

(1) Shareholders of the Funds approved new investment advisory agreements between the Trust and each Fund as a result of the acquisition of Alleghany Asset Management, Inc. by ABN AMRO Bank N.V.

                                            VOTED FOR   VOTED AGAINST  ABSTAINED
                                            ---------   -------------  ---------
Alleghany/Montag & Caldwell Growth Fund   42,767,112.83   115,428.33  235,973.99
Alleghany/Chicago Trust
   Growth & Income Fund                   10,785,144.60    26,625.05   36,701.08
Alleghany/TAMRO Large Cap Value Fund         195,412.84           --          --
Alleghany/Chicago Trust Talon Fund           794,166.62     8,310.09    2,940.07
Alleghany/Veredus Aggressive Growth Fund 5,130,670.56 25,634.26 76,878.85 Alleghany/Chicago Trust
   Small Cap Value Fund                    3,529,441.27     2,076.01      104.39
Alleghany/TAMRO Small Cap Fund                97,267.96           --          --
Alleghany/Veredus SciTech Fund               251,154.03       272.32      299.91
Alleghany/Blairlogie
   International Developed Fund            2,529,716.27     2,052.63    6,451.70
Alleghany/Blairlogie Emerging Markets Fund   952,329.59           --    9,632.00
Alleghany/Montag & Caldwell Balanced Fund  9,078,130.24     6,372.37   27,865.45
Alleghany/Chicago Trust Balanced Fund     13,268,222.91     9,380.30   16,223.93
Alleghany/Chicago Trust Bond Fund          9,746,558.35    17,309.56   18,656.56
Alleghany/Chicago Trust
   Municipal Bond Fund                     1,527,104.08        59.36          --
Alleghany/Chicago Trust
   Money Market Fund                     375,654,388.06   126,990.52  298,934.63


(2) Shareholders of the following Funds approved new sub-investment advisory agreements between the appropriate Sub-Adviser and each of the following Funds as a result of the acquisition of Alleghany Asset Management, Inc. by ABN AMRO Bank N.V.

                                            VOTED FOR   VOTED AGAINST  ABSTAINED
                                            ---------   -------------  ---------
Alleghany/Chicago Trust
   Growth & Income Fund                  10,778,937.76     29,695.19   39,837.77
Alleghany/Chicago Trust Talon Fund          794,166.62      8,310.09    2,940.07
Alleghany/Chicago Trust
   Small Cap Value Fund                   3,529,545.66      2,076.01          --
Alleghany/Chicago Trust Balanced Fund    13,266,827.32      9,380.30   17,619.52
Alleghany/Chicago Trust Bond Fund         9,746,288.22     18,031.56   18,204.70
Alleghany/Chicago Trust
   Municipal Bond Fund                    1,527,104.08         59.36          --
Alleghany/Chicago Trust
   Money Market Fund                    375,467,538.58    313,840.00  298,934.63


NOTE (G) SUBSEQUENT EVENTS (UNAUDITED):

(1) The Company anticipates offering Class I Shares of Alleghany/Chicago Trust Balanced Fund to the public on July 1, 2001.

(2) Effective May 11, 2001, Chicago Capital Management, Inc. will become the Adviser to Alleghany/Chicago Trust Growth & Income Fund, Alleghany/Chicago Trust Talon Fund, Alleghany/Chicago Trust Balanced Fund, Alleghany/Chicago Trust Bond Fund, Alleghany/Chicago Trust Municipal Bond Fund and Alleghany/Chicago Trust Money Market Fund.

(3) Effective May, 11, 2001, TAMRO Capital Partners LLC will become the Adviser to Alleghany/Chicago Trust Small Cap Value Fund.

Guide to Shareholder Benefits
--------------------------------------------------------------------------------

We're delighted to offer all Alleghany Funds shareholders a variety of services and convenient options. To receive more information about any of these benefits, simply call a Shareholder Services Representative Monday through Friday, 9 a.m.
- 7 p.m. ET.

THE EASY WAY TO GROW YOUR ACCOUNT: START AN
AUTOMATIC INVESTMENT PLAN(1)

Systematic investing is an easy, effortless way to help reach any investment goal. Just choose a fixed amount, and we'll automatically deduct it from your checking or savings account on a regular schedule and invest it in your Alleghany Funds account. The service is free, and the minimum initial investment is $50.

COMPOUND YOUR EARNINGS WITH AUTOMATIC
DIVIDEND REINVESTMENT

By automatically reinvesting dividends into your Alleghany Funds account, your profits can mount. Monthly and quarterly dividends and annual capital gain distributions are reinvested at no charge.

FREE, FLEXIBLE
EXCHANGE PRIVILEGES

As your personal needs change, so can your Alleghany Funds investment. Transfers between our funds are free of charge, and it only takes a telephone call.

LOW MINIMUM INITIAL INVESTMENTS

The minimum initial investment for all Alleghany Funds is just $2,500 ($500 for IRAs). And subsequent investments can be as low as $50.

FREE CHECK WRITING SERVICES AVAILABLE

If you are an investor in Alleghany/Chicago Trust Money Market Fund, you can take advantage of free check writing privileges. Checks must be written for $500 or more.

ACCESS INFORMATION AND MAKE TRANSACTIONS ONLINE AT OUR WEB SITE

You can access account balances, obtain fund information and make transactions online 24 hours a day, 7 days a week -- in complete security. Alleghany Funds was among the first mutual fund companies to provide these capabilities.

------------------------------------
     www.AlleghanyFunds.com
------------------------------------

Our Shareholder Services Line
Is at Your Service 24 Hours a Day
------------------------------------
         800 992-8151

Shareholder Services Representatives are available to assist you Monday - Friday 9 a.m. to 7 p.m., ET. Or, call any time, day or night, for automated account information to make exchanges or check fund performance.

[LOGO OMITTED]
ALLEGHANY FUNDS

  TRUSTEES
  ----------------------------------------------------
  Leonard F. Amari*
  Stuart D. Bilton, Chairman
  Robert Kushner*
  Gregory T. Mutz*
  Robert Scherer*
  Nathan Shapiro*
  Denis Springer*

  *UNAFFILIATED TRUSTEE


  ADVISERS
  ----------------------------------------------------
  The Chicago Trust Company
  171 North Clark Street
  Chicago, IL 60601

  Montag & Caldwell, Inc.
  3455 Peachtree Road, NE, Suite 1200
  Atlanta, GA 30326

  Veredus Asset Management LLC
  One Paragon Centre
  6060 Dutchmans Lane, Suite 320
  Louisville, KY 40205

  Blairlogie Capital Management
  125 Princes Street
  Edinburgh EH2 4AD
  Scotland

  TAMRO~Capital Partners LLC
  1660 Duke St.
  Alexandria, VA 22314


  SHAREHOLDER SERVICES
  ----------------------------------------------------
  PFPC Inc.
  4400 Computer Drive
  Westborough, MA 01581


  DISTRIBUTOR
  ----------------------------------------------------
  PFPC Distributors, Inc.
  3200 Horizon Drive
  King of Prussia, PA 19406


  OFFICERS
  ----------------------------------------------------
  Kenneth C. Anderson, President
  Gerald F. Dillenburg, Vice President,
     Secretary and Treasurer
  Debra Bunde Reams, Vice President
  Laura M. Hlade, Assistant Treasurer


  CUSTODIAN
  ----------------------------------------------------
  Bankers Trust
  One Bankers Trust Place
  New York, NY 10001

  State Street Bank and Trust
  801 Pennsylvania Avenue
  Kansas City, MO 64105


  LEGAL COUNSEL
  ----------------------------------------------------
  Vedder, Price, Kaufman & Kammholz
  222 N. LaSalle Street
  Chicago, IL 60601


  AUDITOR
  ----------------------------------------------------
  Ernst & Young LLP*
  Sears Tower
  233 S. Wacker Drive
  Chicago, IL 60606


  * On January 22, 2001, the Board of Trustees of the Alleghany Funds selected Ernst and Young LLP~to serve as independent auditors to the Funds, replacing KPMG LLP.


THIS REPORT IS SUBMITTED FOR GENERAL INFORMATION TO THE SHAREHOLDERS OF THE FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS WHICH INCLUDES DETAILS REGARDING THE FUNDS' OBJECTIVES, POLICIES, EXPENSES AND OTHER INFORMATION.

AGSAR-O1 4/30/00